UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.   )

☒	Filed by the Registrant
☐	Filed by a Party other than the Registrant

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

GLOBE LIFE INC.
(Name of Registrant as specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

March 19, 2026

To the Shareholders of GLOBE LIFE INC. (the Company):

Globe Life Inc.'s 2026 Annual Meeting of Shareholders (Annual Meeting) will be held in a virtual meeting format, via live audio webcast at 10:00am, Central Daylight Time, on Thursday, April 30, 2026. The Annual Meeting will be conducted using Robert’s Rules of Order and Globe Life Inc.'s Shareholders' Rights Policy. This policy is posted on the Company’s website at https://investors.globelifeinsurance.com under the Corporate Governance heading, or you may obtain a printed copy by writing to the Corporate Secretary at 7677 Henneman Way, McKinney, Texas 75070.

The accompanying Notice and Proxy Statement discuss proposals which will be submitted to a shareholder vote. If you have any questions or comments about the matters discussed in the Proxy Statement or about the operations of the Company, we will be pleased to hear from you.

It is important that your shares be voted at the Annual Meeting. Please mark, date, sign, and return your proxy or vote over the telephone or via the internet. If you attend the virtual Annual Meeting, you may change your vote during the meeting if you desire to do so.

We hope that you will take this opportunity to join us at the virtual Annual Meeting.

Sincerely,

J. Matthew Darden Co-Chairman and Chief Executive Officer

Frank M. Svoboda Co-Chairman and Chief Executive Officer

Notice of 2026 Annual Meeting of Shareholders
Voting Proposals		Page	Meeting Details

1	Election of Directors	5	Date and Time Thursday, April 30, 2026 10:00am Central Daylight Time

2	Advisory Vote to Approve Executive Compensation	36

Meeting Access and Information
To access the meeting online, visit
www.virtualshareholdermeeting.com/GL2026 and enter the 16-digit control number included on your proxy card or voting instruction form.
Meeting Information also may be found at
https://investors.globelifeinsurance.com
under the Calls and Meetings heading.

3	Approval of Globe Life Inc. 2026 Incentive Plan	72

4	Ratification of Appointment of Independent Registered Public Accounting Firm	81
Shareholders will also transact any other business that properly comes before the meeting or any postponement or adjournment thereof.

Virtual Annual Meeting
The 2026 Annual Meeting will be held in a virtual meeting format, online via live audio webcast, to help facilitate attendance and participation by shareholders from any geographic location with internet connectivity.
Shareholders will be able to participate in the virtual meeting, vote your shares electronically, and submit comments to management during the meeting (or questions in advance) in accordance with the Company's Shareholders' Rights Policy. If you are not a shareholder or do not have a control number, you may still access the meeting as a guest, but you will not be able to vote or submit comments during the meeting.
The meeting may be adjourned from time to time (including an adjournment taken to address a technical failure to convene or continue a meeting using remote communication) in any manner permitted by our By-laws. Notice of such adjourned meeting need not be given if the time, date and place thereof are (i) announced at the meeting, (ii) displayed, during the time scheduled for the meeting, on the same electronic network used to enable shareholders and proxyholders to participate in the meeting by means of remote communication, or (iii) set forth in a notice given in accordance with Section 222(a) of the Delaware General Corporation Law. Any business described in this notice may be transacted at any adjourned meeting.
			Record Date The close of business on Wednesday, March 4, 2026 is the record date for determining shareholders who are entitled to notice of, and to vote at, the Annual Meeting.

How to Vote

Your vote is important. We urge you to vote and submit your proxy in advance of the virtual Annual Meeting. You are requested to mark, date, sign and return the enclosed form of proxy in the accompanying envelope, whether or not you expect to attend the meeting. You may also choose to vote your shares by internet or telephone. You may revoke your proxy at any time before it is voted at the meeting.
If you are a beneficial shareholder (your shares are held in an account at a broker, bank or other similar organization), you must enter the 16-digit control number found on your voting instruction form in order to participate and vote in the meeting. Online access to the virtual meeting will begin at approximately 9:45am Central Daylight Time.

			By Order of the Board of Directors

			Christopher T. Moore Corporate Senior Vice President, Associate Counsel and Corporate Secretary
McKinney, Texas March 19, 2026

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be
held on April 30, 2026: The Company’s Proxy Statement and 2025 Annual Report are available at:
https://investors.globelifeinsurance.com/annual-reports and www.proxyvote.com

TABLE OF CONTENTS

1	PROXY SUMMARY

1	Annual Meeting Information
1	Voting Proposals
2	Director Nominees
3	Director Nominees Snapshot
3	2025 Performance Highlights
3	Governance Highlights
4	Executive Compensation Highlights

5	PROPOSAL NUMBER 1 – Election of Directors

6	Director Nominee Skills and Qualifications
7	Director Nominee Skills Matrix
8	Director Nominee Profiles

20	EXECUTIVE OFFICERS

20	CORPORATE GOVERNANCE

20	Director Independence Determinations
21	Leadership Structure
22	Board Oversight of Strategy
22	Board Oversight of Risk
25	Board Oversight of Sustainability
26	Governance Guidelines and Codes of Ethics
26	Insider Trading Policy
27	Shareholder Engagement
27	Communications with the Board of Directors
27	Executive Sessions of the Board
27	Board and Annual Shareholder Meeting Attendance
27	Committees of the Board of Directors
30	Risk Assessment of Compensation Policies and Practices
30	Succession Planning and Leadership Development
31	Qualifications of Directors
32	Board Diversity
32	Director Identification and Evaluation Procedures
33	Procedures for Director Nominations by Shareholders
33	Sustainable Business Practices

36	PROPOSAL NUMBER 2 – Advisory Vote on Executive Compensation

37	COMPENSATION DISCUSSION AND ANALYSIS

37	Executive Summary
41	Our Structure for Setting Executive Compensation
45	Elements of Compensation
49	Other Compensation Practices and Policies

53	COMPENSATION COMMITTEE REPORT

53	EXECUTIVE COMPENSATION

53	Summary Compensation Table
55	2025 Grants of Plan-Based Awards
56	Outstanding Equity Awards at Fiscal Year-End 2025

58	Option Exercises and Stock Vested During Fiscal Year Ended December 31, 2025
59	Pension Benefits at December 31, 2025
60	Potential Payments upon Termination or Change in Control
66	Pay Versus Performance
70	CEO Pay Ratio

71	DIRECTOR COMPENSATION PHILOSOPHY

71	PAYMENTS TO DIRECTORS

72	2025 DIRECTOR COMPENSATION

72	PROPOSAL NUMBER 3 – Approval of Globe Life Inc. 2026 Incentive Plan

79	RELATED PARTY TRANSACTION POLICY AND TRANSACTIONS

79	DELINQUENT SECTION 16(a) REPORTS

80	STOCK OWNERSHIP

81	PRINCIPAL SHAREHOLDERS

81	PROPOSAL NUMBER 4 – Approval of Auditors

82	AUDIT COMMITTEE REPORT

83	PRINCIPAL ACCOUNTING FIRM FEES

83	PRE-APPROVAL POLICY FOR ACCOUNTING FEES

84	PROCEDURAL MATTERS

84	Solicitation of Proxies
84	Record Date, Voting Stock and Quorum
85	Required Vote on Proposals

85	OTHER BUSINESS

86	MISCELLANEOUS INFORMATION

86	Shareholder Proposals and Director Nominations for our 2027 Annual Meeting
86	General

A-1	APPENDIX A – NON-GAAP RECONCILIATION

B-1	APPENDIX B – GLOBE LIFE INC. 2026 INCENTIVE PLAN

NOTE: The Company cautions you that this Proxy Statement may contain forward-looking statements within the meaning of the federal securities law. These prospective statements reflect management's current expectations, but are not guarantees of future performance. Accordingly, please refer to the Company's cautionary statement regarding forward-looking statements and the business environment in which the Company operates, contained in the Company's Form 10-K for the period ended December 31, 2025, found on file with the Securities and Exchange Commission. The Company specifically disclaims any obligation to update or revise any forward-looking statement because of new information, future developments, or otherwise.

The Company Behind the Coverage
Globe Life is a conservatively managed financial services holding company that provides life and supplemental health insurance protection to the underserved lower and middle-income market.
Our basic protection products are distributed to individual and worksite markets throughout the United States, and to individual markets in Canada and New Zealand. Distribution is primarily through exclusive agency and direct-to-consumer channels.
Our Purpose
Since our roots began in 1900, our purpose has been to help families Make Tomorrow Better by working to protect their financial future. Globe Life is committed to doing what is right and fair for our customers, employees, agents, and the communities we serve. Our foundation is built on shared values that guide our actions and support an inclusive and collaborative environment across the Company.
Our shared values:

Accountability	Integrity	Service	Support

Our Strategy
Globe Life is focused on disciplined execution of its financial and operational strategies while capitalizing on opportunities for sustainable growth. This approach supports long-term shareholder value and helps ensure we can fulfill our commitments to customers.
Our business model includes the following:

Efficient cost structure: Operating at a low cost per unit supports profitability and is not easily replicated by competitors.

Consistent excess cash flow generation: The size, profitability and strong persistency of our inforce block generate excess cash flow year after year.

Prudent financial and risk management: A disciplined approach to risk management helps protect the balance sheet across a range of market conditions.

PROXY SUMMARY
This summary highlights information contained elsewhere in this Proxy Statement. It does not contain all of the information that you should consider before voting. Please read the entire Proxy Statement, and for more complete information about the Company’s 2025 performance, you are encouraged to review the Company’s 2025 Annual Report on Form 10-K.
Annual Meeting Information
Date and Time
Thursday, April 30, 2026
10:00am Central Daylight Time
How to Attend
The 2026 Annual Meeting of Shareholders will be held in a virtual meeting format. Shareholders may attend the meeting online by visiting www.virtualshareholdermeeting.com/GL2026 and entering the 16-digit control number included on your proxy card or voting instruction form.
Voting Proposals

Proposals	Board Recommendation	Where to Find More Information
Proposal 1 – Election of Directors
Election of twelve (12) directors, each to serve a one-year term expiring at the close of the 2027 Annual Meeting of Shareholders	FOR each of the Director Nominees named in this Proxy Statement	See Page 5
Proposal 2 – Executive Compensation
A non-binding advisory vote to approve the compensation of the Company's Named Executive Officers ("Say-on-Pay" vote)	FOR	See Page 36
Proposal 3 – Approval of Incentive Plan
Approval of the Globe Life Inc. 2026 Incentive Plan	FOR	See Page 72
Proposal 4 – Ratification of Auditors
Ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the year ending December 31, 2026	FOR	See Page 81
    1                 GL 2026 Proxy Statement

Director Nominees

Name and Principal Occupation	Age	Director Since	Independent	Board Committee
Matthew J. Adams Retired Senior Partner and U.S. Insurance Practice Leader, PwC LLP	62	February 2025	☑	Audit
Cheryl D. Alston Former Executive Director and Chief Investment Officer, ERF	59	February 2018	☑	Compensation (Chair)
Mark A. Blinn Former President and Chief Executive Officer, Flowserve Corporation	64	November 2021	☑	Compensation
James P. Brannen Retired Chief Executive Officer, FBL Financial Group, Inc.	63	November 2021	☑	Governance and Nominating (Chair)
Alice S. Cho Consultant to Ludwig Advisors LLC	59	February 2023	☑	Audit
J. Matthew Darden Co-Chairman and Chief Executive Officer of the Company	55	April 2023
Philip M. Jacobs Retired Principal, U.S. Insurance Tax Sector Leader, KPMG US	65	February 2025	☑	Audit
Derek T. Kan Vice President of Business Operations, Shopify Inc.	47	February 2026	☑	Audit
Sandra L. Phillips Senior Vice President Enterprise Integrity, Chief Legal Officer, Corporate Secretary and Chief Sustainability Officer, Toyota Motor North America Inc.	60	February 2026	☑	Governance and Nominating
David A. Rodriguez Retired Global Chief HR Officer, Marriott International	67	February 2023	☑	Governance and Nominating
Frank M. Svoboda Co-Chairman and Chief Executive Officer of the Company	64	April 2023
Mary E. Thigpen Self-employed Consultant	66	February 2018	☑	Audit (Chair)
    2                 GL 2026 Proxy Statement

Director Nominees Snapshot
2025 Performance Highlights
The Company had a strong year in 2025 and is well positioned to continue to create consistent growth in 2026. The charts below highlight the key financial metrics we use to evaluate our business. Refer to APPENDIX A – Non-GAAP Reconciliation for definitions of non-GAAP measures utilized herein.

Net Operating Income Per Share from Continuing Operations*	Net Income Per Share
$14.52	$14.07

Book Value Per Share (Excluding AOCI)*	Book Value Per Share
$96.16	$74.17

Net Operating Income as ROE (Excluding AOCI)*	Net Income as ROE
16.0%	20.9%

* Non-GAAP financial measure
Governance Highlights
Corporate governance remained a focus of our Board and Company management in 2025. Our corporate governance practices are overseen by the Board of Directors, its standing committees, and our Co-Chief Executive Officers. Cornerstones of our corporate governance framework include:

Independent Board Oversight	•	Strong independent Lead Director
	•	100% independent Board committees
	•	Regular executive sessions of the independent members of the Board
	•	10 of 12 Board members were independent (as of year-end 2025)
    3                 GL 2026 Proxy Statement

Good Corporate Governance Practices	•	Appropriate mix of diversity and tenure on Board
	•	Director Retirement Age and Tenure Policy
	•	Annual Board and Board committee evaluations, including periodic individual director evaluations
	•	Director and executive officer stock ownership requirements
	•	Policies that prohibit hedging and pledging and provide for clawbacks

Shareholders' Rights	•	Shareholders' Rights Policy
	•	Proxy access
	•	No supermajority voting provisions
	•	Annual election of directors
	•	Majority voting standard for uncontested director elections

People and Culture	•	Succession planning and leadership development for executive officers and senior management positions
	•	Succession planning and education for the Board and Board leadership
	•	Programs, policies and initiatives designed to foster an engaged, stable and inclusive workforce
	•	Work environment based on accountability, standards of integrity and ethical business conduct
	•	Oversight of corporate culture that aligns with the Company's long-term goals and objectives
Additional information can be found in the Corporate Governance section of this Proxy Statement.
Executive Compensation Highlights
Our executive compensation programs are designed to motivate the achievement of our business goals in a manner that is consistent with the long-term risks inherent in our business. They reward the sustained annual performance that produces shareholder returns over the long term. Specific highlights include:

Pay for Performance	•	Consistent with our business horizon, executive compensation is long-term in its focus, with a strong emphasis on share accumulation to best align management interests with those of our shareholders
	•	Equity awards are determined with reference to both the dollar value of awards and dilution (i.e., as a % of shares outstanding) to include multiple considerations of shareholder impact and alignment
	•	Realizable pay continues to be well-aligned with the Company's total shareholder return (TSR)

Equity Plan Features	•	No single trigger change in control vesting
	•	No discounted stock options or stock appreciation rights (SARs)
	•	Prohibition on stock option and SAR repricing
	•	No tax gross-ups
	•	Awards subject to both minimum vesting requirements and the Company’s Clawback Policy

Compensation Governance	•	The Board’s independent Compensation Committee oversees the compensation program
	•	The Compensation Committee retains an independent compensation consultant that reports only to that committee
	•	Maximum payout caps for annual incentive compensation; limited to 150% of each Named Executive Officer’s (NEO's) target opportunity
	•	Robust stock ownership guidelines for directors and executives
•
Clawback Policy applicable to current and former executive officers in the event we are required to prepare an accounting restatement of our financial statements due to our material non-compliance with any financial reporting requirement under securities laws

	•	NEOs (including the Co-CEOs) do not have employment contracts

Shareholder Support	•	In 2025, we received strong support for our executive compensation programs, with 92% of votes cast approving our advisory say-on-pay resolution
	•	Over the last five years, our say-on-pay voting results have averaged a 90% approval rate
The compensation recommendations and decisions for 2025 of our management, the Compensation Committee (with the aid of its independent compensation consultant, Pay Governance) and the independent members of the Board are summarized in the Compensation Discussion and Analysis section of this Proxy Statement.
    4                 GL 2026 Proxy Statement

PROPOSAL NUMBER 1
 Election of Directors
Twelve of our current directors are standing for re-election. The Board of Directors proposes the election of Matthew J. Adams, Cheryl D. Alston, Mark A. Blinn, James P. Brannen, Alice S. Cho, J. Matthew Darden, Philip M. Jacobs, Derek T. Kan, Sandra L. Phillips, David A. Rodriguez, Frank M. Svoboda, and Mary E. Thigpen as directors, each to hold office for a one-year term, expiring at the close of the Annual Meeting of Shareholders to be held in 2027, and until his or her successor is elected and qualified. Upon their renomination as directors, all such directors tendered an irrevocable contingent resignation letter pursuant to the Company’s Director Resignation Policy. Linda L. Addison and Marilyn A. Alexander will retire from the Board, with over eight years and 13 years of Board service, respectively, at the Annual Meeting of Shareholders on April 30, 2026.
The Board-adopted Retirement Age and Tenure Policy provides that outside directors will retire at the Annual Meeting of Shareholders immediately following the earlier of their 74th birthday or their completion of 18 years of service on the Board, and inside directors will retire at the Annual Meeting of Shareholders immediately following their 70th birthday. In mid-2025, in light of the anticipated retirement of two directors in April 2026, in accordance with such policy, and in order to ensure that the Board is appropriately constituted and continues to function effectively, the Board began discussing the potential need to add one or more new members. Pursuant to such discussions, which occurred as part of the regular succession planning process, the Governance and Nominating Committee initiated a search for prospective board candidates, with a preference for individuals meeting Board-specified criteria intended to add certain skills and expertise to the Board. After a thorough and inclusive search, candidate evaluations and interviews, the Board determined that Derek T. Kan and Sandra L. Phillips would best fit the current needs of the Board. As Vice President of Business Operations, Shopify Inc.; the former Deputy Director, White House Office of Management and Budget; and the former Secretary of Transportation for Policy, U.S. Department of Transportation, Mr. Kan brings to the Board highly-valued operational and technological innovation and implementation expertise. As the Chief Legal Officer for Toyota Motor North America; former Chief Litigation Counsel for Pfizer; and a former Partner with several top-tier law firms, Ms. Phillips possesses significant legal, regulatory and operational experience, which enhances the Board's competencies in areas of vital importance to the Company.
The Company’s By-laws provide that there will be not less than seven nor more than 15 directors with the exact number to be fixed by the Board. Effective April 26, 2025, the number of directors was set at 12 persons. On February 25, 2026, the Board determined to increase the number of directors to 14 persons, to accommodate the appointments of Mr. Kan and Ms. Phillips on such date. At that time, the Board further decided to reduce the number of directors from 14 to 12 persons effective immediately upon the retirements of Linda L. Addison and Marilyn A. Alexander from the Board, as discussed above.
Proxies cannot be voted for a greater number of persons than the number of nominees named. If any of the nominees becomes unavailable for election, the directors’ proxies will vote for the election of any other person recommended by the Board unless the Board reduces the number of directors.

The Board of Directors recommends that shareholders vote FOR the election of these 12 nominees as directors
    5                 GL 2026 Proxy Statement

Director Nominee Skills and Qualifications
The Board has emphasized the importance of identifying and proposing for shareholder approval Director Nominees who possess a well-rounded range of skills, qualifications, professional experiences and perspectives. It is the Board’s belief that a Board comprised of individuals with diverse skills and viewpoints will enhance its ability to effectively oversee the Company’s business operations and guide management’s efforts to achieve long-term strategic objectives. The chart below outlines those skills and qualifications the Board believes are most relevant to our business.

Skills and Qualifications	Relevance to Globe Life Inc.
Accounting/Financial	Provides an understanding of accounting and financial concepts fundamental to the Board's oversight of our financial affairs and evaluation of our operational and financial results.
Business Operations
Supports the Board's understanding of the broad operational issues affecting our business, including sales, marketing, customer service, claims, underwriting, financial reporting, accounting and related support functions.

Capital Markets	Informs the Board's oversight of our capital structure and financial strategies, including dividends, stock repurchases and prospective mergers and acquisitions.
CEO/Other High-Level Senior Management Running Large Organizations	Enables the Board to benefit from experience leading complex organizations and a practical understanding of decision-making required to drive sustainable financial/operational results.
Enterprise Risk Management	Facilitates the Board's oversight of current and emerging risks that could materially impact our business and ultimately shareholder value.
Human Capital Management
Helps the Board in guiding management's efforts to recruit, retain and develop talented professionals, and to seamlessly integrate them into our corporate culture, in order to drive superior performance.

Information Technology/Information Security	Enhances the Board's ability to oversee technology risks and issues associated with information systems critical to ensuring our business continues to operate in an efficient and resilient manner.
Insurance Industry/ Financial Services	Enhances the Board's understanding of the financial, legal and regulatory issues regularly encountered by an insurance holding company with multiple insurance subsidiaries.
Investments	Increases the Board's knowledge of investment management concepts essential for overseeing investment management activities associated with our substantial portfolio of invested assets.
Legal/Regulatory/Compliance	Supports the Board's oversight of legal, regulatory, and compliance risks inherent in operating within a heavily regulated industry.
Marketing/Advertising
Provides expertise in marketing, advertising and digital channels relevant to the Company's consumer-driven business, supporting alignment of marketing and branding efforts with long-term strategic objectives.

Other Public Company Board Service	Enhances the Board's perspectives on corporate governance practices and key issues affecting public companies such as ours.
Sales Management	Enhances the Board’s ability to evaluate our sales programs/initiatives aimed at developing and maintaining our various sales distribution systems in order to grow sales and profits.
Strategic Planning	Informs the Board's oversight of management's development and execution of our long-term corporate strategy and strategic priorities.

    6                 GL 2026 Proxy Statement

Director Nominee Skills Matrix
While not an exhaustive list, the skills matrix below reflects some of the qualifications and attributes possessed by the Director Nominees that the Board believes are relevant to our business. Also listed are certain voluntarily self-identified demographic characteristics of the Director Nominees.

		Adams	Alston	Blinn	Brannen	Cho	Darden	Jacobs	Kan	Phillips	Rodriguez	Svoboda	Thigpen
Skills and Qualifications
	Accounting/Financial	•	•	•	•	•	•	•	•	•		•	•
	Business Operations	•	•	•	•	•	•	•	•	•	•	•	•
	Capital Markets	•	•	•	•		•	•	•	•		•
	CEO/Other High-Level Senior Mgt. Running Large Organizations	•	•	•	•	•	•	•	•	•	•	•	•
	Enterprise Risk Management	•	•	•	•	•	•	•	•	•		•	•
	Human Capital Management			•			•	•		•	•	•
	Information Technology/Information Security			•		•	•		•	•		•	•
	Insurance Industry/Financial Services	•	•	•	•	•	•	•	•			•	•
	Investments		•	•	•		•	•	•			•
	Legal/Regulatory/Compliance	•				•	•	•	•	•		•
	Marketing/Advertising		•		•		•		•	•			•
	Other Public Company Board Service	•		•	•	•			•	•	•		•
	Sales Management				•		•		•	•			•
	Strategic Planning	•	•	•	•	•	•	•	•	•	•	•	•
Demographic Background
	Tenure [Years]	1	8	4	4	3	3	1	0	0	3	3	8
	Age	62	59	64	63	59	55	65	47	60	67	64	66
	Gender [Male (M), Female (F)]	M	F	M	M	F	M	M	M	F	M	M	F
Race/Ethnicity	African American/Black		•							•
	Hispanic/Latino										•
	Caucasian/White	•		•	•		•	•				•	•
	Asian					•			•
    7                 GL 2026 Proxy Statement

Director Nominee Profiles

	Matthew J. Adams Retired Senior Partner and U.S. Insurance Practice Leader, PricewaterhouseCoopers LLP	☑ Independent

Reasons for Nomination
Mr. Adams adds considerable value to the Board. Through his 30+ years of service in senior-level positions at PricewaterhouseCoopers LLP, including time spent as PwC’s former U.S. Insurance Practice Leader and leadership roles on several global insurance client accounts, in addition to his other public company board service, he gained an extensive knowledge of nearly all aspects of the insurance industry. Mr. Adams also possesses significant, practical experience in a number of areas essential to the Board’s role in exercising its oversight function, including strategy, operations, profitability, insurance financial reporting, state and federal regulation, and human capital management.
Select Business Experience
•PricewaterhouseCoopers LLP, a Big Four accounting firm (1985–2023)
▪Insurance Audit Partner and Senior Relationship Partner (1997–2023)
▪U.S. Insurance Practice Leader (2015–2021)
Other Current Public Company Directorships
•Member, Board of Directors, Fidelis Insurance Holdings Ltd. (NYSE: FIHL) (2023–present)
Former Public Company Directorships (2021–2025)
None
Other Notable Professional Affiliations
•Member, Board of Directors, Mutual of America Financial Group (2023–present)
•Advisor, Concert Group (2023–present)
•Advisor, Everle, Inc. (2023–present)
Education/Certifications
•B.S. in Economics, The Wharton School, University of Pennsylvania
•M.B.A., The Wharton School, University of Pennsylvania
•CPA License, New York and Pennsylvania

AGE 62
DIRECTOR SINCE February 2025
BOARD COMMITTEE Audit

Skills and Qualifications
Accounting/Financial	Insurance Industry/ Financial Services
Business Operations	Legal/Regulatory/Compliance
Capital Markets	Other Public Company Board Service
CEO/Other High-Level Senior Management Running Large Organizations	Strategic Planning
Enterprise Risk Management

    8                 GL 2026 Proxy Statement

	Cheryl D. Alston Former Executive Director and Chief Investment Officer, Employees’ Retirement Fund of the City of Dallas, TX (ERF)	☑ Independent

Reasons for Nomination
With a career spanning more than 21 years in the financial services industry, including positions at ERF, Cigna Corporation and Chase Global Securities, Ms. Alston brings to the Board significant experience in the areas of strategic planning, investment management, asset allocation, corporate governance, finance and budget administration.
Select Business Experience
•Executive Director and Chief Investment Officer of ERF, a $4 billion pension plan for the City’s civilian employees (2004–2025)
•Appointed by President Barack Obama to the Pension Benefit Guaranty Corporation Advisory Committee (2011–2016) (two terms)
•Cigna Corporation, Hartford, CT (1998–2004)
▪Vice President, Retirement & Investment Services Division, Cigna Retirement and Investment Services (2002–2004)
▪Assistant Vice President, Retirement & Investment Services Division, Cigna Retirement and Investment Services (1998–2002)
Other Current Public Company Directorships
Member, Board of Trustees, Janus Henderson Mutual Fund (NYSE: JHG) (2022–present)
Former Public Company Directorships (2021–2025)
None
Other Notable Professional Affiliations
•Member, Board of Directors, Blue Cross Blue Shield of Kansas City (2016–present)
•Member, Board of Directors, CHRISTUS Health (2012–present)
•Member, Board of Directors, Tides Center (2018–2025)
•Member, Board of Directors, Federal Home Loan Bank of Dallas (2017–2021)
•Former Member, Board of Directors, Mercy Health, St. Louis, MO
Education/Certifications
•B.S. in Economics, The Wharton School, University of Pennsylvania
•M.B.A., Leonard N. Stern School of Business, New York University
•Harvard Business School Executive Education

AGE 59
DIRECTOR SINCE February 2018
BOARD COMMITTEE Compensation (Chair)

Skills and Qualifications
Accounting/Financial	Insurance Industry/ Financial Services
Business Operations	Investments
Capital Markets	Marketing/Advertising
CEO/Other High-Level Senior Management Running Large Organizations	Strategic Planning
Enterprise Risk Management

    9                 GL 2026 Proxy Statement

	Mark A. Blinn Former President and Chief Executive Officer, Flowserve Corporation	☑ Independent

Reasons for Nomination
As the former President and Chief Executive Officer, and the former Chief Financial Officer, of Flowserve Corporation and through his leadership roles at Kinko’s Office and Print Services, Inc. and Centex Corporation, Mr. Blinn developed a well-rounded set of business skills and knowledge that significantly benefits the Board, including extensive expertise in business operations, organizational design, accounting/finance and experience running a large complex international organization. He also possesses a thorough understanding of legal and governance matters through his time spent as a practicing attorney.
Select Business Experience
•Flowserve Corporation, a leading manufacturer and aftermarket service provider of comprehensive flow control systems (2004–2017)
▪President and Chief Executive Officer (2009–2017)
▪Chief Financial Officer (2004–2009)
•Chief Financial Officer, FedEx Kinko’s Office and Print Services (2003–2004)
•Vice President and Controller, Centex Corporation, one of the nation’s largest home builders and general building contractors (2000–2002)
Other Current Public Company Directorships
•Member and Non-Executive Chair, Board of Directors, Qnity Electronics, Inc. (NYSE: Q) (2025–present)
•Member, Board of Directors, Emerson Electric Co. (NYSE: EMR) (2019–present)
•Member, Board of Directors, Texas Instruments Incorporated (NASDAQ: TXN)
(2013–present)
Former Public Company Directorships (2021–2025)
•Member, Board of Directors, Leggett & Platt, Incorporated (NYSE: LEG) (2019–2025)
•Member, Board of Directors, Kraton Corporation (formerly NYSE: KRA) (2017-2021)
Other Notable Professional Affiliations
•Member, Southern Methodist University Cox Executive Board
•Member, Board of Advisors, Cardone Industries (2020–2023)
Education/Certifications
•B.S., Southern Methodist University
•M.B.A., Southern Methodist University
•J.D., Southern Methodist University
•Chartered Financial Analyst (CFA) designation

AGE 64
DIRECTOR SINCE November 2021
BOARD COMMITTEE Compensation

Skills and Qualifications
Accounting/Financial	Information Technology/Information Security
Business Operations	Insurance Industry/ Financial Services
Capital Markets	Investments
CEO/Other High-Level Senior Management Running Large Organizations	Other Public Company Board Service
Enterprise Risk Management	Strategic Planning
Human Capital Management
    10                 GL 2026 Proxy Statement

	James P. Brannen Retired Chief Executive Officer, FBL Financial Group, Inc.	☑ Independent

Reasons for Nomination
With nearly 30 years of relevant knowledge and experience in the insurance and financial services industry, and having held a variety of C-suite positions during his distinguished career, Mr. Brannen brings to the Board demonstrated corporate leadership and extensive expertise in business operations, finance, capital management, strategic planning and executive management.
Select Business Experience
•FBL Financial Group, Inc., a financial services holding company operating under the consumer brand name Farm Bureau Financial Services, West Des Moines, IA
▪Chief Executive Officer (2012–2019)
▪Chief Financial Officer, Chief Administrative Officer and Treasurer (2007–2012)
▪Vice President - Finance (1999–2006)
▪Tax Vice President (1991–1999)
•Tax Manager, Ernst & Young, LLC (1985–1991)
Other Current Public Company Directorships
None
Former Public Company Directorships (2021–2025)
•Member, Board of Directors, First Interstate BancSystem (NASDAQ: FIBK) (2022–2023)
•Member, Board of Directors, Great Western Bancorp, Inc. (NYSE:GWB) (2015–2022)
Other Notable Professional Affiliations
•Member, Board of Directors, Amerisure Mutual Insurance Company (2020–present)
•Member, Board of Directors, FBL Financial Group Inc. (2012–2019)
•Member, Board of Directors, Greater Des Moines Partnership (2012–2019)
•Member, Board of Directors, Property Casualty Insurers Association of America (2012–2019)
•Member, Board of Directors, United Way of Central Iowa (2010–2016)
Education/Certifications
•B.B.A. in Accounting, University of Iowa
•American Institute of Certified Public Accountants
•Iowa Society of Certified Public Accountants

AGE 63
DIRECTOR SINCE November 2021
BOARD COMMITTEE Governance and Nominating (Chair)

Skills and Qualifications
Accounting/Financial	Investments
Business Operations	Marketing/Advertising
Capital Markets	Other Public Company Board Service
CEO/Other High-Level Senior Management Running Large Organizations	Sales Management
Enterprise Risk Management	Strategic Planning
Insurance Industry/ Financial Services
    11                 GL 2026 Proxy Statement

	Alice S. Cho Consultant to Ludwig Advisors LLC	☑ Independent

Reasons for Nomination
Through her advisory and management positions at Promontory Financial Group, BITS (Bank Policy Institute), the Federal Reserve Board, and the U.S. Executive Office of the President, Ms. Cho brings to the Board extensive experience in advising boards and top executives on risk management, regulatory compliance, corporate governance, and digital technology issues.
Select Business Experience
•Consultant to Ludwig Advisors LLC, a strategic and regulatory advisory firm to financial institutions (2026–present)
•Senior Advisor to Boston Consulting Group (2021–2025)
•Company Advisor, Varo Money Inc. (2017–2020)
•Managing Director and Head of West Coast Practice, Promontory Financial Group
(2015–2017)
▪Various senior leadership roles advising C-suite executives and boards of large financial institutions (2005–2015)
•Director, BITS, the technology arm of the Bank Policy Institute (1999–2000)
•Special Asst. to Vice Chair Alice M. Rivlin at the Federal Reserve Board, Washington, D.C. (1995–1999)
Other Current Public Company Directorships
•Member, Board of Directors, First Interstate BancSystem (NASDAQ: FIBK) (2020–present)
Former Public Company Directorships (2021–2025)
None
Other Notable Professional Affiliations
•Board Advisor to Revolut (US) (2026 - present)
•Member, The University of Chicago, Harris Council (2021–present)
•Member, Council of Korean-Americans (2021–present)
•Founding Member, Extraordinary Women on Boards (2021–present)
Education/Certifications
•B.A. in Economics, Whitman College
•A.M. in Public Policy, University of Chicago (Sloan Fellow)
•Harvard Business School Executive Education

AGE 59
DIRECTOR SINCE February 2023
BOARD COMMITTEE Audit

Skills and Qualifications
Accounting/Financial	Insurance Industry/ Financial Services
Business Operations	Legal/Regulatory/Compliance
CEO/Other High-Level Senior Management Running Large Organizations	Other Public Company Board Service
Enterprise Risk Management	Strategic Planning
Information Technology/Information Security

    12                 GL 2026 Proxy Statement

J. Matthew Darden Co-Chairman and Chief Executive Officer of the Company

Reasons for Nomination
Mr. Darden provides the Board with a host of relevant and broad-based skills gained from more than 30 years of direct insurance industry experience, including expertise in marketing, finance, accounting, consulting, technology, business combinations and capital market transactions. Through his managerial roles at the Company, most recently serving as its Chief Strategy Officer, and his 17+ years of public accounting experience at Deloitte & Touche LLP and Ernst & Young LLP, Mr. Darden brings a wealth of highly-valued managerial, financial, operational, and strategic experience to the Board.
Select Business Experience
•Globe Life Inc., McKinney, TX
▪Co-Chairman and Chief Executive Officer (2023–present)
▪Senior Executive Vice President and Chief Strategy Officer (2022)
▪Executive Vice President and Chief Strategy Officer (2017–2022)
▪President of subsidiary American Income Life Insurance Company (2018–2022)
▪President of subsidiary Family Heritage Life Insurance Company of America (2017–2018)
▪Executive Vice President, Innovations and Business Development (2014–2016)
•Partner, Deloitte & Touche LLP, a Big Four accounting firm (2006–2014)
Other Current Public Company Directorships
None
Former Public Company Directorships (2021–2025)
None
Other Notable Professional Affiliations
•American Institute of Certified Public Accountants
•The Texas Society of Certified Public Accountants
Education/Certifications
•B.B.A. in Economics and Finance, Baylor University
•M.B.A., Baylor University
•Certified Public Accountant

AGE 55
DIRECTOR SINCE April 2023

Skills and Qualifications
Accounting/Financial	Insurance Industry/ Financial Services
Business Operations	Investments
Capital Markets	Legal/Regulatory/Compliance
CEO/Other High-Level Senior Management Running Large Organizations	Marketing/Advertising
Enterprise Risk Management	Sales Management
Human Capital Management	Strategic Planning
Information Technology/Information Security
    13                 GL 2026 Proxy Statement

	Philip M. Jacobs Retired Principal, U.S. Insurance Tax Sector Leader, KPMG US	☑ Independent

Reasons for Nomination
Through his 35+ years of experience in insurance, banking and professional services, with senior roles at KPMG, Barclays, AIG and GE, Mr. Jacobs has gained significant relevant expertise in accounting and taxation in the financial services industry (including in the life insurance sector). As a global tax leader, he offers the Board valuable strategic insights into taxation, accounting and risk management issues. His core competencies also include capital markets, mergers and acquisitions, legal/regulatory issues and crisis readiness.
Select Business Experience
•Principal, U.S. Insurance Tax Sector Leader, KPMG, a Big Four accounting firm (2015–2023)
•Global Head of Corporate Development and Tax, XL Catlin, Stamford, CT (2013–2015)
•Global Head of Tax, Barclays, New York, NY (2009–2013)
•Global Tax Director, Head of Divestitures, AIG, New York, NY (2006–2009)
•Senior Tax Advisor, Business Tax Director, GE Capital, Stamford, CT (1993–2006)
Other Current Public Company Directorships
None
Former Public Company Directorships (2021–2025)
None
Other Notable Professional Affiliations
•Member, Board of Directors, XL Catlin Ireland Subsidiaries: XLIT, Ltd; XL Financial Holdings Ltd; XL Financial Holdings Ltd; and XL Financial Ltd (2014–2015)
Education/Certifications
•B.A. in History, Princeton University
•CPA License (Inactive)

AGE 65
DIRECTOR SINCE February 2025
BOARD COMMITTEE Audit

Skills and Qualifications
Accounting/Financial	Human Capital Management
Business Operations	Insurance Industry/ Financial Services
Capital Markets	Investments
CEO/Other High-Level Senior Management Running Large Organizations	Legal/Regulatory/Compliance
Enterprise Risk Management	Strategic Planning
    14                 GL 2026 Proxy Statement

	Derek T. Kan Vice President of Business Operations, Shopify Inc.	☑ Independent

Reasons for Nomination
As Vice President of Business Operations, Shopify Inc., and the former Chief Business Officer of Deliverr, Inc., Mr. Kan has acquired valuable experience in the areas of innovation and the implementation of new technologies. In addition, his service as Vice Chairman of the U.S. Postal Service Board of Governors, together with his prior senior roles at the White House Office of Management and Budget and the U.S. Department of Transportation, provide the Board with a unique perspective on financial oversight and regulatory matters.
Select Business Experience
•Vice President of Business Operations, Shopify Inc., a global e-commerce technology company (2022–present) (following Shopify's acquisition of Deliverr, Inc.)
•Chief Business Officer, Deliverr, Inc., an e-commerce fulfillment company (2020–2022)
•Federal Government Service (various roles)
▪Deputy Director, White House Office of Management and Budget (2020)
▪Under Secretary of Transportation for Policy, U.S. Department of Transportation (2017–2019)
Other Current Public Company Directorships
•Member, Board of Directors, Toll Brothers, Inc. (NYSE: TOL) (2021–present)
Former Public Company Directorships (2021–2025)
None
Other Notable Professional Affiliations
•Vice Chairman/Governor, U.S. Postal Service Board of Governors (2022–present)
•Senior Advisor, Oaktree Capital Group (2021–present)
•Member, Board of Directors, Amtrak (2016–2019)
Education/Certifications
•B.S., University of Southern California
•M.S., London School of Economics
•M.B.A., Stanford Graduate School of Business

AGE 47
DIRECTOR SINCE February 2026
BOARD COMMITTEE Audit

Skills and Qualifications
Accounting/Financial	Investments
Business Operations	Legal/Regulatory/Compliance
Capital Markets	Marketing/Advertising
CEO/Other High-Level Senior Management Running Large Organizations	Other Public Company Board Service
Enterprise Risk Management	Sales Management
Information Technology/Information Security	Strategic Planning
Insurance Industry/ Financial Services

    15                 GL 2026 Proxy Statement

	Sandra L. Phillips Senior Vice President Enterprise Integrity, Chief Legal Officer, Corporate Secretary and Chief Sustainability Officer, Toyota Motor North America Inc.	☑ Independent

Reasons for Nomination
Ms. Phillips provides the Board with strong expertise in legal, regulatory and operational matters gained through her senior leadership roles at Toyota Motor North America. Her experience overseeing compliance, governance and enterprise risk functions supports the Board's oversight responsibilities and informs its consideration of regulatory and operational risk.
Select Business Experience
•Toyota Motor North America Inc., Plano, TX (2012–present)
▪SVP Enterprise Integrity, Chief Legal Officer, Corporate Secretary and Chief Sustainability Officer (2025–present)
▪SVP Corporate Resources, General Counsel, Chief Legal Officer and Corporate Secretary (2023–2025)
▪SVP Corporate Resources, General Counsel, Chief Legal Officer and Chief Diversity Officer (2022–2023)
▪Group VP, General Counsel, Chief Legal Officer and Chief Diversity Officer (2019–2022)
▪Group VP, General Counsel, Chief Legal Officer and Corporate Secretary (2017–2019)
▪Group VP, General Counsel and Chief Legal Officer (2015–2017)
•Partner, Morgan, Lewis & Bockius, Houston, TX (2008–2012)
•SVP and Associate General Counsel, Chief Litigation Counsel, Pfizer, New York, NY (2004–2008)
•Partner, Shook, Hardy & Bacon L.L.P., Houston, TX (1995–2004)
Other Current Public Company Directorships
•Member, Board of Directors, MSA Safety Inc. (NYSE: MSA) (2017–present)
Former Public Company Directorships (2021–2025)
•Member, Board of Directors, The Chemours Company (NYSE: CC) (2021–2024)
Other Notable Professional Affiliations
•Commissioner, Texas Access to Justice Commission (2024–present)
•Director, Southern Methodist University Tate Lecture Series (2021–present)
•Member, Board of Directors, United Way of Metropolitan Dallas (2015–present)
•Trustee, University of Texas Law School Foundation (2015–present)
•Co-Founder, Center for Women in Law, University of Texas School of Law (2011–present)
Education/Certifications
•Bachelor of Journalism, University of Texas at Austin
•J.D., University of Texas School of Law
•CERT Certificate in Cybersecurity Oversight

AGE 60
DIRECTOR SINCE February 2026
BOARD COMMITTEE Governance and Nominating

Skills and Qualifications
Accounting/Financial	Information Technology/Information Security
Business Operations	Legal/Regulatory/Compliance
Capital Markets	Marketing/Advertising
CEO/Other High-Level Senior Management Running Large Organizations	Other Public Company Board Service
Enterprise Risk Management	Sales Management
Human Capital Management	Strategic Planning
    16                 GL 2026 Proxy Statement

	David A. Rodriguez Retired Global Chief Human Resources Officer, Marriott International	☑ Independent

Reasons for Nomination
Mr. Rodriguez brings to the Board extensive experience in human resource management, including organizational culture and inclusion, through a 36-year career at companies including Marriott International, Citicorp/Citibank and Avon Products, and his service on the Board of Woodmark Corporation and the Board of Trustees of the SIOP Foundation.
Select Business Experience
•Marriott International (2006–2021)
▪Global Chief Human Resources Officer (2006–2021)
▪Executive Vice President - Corporate Human Resources and U.S. Hotel Division
(2003–2006)
▪Senior Vice President - Corporate Human Resources (1998–2002)
•Citicorp/Citibank - various HR leadership roles culminating with Chief Human Resources Officer, Citibank Credit Cards Division (1989–1998)
Other Current Public Company Directorships
•American Woodmark Corporation (2020–present)
Former Public Company Directorships (2021–2025)
None
Other Notable Professional Affiliations
•Member, Board of Trustees, The Society for Industrial and Organizational Psychology ("SIOP") Foundation
Education/Certifications
•B.A. in Psychology, New York University
•M.A., Ph.D. in Industrial/Organizational Psychology, New York University
•Fellow, National Academy of Human Resources
•Fellow, Society for Industrial and Organizational Psychology
•Fellow, American Psychological Association

AGE 67
DIRECTOR SINCE February 2023
BOARD COMMITTEE Governance and Nominating

Skills and Qualifications
Business Operations	Other Public Company Board Service
CEO/Other High-Level Senior Management Running Large Organizations	Strategic Planning
Human Capital Management
    17                 GL 2026 Proxy Statement

Frank M. Svoboda Co-Chairman and Chief Executive Officer of the Company

Reasons for Nomination
Mr. Svoboda has more than 37 years of direct insurance industry experience, including in the areas of tax, accounting, consulting, business combination and capital market transactions. As the Company’s Chief Financial Officer for more than a decade, with overall responsibility for various accounting, financial and executive functions at the Company and its subsidiaries, and through his service as his Company’s Vice President of Tax for nine years prior thereto, as well as the 19 years spent in public accounting at KPMG LLP, he provides the Board with significant financial and operational expertise.
Select Business Experience
•Globe Life Inc., McKinney, TX
▪Co-Chairman and Chief Executive Officer (2023–present)
▪Senior Executive Vice President and Chief Financial Officer (2022)
▪Executive Vice President and Chief Financial Officer (2012–2022)
▪President of subsidiaries Globe Life And Accident Insurance Company (2018–2022)
and American Income Life Insurance Company (2017–2018)
▪Vice President and Director of Tax (2005–2012)
•KPMG LLP, a Big Four accounting firm (1984–2003)
▪Partner, Insurance Tax (1998–2003)
▪Various other positions (1984–1998)
Other Current Public Company Directorships
None
Former Public Company Directorships (2021–2025)
None
Other Notable Professional Affiliations
•American Institute of Certified Public Accountants
•The Texas Society of Certified Public Accountants
Education/Certifications
•B.A. in Accounting and Finance, Nebraska Wesleyan University

AGE 64
DIRECTOR SINCE April 2023

Skills and Qualifications
Accounting/Financial	Information Technology/Information Security
Business Operations	Insurance Industry/ Financial Services
Capital Markets	Investments
CEO/Other High-Level Senior Management Running Large Organizations	Legal/Regulatory/Compliance
Enterprise Risk Management	Strategic Planning
Human Capital Management
    18                 GL 2026 Proxy Statement

	Mary E. Thigpen Self-employed Consultant	☑ Independent

Reasons for Nomination
Ms. Thigpen provides the Board with extensive and diverse expertise in technology, artificial intelligence, cybersecurity, digital commerce, systemic risk management, corporate governance, and international business. Her core competencies in Board oversight have been developed through her service as Chief Executive Officer of OpsDataStore and North Plains, LLC, senior leadership positions at Cox Communications, BearingPoint, Arthur Andersen LLP and Hewlett-Packard Company, and work with clients through her consultancy practice.
Select Business Experience
•Self-employed consultant providing advisory services in digital transformation strategies for emerging technologies, technology governance and cybersecurity assessments, and systemic risk mitigation competencies (2019--present and 2015–2017)
•Chief Executive Officer, OpsDataStore, LLC, Johns Creek, Georgia, a big data analytics, AI, and visualization software company (2017–2019)
•Chief Executive Officer, North Plains, LLC, Toronto, Canada, a digital asset management platform (2014–2015)
•Self-employed consultant providing advisory services in strategy development, technology assessments, and global go-to-market operational competencies (2011–2013)
•Senior Vice President of Strategy, Cox Communications, Atlanta, GA
(2004–2011)
•Managing Director, BearingPoint, Atlanta, GA (2003–2004)
•Partner, Arthur Andersen Business Consulting (1998–2002)
•Various global sales, marketing and product innovation and management positions, Hewlett-Packard Company (1982–1998)
Other Current Public Company Directorships
None
Former Public Company Directorships (2021–2025)
•Member, Board of Directors, Hope Bancorp, Inc. (NASDAQ: HOPE) (2021–2024)
Other Notable Professional Affiliations
•Member, Board of Directors, Achievelt Online, LLC (2016–present)
•Member, Board of Directors, Bank of Hope (an affiliate of Hope Bancorp, Inc.) (2021–2024)
•Member, Board of Directors, OPUS Bank (NASDAQ: OPB) (2019–2020)
Education/Certifications
•B.S. in Mathematical and Computer Science, Clemson University

AGE 66
DIRECTOR SINCE February 2018
BOARD COMMITTEE Audit (Chair)

Skills and Qualifications
Accounting/Financial	Insurance Industry/ Financial Services
Business Operations	Marketing/Advertising
CEO/Other High-Level Senior Management Running Large Organizations	Other Public Company Board Service
Enterprise Risk Management	Sales Management
Information Technology/Information Security	Strategic Planning

    19                 GL 2026 Proxy Statement

EXECUTIVE OFFICERS
The following table shows certain information concerning each person deemed to be an executive officer of the Company, except those persons also serving as directors. Each executive officer is appointed by the Board of the Company or its subsidiaries annually and serves at the pleasure of that board. There are no arrangements or understandings between any executive officer and any other person pursuant to which the officer was selected.

Name	Current Age	Principal Occupation and Business Experience for the Past Five Years*
Jennifer A. Haworth	52	EVP and Chief Marketing Officer of Company since Jan. 2020; Division SVP, Marketing of Globe since Sept. 2019
Robert E. Hensley	58	EVP and Chief Investment Officer of Company since July 2021; Divisional SVP, Investments of American Income, Family Heritage, Globe, Liberty National and United American since Feb. 2021
Thomas P. Kalmbach	61	EVP and Chief Financial Officer of Company since Jan. 2023; President of Globe since Jan. 2023; President of Family Heritage since Apr. 2022 (EVP and Chief Actuary of Company Jan. 2019 – Dec. 2022)
Michael C. Majors	63
EVP and Chief Strategy Officer of Company since July 2025; President of United American since
Mar. 2015 (EVP, Policy Acquisition and Chief Strategy Officer of Company Jan. 2023 – July 2025;
EVP - Administration and Investor Relations of Company July 2018 – Dec. 2022)

R. Brian Mitchell	62	EVP and General Counsel of Company since June 2012; Chief Risk Officer of Company since May 2017; President of American Income since Jan. 2023; President of Liberty National since July 2018
Dolores L. Skarjune	60
EVP and Chief Administrative Officer of Company since Jan. 2023; Divisional SVP, Administration of Family Heritage since June 2023; Divisional SVP, Sales and Administration of American Income, Globe, Liberty National, and United American since Sept. 2019 (Corporate SVP, Sales Administration of Company Jan. 2021 – Dec. 2022)

Robert Sweeney	60
EVP, Underwriting and Sales Administration of Company since July 2025 (Partner/SVP, TPA Strategy and Implementations Life and Annuity Insurance of EXL Dec. 2024 – July 2025; Partner, Insurance TPA Solution and Business Development of IBM Aug. 2023 – Dec. 2024; Chief Operating Officer of Fortitude Life & Annuity Solutions, Inc. July 2021 – Aug. 2023; Head of U.S. Life and Annuity Services of AIG
May 2017 – July 2021)

Christopher K. Tyler	52	EVP and Chief Information Officer of Company since June 2022 (Chief Information Officer of Magellan Health Feb. 2020 – May 2022)
Rebecca E. Zorn	54	EVP and Chief Talent Officer of Company since Jan. 2021; Divisional SVP and Chief Talent Officer of American Income, Family Heritage, Globe, Liberty National and United American since Sept. 2019
*American Income, Family Heritage, Globe, Liberty National, and United American, as used in this Proxy Statement, refer to American Income Life Insurance Company, Family Heritage Life Insurance Company of America, Globe Life And Accident Insurance Company, Liberty National Life Insurance Company and United American Insurance Company, subsidiaries of the Company.
CORPORATE GOVERNANCE
Director Independence Determinations
The New York Stock Exchange (NYSE) rules require that the Company have a majority of independent directors. The rules provide that no director will qualify as “independent” unless the Board of Directors affirmatively determines that the director has no material relationship with the Company and its subsidiaries, either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company. The Board adopted the categorical standards prescribed by the NYSE as well as 12 additional categorical standards to assist it in making determinations of independence.
These independence standards are available on the Company’s website at https://investors.globelifeinsurance.com under the Board of Directors heading at Director Independence Criteria. You may also obtain a printed copy of the independence standards at no charge by writing to the Corporate Secretary at 7677 Henneman Way, McKinney, Texas 75070.
    20                 GL 2026 Proxy Statement

Based on these categorical standards and after evaluation of the directors’ responses to an annual questionnaire, the Governance and Nominating Committee makes recommendations to the Board of Directors regarding director independence. After review of the Committee's recommendations regarding director independence, the Board determined on February 25, 2026 that the following directors meet the categorical standards prescribed by the New York Stock Exchange and set by the Board, and are “independent”:

Matthew J. Adams	Alice S. Cho	Sandra L. Phillips
Cheryl D. Alston	Philip M. Jacobs	David A. Rodriguez
Mark A. Blinn	Derek T. Kan	Mary E. Thigpen
James P. Brannen
The Board determined that J. Matthew Darden and Frank M. Svoboda (as Company employees) were not "independent.”
Leadership Structure

Management
Since June 1, 2012, the Company has successfully operated with two principal executive officers, most recently with J. Matthew Darden and Frank M. Svoboda serving as Co-Chief Executive Officers (“Co-CEOs”) of the Company since January 1, 2023.
While this leadership structure is non-traditional, the Board has determined that having Co-CEOs remains the most appropriate strategic leadership choice for the Company. In appointing Messrs. Darden and Svoboda as Co-CEOs, the Board observed that such leadership structure has proven highly effective for the Company for more than a decade; allowing compatible, experienced executives with complementary skill sets to partner together to manage the complex and varied corporate functions attendant to our business. The Company does not have a President or Chief Operating Officer, opting instead for the Co-CEOs to perform the functions typically associated with such roles.
While both Co-CEOs are ultimately responsible for all aspects of the Company’s day-to-day business operations and jointly oversee the management of the Company, they have separated their duties in a manner designed to leverage the prior experience and expertise of each, while collaborating to set forth their strategic vision for the Company, consistent with guidance from the Board.
The Board believes this leadership structure allows for a valuable mix of backgrounds, expertise and perspectives at the Company’s most senior-level executive position, enabling more informed decision-making and enhanced business judgment by those principally charged with leading the organization into the future. The Board has determined that maintaining a Co-CEO structure, premised upon a shared commitment by both individuals to successfully execute the Company’s strategy, serves to best position the Company for continued growth and shareholder value creation.

Board of Directors
The Board does not have a fixed policy regarding the separation of the Board Chair and Chief Executive Officer (CEO) positions. It is the Board's position that such determination should be part of the regular succession planning process and should be made based on the best interests of the Company at a given time. The Company currently operates with the roles of the Board Chair and CEO combined, believing that it provides the appropriate level of corporate governance for shareholders, policyholders, regulators and our other constituent groups.
Although the Board is not currently chaired by an independent director, the Company's Corporate Governance Guidelines provide for the position of a lead independent director (Lead Director) and define the qualifications and duties of that Lead Director. The Board has conducted frequent executive sessions of only the independent directors for a number of years, with all of such executive sessions presided over by the Lead Director. As set forth in the Corporate Governance Guidelines, the Lead Director is elected annually by and from the independent directors then serving on the Board; provided, however, that a director must have served a minimum of one year in order to qualify for election as the Lead Director and that a person may not serve as the Lead Director for more than three one-year terms in succession without express agreement of the Board.

    21                 GL 2026 Proxy Statement

The Lead Director has duties which include, but are not limited to, the following:

Lead Director Duties

•
Acting as the principal liaison between the independent directors and the Board Chair(s) and facilitating the flow of quality and timely information between the independent directors and Company management
		•	Leading the Board through the Chair/Co-CEO succession planning process, including overall timing and candidate identification, selection and leadership transition
•	Identifying important issues for Board consideration and coordinating preparation for Board meetings and executive sessions of the Board, including approval of meeting agendas and schedules to assure adequate time for discussion	•	Working with the Governance and Nominating Committee to ensure that: (1) a robust Board and individual director evaluation process occurs regularly; (2) underperforming directors, if any, are identified and offered assistance for improvement; and (3) the Board has the appropriate set of skills and experiences to fulfill its responsibilities
•	Ensuring that directors are encouraged to share their viewpoints and raise questions at Board meetings, facilitating discussion around core issues and helping to achieve consensus	•	Approving retention of Board consultants, except consultants explicitly retained pursuant to Committee responsibilities
•	Leading executive sessions of the Board that encourage open and candid conversations and provide useful feedback for the Board Chair(s)	•	Calling special purpose meetings of the independent directors
•	Leading Board meetings if the Board Chair(s) is/are not present	•	Being available for consultation and communication with shareholders upon request of the Board Chair(s)
•	Assisting Committee Chairs and individual Board members in fulfilling their roles and responsibilities, upon request	•	Assisting in crisis situations by coordinating communication with the Board and providing other assistance as requested by management
•
Working with the Governance and Nominating Committee to ensure that a strong executive development and succession planning process operates continuously and independent Board members are fully informed of the process and properly fulfill their roles
		•	Performing other duties consistent with the Lead Director role as requested by the Board or management

Should the Lead Director be unable to meet any of the responsibilities of the position, the independent members of the Board may select one or more of the other independent members to fulfill those responsibilities as they determine to be necessary until the Lead Director is able to do so, or until another Lead Director is elected.
Linda L. Addison was elected as Lead Director to serve for a term beginning in April 2025 and expiring April 30, 2026. The Board has determined that, upon the completion of such term, Mr. Brannen will serve as Lead Director.
Board Oversight of Strategy
A key responsibility of the Board is the oversight of management’s development and execution of the Company’s strategy. The Board’s oversight of strategy is a continuous process in which elements of the strategy are discussed at each regularly scheduled Board meeting. Annually, the Board and management engage in a discussion regarding the Company’s long-term strategy, operational priorities and annual operating plan.
The Company’s strategic plan establishes priorities, aligns resources and ensures the organization is working toward common goals. The strategic plan includes an assessment of the competitive environment and details the operational priorities necessary to increase shareholder value while successfully managing risk.
The Board reviews the Company’s primary objectives for attaining short and long-term success, including financial and operational goals. The Board assesses management’s progress in achieving objectives, through discussion of strategic business activities and performance measures. The Company’s risk management program (including ERM and Sustainability topics) is also evaluated by the Board. The varied skills and experiences of the Board members are essential to the Board’s ability to meet its strategic planning oversight responsibility, including monitoring and providing guidance related to management’s execution of the Company’s business strategy.
Board Oversight of Risk
The Company’s Board is committed to a corporate culture that aligns day-to-day decision making with risk awareness and helps assure that the Company’s long-term strategic initiatives are consistent with its risk appetite. As a part of its general oversight responsibilities, the Board has determined that overall responsibility for overseeing enterprise risk management at the Company rests with the full Board of Directors as opposed to any specific Board-level committee. The Board recognizes the importance of identifying, assessing, mitigating and monitoring risks that may have a material adverse effect on the Company, including operational, financial, compliance/legal and strategic risks. In fulfilling its risk oversight function, the Board has delegated certain oversight responsibilities to its three
    22                 GL 2026 Proxy Statement

standing committees – Audit Committee, Compensation Committee, and Governance and Nominating Committee – who assist the Board by monitoring and evaluating risks that fall within their respective purviews and overseeing management’s implementation of associated mitigation activities. Although the Board has delegated certain oversight responsibilities to its standing committees, these committees regularly report to the Board on specified risk areas, and the Board maintains primary responsibility for risk oversight. The organization's most significant risks are assessed and reported to the full Board on an annual basis, as well as to the applicable standing committee(s) as necessary. The Audit Committee receives a quarterly risk report from the Chief Risk Officer, which includes results from recently conducted risk assessments. The "Emerging Risk Assessment" and "Core Risk Assessments" for the Company's top risks are conducted annually and the results are reported to the Audit Committee and, subsequently, to the full Board.
Risk Oversight Responsibilities

Board of Directors
•Strategic Planning & Resource Allocation Risk •Credit Risk •Capital Risk •Financial Market Risk •Market Dynamics Risk	•IT & Systems Risk •Reputation & Communications Risk •Distribution Risk	•Business Resiliency Risk •Third-Party Risk •Key Relationship Management Risk

Audit Committee	Compensation Committee	Governance and Nominating Committee
•Financial Reporting Risk •Tax Risk •Legal Risk •Compliance Risk •Insurance Product Risk •Asset-Liability Matching Risk •Information Security Risk •Fraud Risk •Data Governance Risk	•Talent Risk (including Compensation and Benefits Risk and Incentive Risk)	•Health & Safety Risk •Governance Risk •Talent Risk
The Board oversees risk, in part, by regularly monitoring, receiving and reviewing written and oral reports from and interacting with a senior management level Enterprise Risk Management (ERM) Committee chaired by the Company’s Chief Risk Officer. The Chair of the Audit Committee serves as the Board’s official liaison to the ERM Committee and attends its quarterly meetings as a non-voting member. Other Board members may attend such meetings and submit matters and issues to be considered and reported on by the ERM Committee.
Each of the Company’s insurance subsidiaries has a Subsidiary Risk Committee that provides information on key risks to the ERM Committee. These committees are responsible for implementing the Company’s ERM framework, maintaining a culture of risk management, and establishing risk-related policies and procedures at each subsidiary.
The Company's ERM Department aids the ERM Committee’s efforts to identify, assess and prioritize the Company’s most significant risks, while working directly with "risk owners" on their mitigation, monitoring and reporting of such risks. This Department also supports the Company’s operational business units in evaluating and managing risk in their respective areas through facilitation of a variety of annual risk assessments. The "Emerging Risk Assessment" process begins with the ERM Department compiling emerging risk data from industry resources, then conducting workshops with leaders at various levels of management to discuss and identify the Company's top emerging risks. The results and proposed action plans are discussed with the ERM Committee and then shared with the Audit Committee. As other emerging risks are identified throughout the year, they are discussed with the ERM Committee on an as-needed basis. The ERM Department also coordinates the "Core Risk Assessment" process, which begins by hosting workshops with leaders at various levels of management to identify the most significant (or “core”) risks to the organization. Each of the core risks is scoped into the risk assessment process with risk owners, subject-matter experts, or relevant third parties if deemed necessary, to determine risk scenarios and associated risk ratings, existing and planned risk management activities, key risk metrics, sustainability risk relationships, and reputational risk relationships. The risk assessments include collaboration with other internal departments principally focused on risk management as well as the department with primary responsibility for strategic planning. The core risks are also assessed in relation to the Company’s strategic priorities and objectives. The risk assessment results are reported to the members of the Board at least annually to obtain their insight and guidance.

    23                 GL 2026 Proxy Statement

Risk Assessment Process
The Company also has a Chief Compliance Officer who oversees the Regulatory Compliance Department, which is charged with tracking, reviewing and interpreting state, federal and international laws and regulations relevant to the Company's business operations. Through active management of periodic regulatory examinations of the Company's insurance subsidiaries, this department is well-positioned to identify regulatory risks that may need to be brought to the attention of the ERM Committee.
The Company has an Operational Risk Committee, a sub-committee of the ERM Committee, that is chaired by the Senior Vice President of Risk, Insurance Regulation and Chief Compliance Officer. This committee supports the ERM Committee's efforts, and in turn, the Board's efforts, to establish and authorize strategies for managing compliance and operational risks, in accordance with applicable legal and regulatory requirements and in alignment with the Company's risk appetite and business and strategic needs. Part of the committee's responsibilities include reviewing and evaluating risks associated with the confidentiality, integrity, availability and resiliency of critical business systems and sensitive customer and Company data.
The Board believes the Company’s risk reporting structure, as discussed herein and illustrated in the following graphic, serves to ensure that the Board, its standing committees, and management maintain the communication and understanding necessary to cultivate a corporate culture in which risk awareness is pervasive and integral to management’s efforts to achieve the Company’s short-term operational and long-term strategic objectives.
Risk Reporting Structure
More information on the risks facing the Company may be found in Item 1A. Risk Factors of the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, as updated by subsequent SEC filings made by the Company.
    24                 GL 2026 Proxy Statement

Board Oversight of Cybersecurity Risk
The Board considers information security to be an enterprise-wide risk management issue and oversees material cybersecurity risks through the Audit Committee. The Company’s General Counsel and Chief Risk Officer, who chairs the ERM Committee, oversees the ERM Program and execution of the Company's risk strategy, including cybersecurity risk. The Chief Information Security Officer (CISO), who reports to the General Counsel, spearheads the Company's efforts with respect to information security strategy, governance, risk and incident management. The Operational Risk Committee also provides executive-level direction with respect to implementation of the Company’s Information Security Program.
The Audit Committee of the Board of Directors is briefed by the CISO at least on a quarterly basis. These quarterly briefings focus on relevant cybersecurity issues, including compliance with applicable regulations and current or planned changes to such regulations, an overview of current cyber threats, risk management activities, and discussion of cyber incident investigations that warrant the attention of the Board. The CISO also provides a quarterly update to the full Board on changes in cybersecurity, top threats facing the Company, key risks and mitigation efforts, and any material cybersecurity incidents. On a quarterly basis, the Chair of the Audit Committee updates the full Board on any cybersecurity or other information security topics brought before the Audit Committee.
Board Oversight of Sustainability
As part of their responsibility for overseeing the Company’s corporate strategy and approach to enterprise risk management, the Board and its standing committees monitor and guide management’s implementation of the sustainability strategy and initiatives.
To enable the Company to appropriately respond to sustainability-related risks and opportunities, the Board and its committees regularly engage with senior management to discuss various considerations, as further highlighted under Sustainable Business Practices.
The Company has a Sustainability Committee, a sub-committee of the ERM Committee, comprised of a cross-functional group of key leaders and internal subject matter experts. The Sustainability Committee typically meets quarterly and reports its activities regularly to the ERM Committee. The Company's Chief Risk Officer and Chair of the ERM Committee, in turn, provides quarterly updates to the Board with respect to risk-related topics and initiatives, including those that are sustainability-related.
The Company has a formal sustainability function (the "Sustainability team") within the Compliance and Risk department, in support of the Company's ongoing commitment to embed sustainability considerations into its business decision-making and risk management processes. The Sustainability team is responsible for helping to facilitate the Company’s sustainability strategy and initiatives consistent with guidance provided by the Sustainability Committee and the Board. The Sustainability team also supports efforts to enhance the Company's sustainability disclosures.
The Company’s sustainability reporting structure to the Board is illustrated below. This structure is designed to allow for Board oversight of sustainability-related issues that are material to the Company and facilitates the open communication and informed guidance necessary for diligent consideration and risk mitigation of sustainability issues.
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Sustainability Reporting Structure

Board of Directors
Audit Committee
• Enterprise Risk Management
• Data Privacy and Cybersecurity
• Financial Accountability and Transparency
• Climate Change Impact on Financial Risks
Compensation Committee
• Compensation and Benefits
• Executive Compensation
• Pay Equity
• Inclusion
Governance and Nominating Committee
• Board/Committee Composition
• Employee Health, Safety, and Wellness
• Corporate Culture and Employee Engagement
• Employee Learning and Development
• Leadership Development and Succession
• Inclusion
• Human Rights
• Ethical Business Practices
ERM Committee
Sustainability Committee

Governance Guidelines and Codes of Ethics
The Company has adopted Corporate Governance Guidelines, a Code of Ethics for the Co-CEOs and Senior Financial Officers, and a Code of Business Conduct and Ethics for its directors, officers, employees and contractors, all of which comply with the requirements of securities law, applicable regulations and New York Stock Exchange rules. These documents are available on the Company’s website at https://investors.globelifeinsurance.com under the Corporate Governance heading. Printed copies of these documents may be obtained at no charge by writing to the Corporate Secretary at 7677 Henneman Way, McKinney, Texas 75070.
Insider Trading Policy
The Company has adopted an Insider Trading Policy that governs the purchase, sale, or other disposition of the Company’s securities by directors, officers, employees and contractors of the Company and its subsidiaries. The Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations and the NYSE Listing Standards. A copy of the policy is available on the Company’s website at https://investors.globelifeinsurance.com under the Corporate Governance heading.
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Shareholder Engagement

The Investor Relations
team maintains an open
line of communication with Company shareholders
and members of the financial community to discuss and solicit feedback on Company performance, strategy
and other initiatives.

We recognize that open and steady communication with our shareholders can allow us to better understand and remain responsive to the issues they prioritize and to gain valuable feedback on our corporate governance, performance and strategic initiatives.
Our Investor Relations team routinely communicates with shareholders and investment analysts throughout the year. In addition, the Investor Relations team and senior executives (typically the Company’s Co-CEOs and Chief Financial Officer (CFO)) frequently engage with shareholders and investment analysts through meetings and investor conferences. Conversations primarily focus on financial and operating performance, capital management and corporate strategy.
In an effort to ensure that we engaged with or offered to engage with our top shareholders during the year, we reached out in the fourth quarter of 2025 to those of our top 25 shareholders with whom we had not met with during the year. The top 25 represented approximately 55% of the Company’s total outstanding shares. Seven investors declined our offer to engage, and we had meaningful discussions with four shareholders who expressed an interest in speaking with us.
Information about our outreach efforts and the feedback received from our investors was subsequently shared with the Company’s Board of Directors for its consideration.

Communications with the Board of Directors
Securityholders of the Company and other interested parties may communicate with the full Board of Directors, the Lead Director, the independent directors, or a specific director or directors by writing to them in care of the Corporate Secretary at 7677 Henneman Way, McKinney, Texas 75070.
Executive Sessions of the Board
The Company’s independent directors meet in regularly scheduled executive sessions without any participation by Company officers or employee directors. These executive sessions have typically been held either before or after the Board’s regularly scheduled physical meetings. The Lead Director presided over each of such executive sessions during 2025. If that director had not been present, another independent director would have been chosen by the independent directors to preside.
Additional executive sessions can be scheduled at the request of the independent directors.
Board and Annual Shareholder Meeting Attendance
During 2025, the Board held four physical meetings, three videoconference meetings, and acted once by unanimous written consent. In 2025, all of the directors attended at least 75% of the meetings of the Board and the committees on which they served.
The Company has a long-standing policy that the members of its Board be present at the Annual Meeting of Shareholders, unless they have an emergency, illness or an unavoidable conflict. At the April 24, 2025 Annual Meeting of Shareholders, all of the directors were present.

Committees of the Board of Directors
The Board has the following standing committees more fully described below: Audit, Compensation, and Governance and Nominating. The Board may also, from time to time, establish additional special committees. In June 2025, the Pricing Committee, a special committee established by the Board comprised of Messrs. Blinn, Brannen, Darden and Svoboda, and Ms. Alston, met via videoconference to determine the terms and provisions of the Company's offering of $500,000,000 of pre-capitalized trust securities of a Delaware statutory trust for which the Company acted as depositor.
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The Board's Audit, Compensation, and Governance and Nominating Committees are currently comprised of the following members, each of whom is independent under the applicable rules and regulations of the SEC, the NYSE, and Section 16 of the Securities Exchange Act of 1934:

Board Committees
Director	Audit Committee	Compensation Committee	Governance and Nominating Committee
Matthew J. Adams
Linda L. Addison[1] (L)
Marilyn A. Alexander[1]
Cheryl D. Alston
Mark A. Blinn
James P. Brannen
Alice S. Cho
Philip M. Jacobs
Derek T. Kan[2]
Sandra L. Phillips[3]
David A. Rodriguez
Mary E. Thigpen
Number of Meetings Held in 2025	8	5	5

(L) - Lead Director; - Chair; - Member
[1] Scheduled to retire from the Board at the Annual Meeting on April 30, 2026.
[2] Appointed to the Audit Committee on February 25, 2026.
[3] Appointed to the Governance and Nominating Committee on February 25, 2026.

Each of the Board's Audit, Compensation, and Governance and Nominating Committees has a written charter, which is reviewed annually and updated as necessary. Copies of the committee charters are posted on the Company's website at https://investors.globelifeinsurance.com under the Board of Directors heading at Board Committees. You may also obtain a printed copy of any of these committee charters at no charge by writing the office of the Corporate Secretary at 7677 Henneman Way, McKinney, Texas 75070.
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	Audit Committee			Number of Meetings in 2025: 8
Mary E. Thigpen Chair	Matthew J. Adams Member	Alice S. Cho Member	Philip M. Jacobs Member	Derek T. Kan Member

•Reviews and discusses with management and the independent registered public accounting firm the Company’s audited financial statements and quarterly financial statements prior to filing, the Company’s earnings press releases and financial information and earnings guidance, and the Company’s policies for financial risk assessment and management;
•Selects, appoints, reviews and considers changing (when warranted) the independent auditors;
•Reviews the scope of the independent auditors’ audit plan and pre-approves audit and non-audit services and related fees;
•Reviews the adequacy of the Company’s system of internal controls over financial reporting;
•Periodically reviews pending litigation and regulatory matters;
•Reviews the performance of the Company’s internal audit function;
•Reviews related party disclosures to assure they are adequately disclosed in the Company’s financial statements and other SEC filings;
•Reviews and appropriately treats complaints and concerns regarding accounting, internal accounting controls or auditing matters pursuant to a confidential “whistleblower” policy;

•Discusses the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures;
•Monitors and periodically reports to the Board regarding management’s compliance and enterprise risk management programs;
•Meets with the Company’s independent auditors and internal auditors both with and without management present at each of its regular quarterly meetings;
•Evaluates the Company’s internal auditors and performs an annual evaluation of the independent auditor utilizing the external auditor evaluation tool developed by the Center for Audit Quality and several other governance organizations;
•Reviews information security and technology risks and provides guidance to management with respect to information security and privacy policies; and
•Annually reviews an inventory of the Company's compensation programs, plans and practices for all employees as they relate to risk management and risk-taking initiatives to ascertain if they serve to incent risk behavior that would materially adversely impact the Company's financial statements and financial reporting.

Compensation Committee			Number of Meetings in 2025: 5
Cheryl D. Alston Chair	Marilyn A. Alexander Member	Mark A. Blinn Member

•Determines the Company's stated general compensation philosophy and strategy;
•Reviews and determines the compensation of senior management of the Company and its subsidiaries at certain levels, including establishing goals and objectives for the Co-CEOs’ compensation, evaluating each Co-CEO’s performance in light thereof, and recommending their total compensation to the independent directors for their approval;
•Establishes the annual bonus pool;
•Administers the Company’s Management Incentive Plan and stock incentive plans;
•Makes recommendations to the Board with respect to executive compensation, incentive compensation plans and equity-based plans;
•Reviews and recommends to the Board non-management director compensation;

•Reviews and discusses with Company management the Compensation Discussion and Analysis section and recommends to the Board that it be included in the annual Proxy Statement; and
•Oversees preparation of the Compensation Committee Report in the annual Proxy Statement.
The Compensation Committee is authorized to retain its own independent compensation consultant. The Compensation Committee receives input and recommendations from the Co-CEOs and other members of Company management on compensation matters, as more fully described in the Compensation Discussion and Analysis section of this Proxy Statement, and delegates day-to-day administrative functions for implementation of its compensation decisions and programs to Company officers.

    29                 GL 2026 Proxy Statement

Governance and Nominating Committee			Number of Meetings in 2025: 5
James P. Brannen Chair	Linda L. Addison Member	Sandra L. Phillips Member	David A. Rodriguez Member

•Receives and evaluates qualifications of potential director candidates;
•Identifies individuals qualified to become Board members consistent with criteria set by the Board and recommends director nominees to the Board;
•Reviews, assesses and recommends to the Board an 'independence' determination with respect to each of the directors for purposes of Board membership (or committee membership, where applicable);
•Recommends the directors to be appointed to Board committees, the committee chairs and the Lead Director;
•Develops and recommends to the Board a set of governance guidelines and codes of business conduct and ethics for the Company;
•Monitors and annually evaluates how effectively the Board and Company have implemented the Governance Guidelines;
•Assesses and monitors, throughout the organization, issues related to the Company's corporate governance risk, corporate culture risk and human capital risk;
•Oversees the development and monitors the implementation of succession planning, both long term and emergency, for the Board, the Co-CEOs and executive management; and

•Oversees evaluations of the performance of the Board, individual Board members, Board committees, and the Co-CEOs, as coordinated by the Lead Director.
The Governance and Nominating Committee will receive, evaluate, and consider the names and qualifications of any potential director candidates from all sources, including shareholders of the Company. Recommendations of potential director candidates and supporting material may be directed to the Governance and Nominating Committee in care of the Corporate Secretary at 7677 Henneman Way, McKinney, Texas 75070. Additionally, any Company shareholder entitled to vote at a shareholder meeting at which election of directors will be considered may use the director nomination procedures contained in Article III, Section 2 of the Company’s By-laws. The Company has also adopted proxy access, as set forth in Article III, Section 3 of the Company's By-laws. These procedures are described more fully in Procedures for Director Nominations by Shareholders of this Proxy Statement.

Risk Assessment of Compensation Policies and Practices
The Compensation Committee, with input from its independent compensation consultant, has reviewed an inventory of the Company’s compensation programs, plans and practices applicable to all of its employees as they relate to risk management and risk-taking initiatives to ascertain if they serve to incent risks which are “reasonably likely to have a material adverse effect” on the Company. As a result of this process, the Compensation Committee has concluded and informed the Board that any risks arising from these programs, plans and practices are not reasonably likely to have a material adverse effect on the Company.
The Audit Committee has also considered the Company’s employee compensation programs, plans and practices to ascertain if they serve to incent risk-taking behavior that could impact the Company’s financial statements and financial reporting. In the course of this examination, the Audit Committee determined that there were no compensation risks which would rise to the level of materially adversely impacting the Company’s financial statements and financial reporting.
Succession Planning and Leadership Development
The Board is responsible, with the assistance of the Governance and Nominating Committee, for the succession planning process for director, Board Chair and Chief Executive Officer (CEO) positions. Succession planning for directors is a principal focus of the Governance and Nominating Committee as well as the full Board. As the basis for beginning the director succession process, the Governance and Nominating Committee uses the standards for director independence set forth by the NYSE and the additional categorical standards adopted by the Board, the director qualification standards in the Corporate Governance Guidelines, and the Board-adopted statements on Qualifications of Directors and Procedures for Identifying and Evaluating Director Candidates. The Governance and Nominating Committee and the Board conduct extensive discussions regarding the qualities and characteristics to be sought in a successor to a departing director or in a nominee to fill a newly-created directorship. They evaluate potential director candidates from all sources, including shareholders and other security holders of the Company, working to develop a broad-based, inclusive pool of potential director candidates and may retain consultants or professional director search firms to assist them in the process. After compiling a list of potential director candidates,
    30                 GL 2026 Proxy Statement

a search committee comprised of the Lead Director, the Co-CEOs, and at least one member of the Governance and Nominating Committee, along with other directors, meets with these candidates and makes recommendations for successor or new directors to the Governance and Nominating Committee and the full Board for decision.
The Board also reviews and regularly discusses with the Co-CEOs potential candidates which the Co-CEOs have identified from among senior management as possible successors for the CEO position. The Board and the Co-CEOs also have the authority to examine persons outside of the Company as a part of the process to ultimately select a successor to a CEO. The Board may elect to retain outside professionals, including consultants or search firms, to assist in the CEO succession planning process. Candidates to succeed a CEO upon the CEO's retirement are considered and, after discussion at the Board level, a successor to the CEO is determined. The Board has also adopted a written Emergency Succession Plan for an absence event involving one or both of the Co-CEOs that is reviewed periodically by the Governance and Nominating Committee and discussed by the full Board.
A similar process is followed by the Co-CEOs, consulting with senior management, to identify successors for key positions, such as CFO, Chief Investment Officer, Chief Actuary, General Counsel, Chief Information Officer, Chief Strategy Officer, Chief Administrative Officer, Chief Talent Officer, Chief Accounting Officer, Chief Marketing Officer, Executive Vice President, Underwriting and Sales Administration, and the leaders of the sales divisions of the principal insurance subsidiaries.
The Company has worked, using both internal and external resources, to integrate succession planning with leadership development in an effort to ensure that high-potential employees obtain the experience, skills and development opportunities necessary to assume, and succeed in, future leadership roles at the Company. These efforts include a robust leadership development program consisting of four learning tracks for new leaders, established leaders, and high-potential leaders. The leadership development program targets key competencies and performance indicators identified as critical to success for leaders across the organization. Programming includes self-directed courses, internal instructor-led sessions, and external partner workshops from higher education institutions such as Southern Methodist University. In 2025, succession planning and leadership development at all levels of management at the Company and its subsidiaries, as well as at the Board of Directors, remained a focus.
Qualifications of Directors
The Governance and Nominating Committee and the Board have adopted a statement on Qualifications of Directors containing factors which should, at a minimum, be considered in the nomination or appointment of Board members:

Qualifications of Directors

- Integrity
- Available Time
- Absence of Conflicts of Interest
- Age
- Achievement/Experience
- Independence
- Business Understanding
- Diversity
- Oversight
- Length of Service

The Company's Corporate Governance Guidelines also discuss the following director qualification standards:

- Board Membership Criteria
- Size of the Board
- Director Terms
- Retirement Age and Tenure Policy
- Selection of Chairman of the Board

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Board Diversity
A diverse, effective and experienced Board of Directors is key to the Company's governance and business success. One of the factors considered by the Board in the nomination or appointment of directors, as set out in the Board-adopted statement on Qualifications of Directors, addresses diversity. The Company does not have representational directors; the director nomination and selection process involves consideration of the Board as a collective group. The Board as an entirety should reflect appropriate diversity, and such diversity encompasses a wide range of personal and professional experiences, backgrounds, skill sets, age, gender, race, national origin and other demographic characteristics. The Governance and Nominating Committee has the primary responsibility to see that this and all of the other Qualifications of Directors are considered. As a part of the annual self-evaluation process, one of a number of factors the Board and the Governance and Nominating Committee consider is whether the Board as a whole reflects appropriate diversity. In evaluating potential director candidates, the Governance and Nominating Committee also examines broadly-defined diversity in identifying and recommending director nominees.
More information regarding the Company's director qualification standards may be found on the Investors page of the Company's website under the Board of Directors heading at Qualifications of Directors. The information contained on, or that can be accessed through, our website is not incorporated by reference into this Proxy Statement or considered to be part of this document.
Director Identification and Evaluation Procedures
The Governance and Nominating Committee and the Board utilize the following procedures for identifying and evaluating director candidates, based in part on their evaluations of the skills matrix, included in the Director Nominee Skills and Qualifications section of this Proxy Statement, and an assessment of the skills and attributes considered most beneficial to furthering the Company's governance and strategy:

1.	2.	3.

Board Identification of a Need The Board identifies the need to add a new Board member meeting certain criteria, or to fill a vacancy on the Board.
Initiation
of Search

The Governance and Nominating Committee initiates a broad-based, inclusive search, seeking input from other Board members and senior management, and may engage a professional search firm or other consultants to assist in identifying potential director candidates, if necessary.

Consideration by
Committee

Candidates who satisfy any specified criteria and otherwise qualify for membership on the Board are identified and presented to the Governance and Nominating Committee for consideration.

4.	5.	6.

Interview Process The Lead Director, the Co-CEOs and at least one member of the Governance and Nominating Committee, along with other directors, interview prospective candidates.	Committee Approval of Final Candidates The Governance and Nominating Committee meets to consider and approve final candidates.	Board Approval of Selected Candidate(s) The Governance and Nominating Committee seeks full Board endorsement of selected candidate(s).
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Procedures for Director Nominations by Shareholders
Article III, Section 2 of the Company’s By-laws provides for procedures pursuant to which Company shareholders may nominate candidates for election as a director of the Company. To provide timely notice of a director nomination for an annual meeting of shareholders, the shareholder's notice must be received at the principal offices of the Company (7677 Henneman Way, McKinney, Texas 75070) not later than the close of business on the 75th day or earlier than the 120th day prior to the first anniversary of the preceding year’s annual meeting and must contain the information specified in the Company's By-laws.
Article III, Section 3 of the Company's By-laws includes a proxy access provision, pursuant to which an eligible shareholder (or group of shareholders) may nominate and include in our proxy materials a prescribed number of director nominees, subject to such shareholder(s) and the nominee(s) meeting the requirements set forth in our By-laws. Notice of proxy access director nominees must be delivered to or mailed and received by the Corporate Secretary at the principal offices of the Company not less than one hundred twenty (120) days nor more than one hundred fifty (150) days prior to the anniversary of the date that the Company first distributed its proxy statement to shareholders for the preceding year's annual meeting.
In addition to satisfying the foregoing requirements under our By-laws, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company's nominees must provide notice that sets forth the information required by Rule 14a-19 of the Exchange Act no later than February 23, 2026.
You may find the Company’s By-laws on the Company’s website at https://investors.globelifeinsurance.com under the Corporate Governance heading. Printed copies of the By-laws may also be obtained at no charge by writing to the Corporate Secretary at 7677 Henneman Way, McKinney, Texas 75070.
Sustainable Business Practices
The Board and management believe that sustainable business practices are fundamental to good corporate citizenship, sound fiscal management, and long-term business resilience. Our approach to sustainability is strategically aligned with our company priorities and values, focusing on material topics that drive sustainable growth and help us fulfill our promise to policyholders for decades to come.
Globe Life’s sustainability strategy is guided by regular materiality assessments conducted every three years to identify and prioritize topics with the greatest impact on our business. In 2025, we engaged a third party to refresh our materiality assessment, which identified 13 material topics organized into three tiers based on importance and potential business impact.
Our primary focus centers on Tier 1 material topics, which include Compliance, Ethics, and Integrity to maintain the highest standards of business conduct; Talent Engagement, Attraction, and Retention to foster a workplace culture that attracts and retains top talent; Data Privacy and Cybersecurity to protect customer and Company information; and Enterprise Risk Management to identify and mitigate business risks. Board Governance serves as the overarching strategic function that guides material topics.
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Additional information on our sustainability strategy may be found in our Sustainability Report, posted on the Investors page of the Company's website. The information contained on or that can be accessed through our website, including our Sustainability Report, is not incorporated by reference into this Proxy Statement or considered to be part of this document.

Human Capital Management
The Board believes effective human capital management is essential to attracting, motivating, rewarding, and retaining the key talent necessary to successfully execute on our business strategy and to maintain sustainable business operations. To this end, the Board oversees management’s development and implementation of the Company’s strategy with respect to its people, culture and community. Management periodically reports to the Board and Board-level committees on human capital-related issues.
We believe in continuous learning and seek to provide opportunities for our employees to further their professional development. We have developed a robust multi-track learning ecosystem to guide and foster talent development for the Company’s next generation of leaders. We also offer a diverse slate of courses with options for personal and professional development on a variety of topics. The curriculum catalog includes self-directed as well as instructor-led courses in formats catering to in-person and hybrid employees. An education assistance program is also offered to encourage employee growth in areas related to their current responsibilities and career aspirations.
To support our employees’ development, employees and managers participate in an annual performance review process. We believe that performance reviews align an employee’s role and responsibilities with the Company’s larger vision. Employees are also asked to set measurable goals on a yearly basis together with their manager. We work to integrate succession planning and talent development throughout all levels of the organization to facilitate the growth of the Company’s next generation of leaders.
In support of the physical, financial and emotional well-being of our employees, we offer a comprehensive employee benefits package that includes competitive monetary benefits inclusive of a 401(k) and/or pension benefits, paid-time-off (based on years of service), volunteer time-off, health insurance, dental and vision insurance, an employee assistance program, health savings and flexible spending accounts, family leave, and tuition assistance. We also recognize that allowing our employees time away from work to relax and tend to personal matters is critical to maintaining their exceptional performance. As such, we offer various benefits designed to ensure our employees have the opportunity to live balanced lives. We also have adopted various time-off and leave policies, and provide our employees with flexible connections, schedules and locations, as appropriate. We believe that maintaining and strengthening the physical and mental health of our workforce will drive resilience and excellence in our operations.

Corporate Culture and Engagement
Globe Life is committed to fostering an inclusive and attractive culture for all employees and independent sales agents, where individual voices are valued, recognized, and empowered as strategic assets for business growth. The organization maintains a business environment founded on honesty, fair dealing, and sound business ethics, with clearly defined expectations and accountability standards for all team members.
To ensure its continuous improvement, Globe Life conducts biennial confidential employee engagement surveys, providing employees with opportunities to share feedback on their experiences, including confidence in leadership, compensation competitiveness, and departmental relationships. Survey results inform targeted action plans based on employee input. The 2025 Globe Life Employee Engagement Survey demonstrates exceptional outcomes - exceeding both the previous survey results and industry benchmarks. Notably, 89% of employees report being very proud of their work, 86% express strong organizational commitment, and 84% feel aligned with the organizational culture, values, and interaction methods, indicating robust cultural cohesion across the workforce.
The organization prioritizes creating a welcoming work environment where employment, promotion, advancement, and agent contracting decisions are based exclusively on individual abilities and qualifications while recognizing that an inclusive culture is essential for unlocking workforce potential, driving increased innovation and insights through diverse perspectives, backgrounds and experiences. This commitment was validated through the 2025 survey results, which demonstrate strong inclusivity and merit-based practices, with inclusion-related measures achieving an 80% score - ranking as the second-highest performing area overall.
Globe Life's purpose-driven mission centers on helping families "Make Tomorrow Better" by protecting their financial futures. The organization demonstrates commitment to supporting communities where team members live, work, and serve through strategic partnerships with non-profit organizations focused on youth and family support, veterans and military services, education, health, and senior services. In 2025, Globe Life, agents and employees
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proudly contributed more than $8 million in supporting meaningful causes and advancing our commitment to Make Tomorrow Better where we live, work and visit.
Employee volunteer engagement is also actively encouraged, with 2025 volunteer groups serving organizations including Tango Charities, National Breast Cancer Foundation, Meals on Wheels, North Texas Food Bank, Letters Against Isolation, American Heart Association, Carry the Load and Special Olympics, Texas.

Data Protection and Cybersecurity
As a life insurance company, we collect, process and store personal private information of our agents, policyholders and prospective customers. Our Information Security Program is designed to leverage recognized cybersecurity frameworks and practices to protect critical business operations and the confidentiality, integrity and availability of sensitive agent, customer and employee information from cyberattacks. We routinely monitor the current threat environment and adjust our Information Security Program as appropriate to address new or changing risks.
Cybersecurity is an intrinsic part of corporate governance and enterprise risk management, supporting the leadership, organizational structures and processes which safeguard the Company’s information, operations, market position and reputation. Information security risk is evaluated and managed in a comprehensive fashion and not with a singular focus on information technology. Information security is treated as a business risk issue and governance of the information security function is structured to support that posture. Information security is governed and supported by an executive management level Operational Risk Committee, whose overall mission is to provide direction in regard to the Company's risk appetite and tolerance, approve strategic security plans, authorize projects based upon business risk, and review information regarding security status and business impact.

Operational Efficiency and Transparent Sustainability Reporting and Disclosure
Environmental responsibility and sustainability are part of our long-term business strategy. We recognize the potential impacts of climate change and the importance of this issue to investors, the communities we serve, and the health of our planet. We are committed to the ongoing enhancement of environmental responsibility and sustainability practices throughout our operations, and we will continue to consider ways in which we can preserve invaluable natural resources, reduce waste, and address climate change. We believe that such a commitment is necessary to our continued success, as well as to the well-being of our communities and planet. Additional information on our efforts to improve our environmental efficiency may be found in the Company’s Sustainability Report available on the Company’s website. The information contained on or that can be accessed through our website, including our Sustainability Report, is not incorporated by reference into this Proxy Statement or considered to be part of this document.
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PROPOSAL NUMBER 2
Advisory Vote on Executive Compensation
In accordance with Section 14A of the Securities Exchange Act of 1934, we are asking for shareholder approval of the compensation of our Named Executive Officers. This vote is not intended to address any specific item of compensation, but rather this vote relates to the overall compensation of our Named Executive Officers and the compensation policies and practices described in this Proxy Statement.
The compensation of our executive officers is based on a philosophy that emphasizes and rewards the attainment of performance measures that the Compensation Committee believes promote the creation of long-term shareholder value and therefore align management’s interests with the interests of shareholders. Our compensation program is designed to enable the Company to attract, motivate, reward and retain key executives while, at the same time, creating a close relationship between performance and compensation. The Compensation Committee believes that the design of the compensation program and the compensation of Named Executive Officers under the program fulfill this objective. Shareholders are urged to read the Compensation Discussion and Analysis section of this Proxy Statement for a detailed discussion of how our compensation policies and practices implement our compensation philosophy.
This vote is advisory and therefore not binding on the Company, the Board, or the Compensation Committee. The Board and the Compensation Committee value the opinions of Company shareholders and will take such vote into account when making future executive compensation decisions.
Accordingly, the Company is asking shareholders to approve the following resolution at the Annual Meeting:
    “RESOLVED, that the Company’s shareholders hereby approve, on an advisory basis, the compensation of the Named Executive Officers, as disclosed in the Company’s Proxy Statement for the 2026 Annual Meeting of Shareholders pursuant to the executive compensation disclosure rules of the Securities and Exchange Commission, which disclosure includes the Compensation Discussion and Analysis, the compensation tables and related compensation disclosures.”

The Board of Directors recommends that shareholders vote FOR the approval of the compensation of our Named Executive Officers, as disclosed in this Proxy Statement

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COMPENSATION DISCUSSION AND ANALYSIS
Table of Contents

37	Executive Summary

37	Named Executive Officers
37	2025 Performance Highlights and Operational Achievements
38	Compensation Highlights and Changes
39	Assessment of 2025 Advisory Vote on Executive Compensation
40	Components of Compensation

41	Our Structure for Setting Executive Compensation

41	Compensation Philosophy
42	Roles in Compensation Decisions
43	Pay Review Cycle
43	Compensation Benchmarking
44	Benchmarking Approach for Our Co-CEOs

45	Elements of Compensation

45	Base Salaries
46	Annual Cash Incentives (MIP)
47	Long-Term Equity Incentives
49	Vesting of 2023 Performance Share Awards for 2023 to 2025 Performance
49	2026 Co-CEO Compensation and Long-Term Incentive Mix

49	Other Compensation Practices and Policies

49	Stock Ownership/Retention Guidelines
50	Prohibition on Hedging and Pledging of Company Stock
50	Clawback Policy
51	Retirement and Other Benefits
51	Savings Plans
51	Retirement Life Insurance Agreements
51	Perquisites and Personal Benefits
52	Termination of Employment and Change in Control
52	Tax and Accounting Implications of Compensation

Executive Summary

Named Executive Officers
In this section, we provide a detailed overview of our executive compensation philosophy, objectives and processes, including sequential steps taken by the Compensation Committee (Committee) in structuring and setting executive compensation, with a particular focus on the compensation of our Named Executive Officers (NEOs) for 2025:

Executive	Title
Frank M. Svoboda	Co-Chairman and Chief Executive Officer
J. Matthew Darden	Co-Chairman and Chief Executive Officer
Thomas P. Kalmbach	Executive Vice President and Chief Financial Officer
Michael C. Majors	Executive Vice President and Chief Strategy Officer
R. Brian Mitchell	Executive Vice President, General Counsel and Chief Risk Officer
Robert E. Hensley	Executive Vice President and Chief Investment Officer

2025 Performance Highlights and Operational Achievements
Management is focused on the Company’s achievement of performance goals that are reflective of the Company’s long-term strategic and financial goals. Operating earnings per share (Operating EPS), book value per share excluding accumulated other comprehensive income (AOCI), net operating income as an ROE excluding AOCI, and total premium are focused on profitable long-term growth, consistent with our goals. These measures encourage senior management to grow revenue with a strong emphasis on profitability. Refer to APPENDIX A – Non-GAAP Reconciliation for definitions of non-GAAP measures utilized herein.
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Year-over-year increases reflect positive overall operating results, including management's efforts in new business development, as well as investment, capital and expense management.	An increase in book value per share in 2025 is reflective of our focus on long-term growth of the balance sheet.

Continued growth reflects our sustainable business growth and the ability to create profitable growth.	Our ability to consistently grow premium year after year sets the foundation for our long-term earnings and balance sheet growth.

Globe Life is well positioned to continue to create sustainable growth and build shareholder value for years into the future. With a strong balance sheet and a growth-focused business model in our insurance distributions, we expect continued positive results.

2025 Operational Achievements*
•	Net operating income surpassed $1 billion for the third consecutive year, an 8% increase over 2024.
•	Average invested assets grew 1%.
•	Total net sales increased 13% over 2024 to $948 million in 2025. The average producing agent count across all of the exclusive agencies increased 3%.
•	Book value per share increased to $74.17.
•	Our investment in technology to enhance customer and business operation support remained a key strategy goal.
•	We returned approximately $770 million to our shareholders in 2025 through a combination of dividend distributions and share repurchases.

*Refer to APPENDIX A – Non-GAAP Reconciliation for definitions of non-GAAP measures.

Compensation Highlights and Changes

Outcomes from 2025 Incentive Plans		Strong operational performance and earnings growth resulted in incentive plans paying above target for the performance period ending December 31, 2025.
•	2025 MIP Corporate Factor = 112.7% of target
•	Performance Share Units for 2023-2025 = 184.2% of target

Average Co-CEO Actual Compensation		For 2025, realized pay* was below 2025 target pay despite strong TSR performance due to the high proportion of long-term incentives in the Co-CEOs' pay that will vest in future years.
•	Realized pay of $7,531,664 was 89% of target pay

*Realized pay reflects base salary + annual incentive paid + stock vested and stock options exercised in 2025.
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What Changed		How it Changed		Rationale for Change

Adopted market-aligned, double trigger Change in Control (CIC) severance policy for a group of executives	▲	Prior to 2025, none of the NEOs had CIC or formal severance agreements	▲	Aligns with competitive market practice - Globe Life was the only company in the peer group without CIC agreements

Granted performance shares and restricted share units with dividend equivalents which accrue and pay out on vested awards	▲	Prior to 2025, unvested awards did not accrue dividend equivalents	▲	Aligns with competitive market practice and reflects the full shareholder experience during the vesting period

What We Do

☑	Weight long-term incentives more than our peers in total compensation for executives	☑	Maintain robust Clawback Policy

☑	Grant stock options and performance-based awards to directly align executives with interests of shareholders	☑	Maintain robust stock ownership guidelines for directors and executive management

☑	Formally review risk in Incentive Plans	☑	Engage Independent Compensation Consultant

What We Don’t Do

☒	No single trigger change in control vesting of cash severance or unvested equity	☒	No repricing of awards

☒	No tax gross-ups on benefits or in the event of a 280G excise tax liability triggered upon a Change in Control	☒	No hedging or pledging of Globe Life stock by officers or directors

Assessment of 2025 Advisory Vote on Executive Compensation

The Company conducted a non-binding, advisory shareholder vote on executive compensation (known as a “Say-on-Pay” vote), as disclosed in the 2025 Proxy Statement, at its Annual Meeting held on April 24, 2025. At that meeting, 92% of voting shareholders supported the executive compensation disclosed in the 2025 Proxy Statement. Over the last five years, our Say-on-Pay voting results have averaged a 90% approval rate.
92% Shareholder Approval of 2025 Advisory Shareholder Vote
The Compensation Committee reviewed the 2025 voting results and considered them in reviewing the compensation programs and levels for the NEOs.

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Components of Compensation
The total compensation package for all executives at the Company and its subsidiaries, including the NEOs, consists of multiple elements. In 2025, these elements included the following:

	Form of Payment	Vesting/ Performance Period	2025 Overview
Base Salary	Cash	Ongoing	•Alignment of salary with performance is evaluated on an annual basis

Annual Incentive - Management Incentive Plan (MIP)	Cash	1 Year
•Co-CEOs are 100% and NEOs are 75% based on corporate financial performance
◦50% based on operating EPS growth
◦30% based on growth in earned premium
◦20% based on growth in 1st-year collected premium
•Other NEOs' remaining 25% is based on business unit/individual performance
◦Mix of financial, strategic and qualitative factors

Long-Term Incentive Plan	Stock Options	3 Years (Ratable)	•Service-based vesting; ultimate value based on stock price appreciation

	Performance Shares	3 Years (Cliff)	•50% based on growth of book value per share (inclusive of dividends paid) •50% based on average of the annual NOI ROE over the performance period

	Restricted Stock	3 Years (Cliff)	•Service-based vesting; ultimate value based on stock price performance

Retirement Benefits	Supplemental Executive Retirement Plan (SERP)	No benefits are payable to persons retiring prior to age 55	•17 participants (including NEOs) in 2025 •Encourages executives at certain levels to continue to work past the Company’s established early retirement age of 55

	Defined Benefit Pension Plan	Benefits are payable upon participant's retirement
•All employees are eligible
•Benefits are determined by multiplying the average of the participant's earnings in the five consecutive years in which they were highest during the 10 years before retirement by one percent for each of the first 40 years of credited service plus two percent for each year of credited service after the participant's 45th birthday and then reducing that result by a Social Security offset and by other benefits from certain other plans of affiliates

•Benefits under the Pension Plan vest 100% at five years of credited service

Some of these elements focus on compensation paid during the executive's active working career, while others focus on compensation and benefits paid upon or related to retirement. Executives may also receive certain limited perquisites and personal benefits. Refer to APPENDIX A – Non-GAAP Reconciliation for definitions of non-GAAP measures utilized herein.
When the Committee annually reviews compensation, it primarily focuses on the "Target Pay" of the executive - the salary, target annual incentive and grant value of long-term incentives in setting the pay opportunity. Actual Company and stock price performance drives the majority of the realized pay for our NEOs.
The following graphic shows the relative importance of these elements in the Co-CEO 2025 target pay mix and illustrates that 84% of Co-CEO pay is performance-linked. Annual cash incentives and performance share awards are determined based on the attainment of certain prescribed performance metrics. Likewise, the value of stock options are solely dependent on appreciation of the Company's stock price – a reflection of investors' views of the Company's performance. Accordingly, it is the Committee's position that each of these awards is properly categorized as "performance-linked."
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*May not sum due to rounding.
Our Structure for Setting Executive Compensation

Compensation Philosophy
The Company’s executive compensation philosophy emphasizes and rewards long-term value creation for our shareholders, which reflects our business objectives of providing consistent, steady growth in earnings and returns to our shareholders. Because we seek to attract, motivate, reward and retain key executives at both the holding company and subsidiary levels, our compensation program(s) are structured to provide competitive remuneration as compared with others in the insurance and financial services sectors.
This has historically resulted in executive compensation at the Company which generally emphasizes equity and equity-linked compensation while placing less emphasis on cash compensation. Given the long-term nature of the insurance policies we issue, our mix of pay elements aligns executive rewards with the long-term success of the business.

Stock Options Motivates long-term value creation over the 7-year term of the option	Performance Shares Motivates and rewards the achievement of financial performance and growth metrics over rolling 3-year periods	Restricted Stock Units Supports retention, ownership and shareholder alignment through annual grants of unvested full-value shares	Retirement Plans Supports retaining high performers for a full career and motivates prudent risk-taking by executives

We set executive compensation levels annually based on internal practices and processes that reflect the Company's business strategy, financial results and focus on building teamwork, and intent to build executives' ownership interests in the Company. Although we reference market practices in setting guidelines, we do not target a specific percentile in setting pay levels for our executives.

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Roles in Compensation Decisions

Compensation Committee	Management	Independent Compensation Consultant

The Committee is responsible for overseeing the compensation programs of senior executives at the Company and its subsidiaries, in accordance with our stated compensation philosophy and strategy.

The Committee sets (or recommends to the independent Directors of the Board in the case of the Co-CEOs) the total compensation payable in various forms to the executive management team (including the NEOs).

The Committee ensures that the mix of compensation among various elements is appropriately balanced, competitive, and does not encourage improper risk taking.

Members of Company management support the Committee, attend portions of its meetings, make recommendations to the Committee and perform administrative functions on its behalf in connection with our senior executive compensation plans.

Our Co-CEOs and Chief Talent Officer provide input to the Committee to assist in the design and modification of our compensation programs and to enable the Committee to assess the effectiveness of our compensation philosophy and programs.

Our Co-CEOs make specific recommendations regarding potential MIP awards and the amount and mix of the cash and equity compensation to be paid to certain levels of officers, including the NEOs (except themselves).

For 2025, the Committee engaged Pay Governance as its independent compensation consultant.

The Committee annually assesses
the independence of the consultant pursuant to the listing standards of the NYSE and SEC rules and concluded that no conflict of interest exists that would prevent the compensation consultant from serving as an independent consultant to the Committee.

Pay Governance provided advisory services directly to the Committee, including:
•establishing and evaluating peer groups for benchmarking purposes;

•providing expert input on industry trends, as well as executive compensation developments from a broader perspective;

•assessing the extent to which our executive and director pay levels and practices are competitively aligned with market practice; and

•facilitating objective, data-based compensation decisions in succession and annual pay planning processes.

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Pay Review Cycle
The Committee considers market compensation comparisons as it determines the elements, appropriate levels and mix of compensation to be paid to the executive officers. The Committee does not operate with rigid standards for the level and mix of the compensation elements it awards. Rather, it uses this market analysis and other inputs from Company management and its compensation consultant. As mentioned, the historic emphasis and conscious design of the Company’s compensation philosophy has been to deliver a large portion of pay in a variable format as long-term incentive awards, typically in the form of stock options and performance share awards, rather than primarily through annual cash incentives.

Review Item	Peer Group	Pay & Performance	Update of Guidelines	Initial Pay Discussion	Final Pay Decisions
Timing	April	August	November	January	February

Actions
•Review peer group annually
•Compare peer financial size based on Total Enterprise Value (market capitalization of common equity plus book value of debt minus cash), net income and other financial metrics
• Consider other non-financial factors for peers including direct competitors for labor, market share and capital, as well as similarity of product offering and distribution models

•Compare Globe Life performance to peers on measures utilized in the Company’s incentive plans
•Compare Co-CEOs’ pay to the average of the peer CEOs and second highest paid executive
•Compare total pay of our top five NEOs to the top five of our peers (which avoids the inequitable result in which six of our officers are compared to five officers of our peers)
•Review grant date fair value and realizable pay

•Review executive salary ranges and incentives targets based on surveys and trend data
•Conduct an extensive analysis of peer long-term incentive (LTI) grants based on Shareholder Value Transfer (SVT) and shares granted as a percentage of the peer companies’ diluted shares outstanding at the beginning of the year
•Annually review guidelines against peer practices for Co-CEOs, NEOs, and all members of executive management, as well as all employees

•Perform preliminary calculation of corporate performance
•Review and approve the Co-CEOs' recommendations on prior-year’s annual incentives and new base salaries for members of executive management
•Discuss potential Co-CEO pay, by component and
in total, for recommendation to the independent members of the Board
•Hold preliminary discussion with management regarding performance measures and goals for the new year

•Finalize recommendation to the Board on Co-CEO pay, by component and in total
•Approve LTI awards for all employees other than the Co-CEOs
•Approve performance measures and goals for the Company's annual and long-term incentive plans for the current year

Compensation Benchmarking
The Committee conducts an annual review of the composition of the peer group we use for purposes of our executive compensation analysis (Compensation Peer Group), considering such factors as labor market competitors, capital competitors (companies considered peers by stock analysts), market competitors, peers of existing peers, peers utilized for strategic planning and peers used by proxy advisory firms. In considering such a peer group, the Committee is mindful of the effect of company scope on executive pay. Because the Company’s business model does not emphasize capital accumulation products (e.g., annuities) that produce significant investment income (as a percentage of revenue), the Committee has determined that annual revenue is not the most appropriate comparative financial metric for the Company. As such, the Committee focuses on Total Enterprise Value, Market Cap and Profitability when evaluating the appropriateness of peers using revenue and premiums as secondary considerations. Additionally, business model alignment serves as a key factor in the peer selection process.
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In Q3 2024, Pay Governance conducted an extensive study of the Compensation Peer Group on behalf of the Committee with a focus on putting greater emphasis on product alignment and profitability among the peers than there had been in the past. Following that review, the Committee adopted a revised peer group, as discussed in the 2024 Proxy Statement, and reaffirmed this group in Q3 2025:

Compensation Peer Group
AFLAC Inc.	Equitable Holdings, Inc.	Primerica, Inc.
Assurant, Inc.	F&G Annuities & Life, Inc.	Principal Financial Group, Inc.
Brighthouse Financial, Inc.	Jackson Financial Inc.	Reinsurance Group of America, Inc.
Cincinnati Financial Corp.	Lincoln National Corporation	Unum Group
CNO Financial Group Inc.	Old Republic International Corp.	Voya Financial, Inc.

Benchmarking Approach for Our Co-CEOs
The Committee recognizes that because we have Co-CEOs who share the responsibility of leading the Company, it is not appropriate to set their pay at the same level as peers that have a single incumbent CEO. As such, the Committee adopted a benchmarking approach that averages the compensation of each peer Company's CEO and the second highest paid officer (often a President, Chief Operating Officer, or Business Unit Executive). This approach typically results in a blended CEO and second highest paid officer benchmark rate that is 20% to 30% below the market levels for the peer CEOs. Further, since Globe Life does not have a President or COO role, this approach produces lower aggregate pay for the Company's "Top 3" or "Top 5" executives than at peer companies.
Because we have Co-CEOs, we are required to report annually a total of six NEOs in the Summary Compensation Table. To enable a fair comparison of our NEO compensation to that of our peers, we focus on the compensation of our top five NEOs (i.e., the Co-CEOs and the next three highest paid executives). This approach avoids an inequitable result in which six of our executives are compared to five executives at our peers simply due to SEC reporting requirements. For 2024, the Company's "Top 5" aggregate total direct compensation of $24.8 million was below the median aggregate "Top 5" of the peer group.1 Additional information regarding the Company's Co-CEO structure may be found in the Corporate Governance section of this Proxy Statement.

2024 Reported Pay Peers

vs.
$24.8M		$25.6M at P50

1 Data for 2024 as shown in the 2025 Proxy Statement, representing the sum of base salary, actual annual incentive and fair value of long-term incentives granted.
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Over the last five years, on average, the total reported direct compensation for our "Top 5" was 2.4% of total net operating income. For FY2025, it was 2.2% of total net operating income. Refer to APPENDIX A – Non-GAAP Reconciliation for definitions of non-GAAP measures utilized herein.

"Top 5" Compensation in Context
2.5%
2.9%
2.0%
2.2%
2.2%
$994M
$961M
$1.027B
$1.109B
$1.198B
FY2021
FY2022
FY2023
FY2024
FY2025
Net Operating Income
Cost of Management as % of Net Operating Income
5-Year Average

Elements of Compensation

Base Salaries
The Committee sets (or, in the case of the Co-CEOs, recommends to the independent members of the Board) base salaries for our NEOs. Factors considered included competitive pay ranges, the officer's experience in the position, pay relative to organizational peers, and individual performance. Effective January 22, 2026, the Committee set salaries for the NEOs, with the exception of Messrs. Darden and Svoboda (whose salaries were set by the independent members of the Board on February 25, 2026), as shown below:

Executive	2025 Salary ($)	2026 Salary ($)	Change (%)
Frank M. Svoboda	900,000	950,000	5.56
J. Matthew Darden	900,000	950,000	5.56
Thomas P. Kalmbach	685,000	720,000	5.11
Michael C. Majors	535,000	550,000	2.80
R. Brian Mitchell	558,000	625,000	12.01
Robert E. Hensley	555,000	575,000	3.60

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Annual Cash Incentives (MIP)
NEO target annual incentives, expressed as a percentage of base salary, for the 2025 performance year are shown below:

Named Executive Officers' Target Annual Incentive Opportunities
Executive	2025 Target (% of Base Salary)
Frank M. Svoboda	170%
J. Matthew Darden	170%
Thomas P. Kalmbach	80%
Michael C. Majors	65%
R. Brian Mitchell	65%
Robert E. Hensley	65%
For 2025, the MIP compensation was determined solely on corporate financial performance for the Co-CEOs and based on a mix of corporate financial performance and individual performance for the other NEOs. The individual component includes both quantitative and qualitative results from role-specific performance objectives for each NEO. The specific mix for 2025 was as follows:

Co-CEOs' Performance Weightings

Corporate Performance
100%

The Company's corporate financial component for 2025 was based on three performance metrics, assigning the following weights to each: (i) operating EPS (50% weighting), (ii) total premium (30% weighting), and (iii) first-year collected premium (20% weighting). The weighted average result across the three financial metrics determines the formulaic corporate performance factor. The Committee reserves the right to exercise negative discretion on the formulaic corporate performance factor based on their subjective evaluation of the results. The targets for operating EPS, total premium and first-year collected premium were determined based on projected growth over 2024 results:

•	Operating EPS: 2025 target goal of $12.95 is +8% above 2024 actual result
•	Total Premium: 2025 target goal of $4,900 million is +5% above 2024 actual result
•	First-Year Collected Premium*: 2025 target goal of $600 million is +4% above 2024 actual result
*Exclusive distribution channels only
The actual award determined under the incentive plan framework was contingent upon the attainment of threshold metrics and was subject to a maximum payout of 150% of the target incentive amount. Refer to APPENDIX A – Non-GAAP Reconciliation for definitions of non-GAAP measures utilized herein.
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2025 MIP Performance Goals & Payout Levels
Performance Level	Payout Level as a % of Target Annual Incentive Opportunity	Operating EPS (50% Weighting)	Total Premium (Millions) (30% Weighting)	First-Year Collected Premium (Millions) (20% Weighting)
Threshold	50%	$12.35	$4,760	$530
Target	100%	$12.95	$4,900	$600
Maximum	150%	$13.40	$5,030	$670
2025 Actual		$13.24	$4,890.2	$594.1
Individual Metric Payout Level		129.0%	96.0%	98.0%
For 2025, the Company earned a corporate performance factor of 112.7% based on the formula. The Committee did not exercise any discretion on the plan formula and approved a corporate performance factor of 112.7% for all NEOs.
Our Co-CEOs recommended to the Committee the individual performance factors for our other NEOs based on their assessment of their 2025 performance. Criteria included an assessment regarding the achievement of department initiatives, expense management, personal and team development, implementation of strategic priorities and development of new corporate capabilities. The Committee considered our Co-CEOs’ assessments and recommendations, retaining the discretion to approve individual performance factors for them different from what our Co-CEOs had recommended.
Combining the Company corporate performance factor and the individual performance factors, on a weighted basis, resulted in the following actual incentives paid for 2025 performance:

Named Executive Officers' Actual 2025 MIP Payouts
Executive	Target Incentive as a % of Salary	Target Incentive Amount ($)	Actual Incentive Paid ($)	Actual Incentive as % of Target Incentive Opportunity
Frank M. Svoboda	170%	1,530,000	1,724,310	112.7%
J. Matthew Darden	170%	1,530,000	1,724,310	112.7%
Thomas P. Kalmbach	80%	548,000	645,000	117.7%
Michael C. Majors	65%	347,750	400,000	115.0%
R. Brian Mitchell	65%	362,700	425,000	117.2%
Robert E. Hensley	65%	360,750	435,000	120.6%

Long-Term Equity Incentives
We award long-term incentive compensation to our executive management primarily in the form of performance shares and stock options. We also grant restricted stock units, with time-based vesting, which comprise the remaining 10% of total long-term incentive compensation for NEOs.
The incentive plan under which stock options, performance shares and restricted stock units were awarded in 2025 was the 2018 Plan (as defined herein). The purposes of the 2018 Plan are to promote the success and enhance the value of the Company by linking the personal interests of employees, officers and directors of the Company and its subsidiaries to our shareholders and to incentivize outstanding individual performance.
Except for equity grants that may be made with respect to new hires, it is the long-standing practice of the Compensation Committee to grant equity awards to officers and key employees only one time per year at its quarterly meeting in February, which occurs following the release of the prior year’s reported earnings.2 Neither the Compensation Committee nor the Board takes material non-public information into account when determining the timing or the terms of equity awards. The Company has not timed the release of material non-public information for the purpose of affecting the value of executive compensation.
2 Equity grants to the Co-CEOs are recommended by the Compensation Committee and approved by the independent members of the Board at the Board's quarterly meeting in February each year, which occurs following the release of the prior year's reported earnings.
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Stock Options	Performance Shares	Restricted Stock Units

•Granted at market price

•Granted to the executive management team and Company and subsidiary senior-level officers

•7-year term, vesting 50% on
2nd-year anniversary of grant date and remaining 50% on 3rd-year anniversary

	•Performance-based vesting •Awards granted based on cumulative performance over a 3-year period •Granted only to members of the executive management team	•Time-based, cliff vesting •Granted to the executive management team, Company and subsidiary officers and key employees •Generally vest after 3 years of continued employment
The awards made in 2025 were made using grant guidelines developed by the Committee, based in part on an analysis of peer grant practices, measured in terms of both the dollar value of the awards and the impact on share dilution. Then awards are calibrated by applying the applicable fungible ratios for each award vehicle in the 2018 Plan to differentiate values for each award type. This approach is aligned with the Committee's priority of granting competitive pay in a way that effectively manages shareholder dilution and considers intrinsic value to the executive beyond what the accounting value of the award implies. Equity awards are determined with reference to both the dollar value of awards and dilution (i.e., as a % of shares outstanding) to include multiple considerations of shareholder impact and alignment.
The independent members of the Board acted upon the recommendation from the Committee and awarded each of the Co-CEOs the following awards in February 2025:

Co-CEOs' 2025 LTI Awards
Vehicle	Intended Mix	Number of Awards	Grant Date Fair Value
Stock Options	30%	50,471	$2,014,802
Performance Shares	60%	27,677	$3,526,880
Restricted Stock Units	10%	3,686	$469,707
Total		81,834	$6,011,389
In making the 2025 grants to our other NEOs, the Committee considered the Co-CEOs' recommendations, individual performance and the Company's succession planning and retention needs.

Other NEOs' 2025 LTI Awards
	Performance Shares		Stock Options		Restricted Stock Units		Total Grant Date Fair Value of LTI
Executive	Intended Mix	Fair Value	Intended Mix	Fair Value	Intended Mix	Fair Value
Thomas P. Kalmbach	60%	$1,388,987	30%	$666,664	10%	$226,825	$2,282,476
Michael C. Majors	60%	$1,057,669	30%	$510,976	10%	$176,491	$1,745,136
R. Brian Mitchell	60%	$1,019,440	30%	$487,024	10%	$166,933	$1,673,397
Robert E. Hensley	60%	$1,032,183	30%	$495,008	10%	$164,385	$1,691,576
The 2025 performance share awards will be earned and issued following the end of the three-year performance period from January 1, 2025 through December 31, 2027, based on the extent to which the Company achieves certain performance goals established by the Committee, including: (i) cumulative growth in book value per share, excluding AOCI, plus accumulated dividends per share paid over the performance period3 and (ii) the average of the annual net operating income ROE for the years 2025, 2026 and 2027. Each metric is calculated using the tax rate in effect at the time the award was issued. The performance schedule for these awards is listed in the table below. Payouts for performance between the defined levels is interpolated to determine the payout levels. Refer to APPENDIX A – Non-GAAP Reconciliation for definitions of non-GAAP measures utilized herein.
3 For reference, year-end 2024 book value per share, excluding AOCI, was $86.40. For purposes of determining the total performance shares awarded for a given year, the figure is adjusted to include accumulated dividends per share paid over the performance period.
    48                 GL 2026 Proxy Statement

3-Year Performance Goals (01/01/2025 to 12/31/2027) for 2025 Performance Share Awards
Performance Level	Performance Share Payout Level	Book Value + Dividends per Diluted Shares Outstanding (50% Weighting)	Average Net Operating Income ROE (50% Weighting)
Threshold	50%	$116.00	12.00%
Target	100%	$124.00	14.50%
Maximum	200%	$132.00	16.00%

Vesting of 2023 Performance Share Awards for 2023 to 2025 Performance
The 2023 performance share awards vested in February 2026 based on: (i) cumulative growth in book value per share, excluding AOCI, plus accumulated dividends per share paid over the performance period, and (ii) the average of the annual net operating income ROE for the years 2023, 2024 and 2025. Both performance metrics were achieved above target, resulting in a payout factor of 184.2%. The target cumulative growth in book value per share represented a compound annual growth rate (CAGR) of 9.5%; we achieved a CAGR of 12%. The following table presents the performance metric results and the resulting payout factor for our 2023 performance share awards. Refer to APPENDIX A – Non-GAAP Reconciliation for definitions of non-GAAP measures utilized herein.

3-Year Performance Achievement (01/01/2023 to 12/31/2025) for 2023 Performance Share Awards
Performance Level	Payout Level as a % of Target Annual Incentive Opportunity	Book Value + Dividends per Diluted Shares Outstanding (50% Weighting)	Average Net Operating Income ROE (50% Weighting)
Threshold	50%	$86.00	11.50%
Target	100%	$93.00	13.50%
Maximum	200%	$101.00	15.50%
Actual		$99.35	15.28%
Performance Measure - Performance Multiplier		179%	189%

2026 Co-CEO Compensation and Long-Term Incentive Mix
For 2026, the Committee increased the Co-CEOs base salary to $950,000 and target annual incentive as a percent of base salary to 180%, resulting in a target cash compensation opportunity (i.e., the sum of base salary and target annual incentive) of $2,660,000. The Committee also determined to award the Co-CEOs with a long-term incentive target of $6,500,000.
Other Compensation Practices and Policies

Stock Ownership/Retention Guidelines
We have formal guidelines that require the following minimum stock ownership levels:

Stock Ownership Requirements
Chief Executive Officer(s)	Executive Vice President	Non-Management Director
6x	3x	5x
Multiple of Annual Salary	Multiple of Annual Salary	Multiple of Annual Cash Retainer
The directors, Co-CEOs and other officers who are subject to the above-described stock ownership guidelines have a seven-year period from their initial election as a director or initial inclusion in the above-described categories of positions to meet the stock ownership requirements. For such purposes, common shares deemed owned, either directly or indirectly, for reporting purposes pursuant to Section 16(a) of the Securities Exchange Act of 1934, junior subordinated debentures of the Company, shares held in stock funds in the Company’s 401(k) plan, time-vested restricted stock and restricted stock units are counted. Stock options and performance share awards are not counted toward attainment or continued satisfaction of the ownership guidelines.
    49                 GL 2026 Proxy Statement

Until the minimum ownership level is attained, the director or officer may not sell any shares owned outright and the director or officer must retain at least fifty percent (50%) of “profit shares” (i.e., the net shares remaining after payment of the option exercise price and taxes owed at the time of an option exercise, earnout of performance shares, or vesting of restricted stock). Notwithstanding the foregoing, in exceptional circumstances, upon obtaining an advance and specifically-defined waiver of the guidelines from the Governance and Nominating Committee of the Board, additional profit shares may be sold.
As of December 31, 2025, all directors and NEOs had met their stock ownership guideline requirements or were within the seven-year accumulation period for meeting such requirements.
The Company has no formal stock retention policy for shares derived from stock options or other equity grants after the stock ownership guidelines have been met. The Company believes the decisions regarding when to exercise options and whether to retain stock should be each individual award recipient’s decision if that award recipient is in compliance with the stock ownership guidelines.

Prohibition on Hedging and Pledging of Company Stock
The Company's Insider Trading Policy prohibits directors, officers, and employees of the Company and its subsidiaries who are subject to Section 16 reporting requirements from purchasing financial instruments (such as prepaid variable contracts, equity swaps, collars, and exchange funds) or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of Company equity securities granted to any such director or officer by the Company or held, directly or indirectly, by the director or officer. The policy further provides that such individuals may not pledge, hypothecate, or otherwise encumber shares of Company securities as collateral for indebtedness.

Clawback Policy
The Company has adopted a clawback policy compliant with Rule 10D-1 of the Exchange Act and Section 303A.14 of the NYSE Listed Company Manual. The Globe Life Inc. Clawback Policy (“Clawback Policy”), effective as of November 8, 2023, is administered by our Compensation Committee (the “Administrator”).
The Clawback Policy applies to (i) Covered Executives (our current and former executive officers, as determined by the Administrator in accordance with applicable law); and (ii) Excess Incentive Compensation (the amount of Incentive Compensation paid to a Covered Executive that exceeds the Incentive Compensation that would have been paid to the Covered Executive had it been based on the restated results).
Incentive Compensation means any compensation that is granted, earned or vested based wholly or in part on the attainment of a financial reporting measure. “Financial reporting measure” is any measure determined and presented in accordance with the accounting principles used in preparing our financial statements and any measure that is derived wholly or in part from such measure.
The Clawback Policy is triggered if the Company is required to prepare an accounting restatement of its financial statements due to any material noncompliance with a financial reporting requirement under the securities laws. Once the Clawback Policy is triggered, the Administrator will require recoupment of any Excess Incentive Compensation received by any Covered Executive during the three completed fiscal years immediately preceding the date we are required to prepare an accounting restatement. The Clawback Policy is a “no-fault” policy and recoupment is required regardless of whether a Covered Executive contributed to the restatement.
The Administrator will determine the timing and method of recoupment of Excess Incentive Compensation in its sole discretion. Recoupment is required unless recovery would be impracticable, as set forth in our Clawback Policy. We shall not indemnify any Covered Executive against the loss of any Excess Incentive Compensation, including payment or reimbursement of any insurance purchased by any Covered Executive to fund potential clawback obligations under our Clawback Policy.
The Company's rights under the Clawback Policy are in addition to, and not in lieu of, any other remedies or rights of recoupment or other legal remedies that may be available to the Company pursuant to the terms of any similar policy in any equity award agreement or similar agreement, including provisions for recoupment of payments or benefits in the event of a termination for cause, violation of material Company policies, breach of non-competition, non-solicitation, confidentiality or other restrictive covenants, or other conduct detrimental to the business or reputation of the Company. Our 2018 Plan permits such recoupment on the occurrence of such events if the Committee specifies such recoupment in the award certificate or grant agreement.
    50                 GL 2026 Proxy Statement

Retirement and Other Benefits
The Company has chosen to provide certain retirement benefits, either broadly or to specific individuals, to attract and retain employees and executives by enabling retirement savings and planning, as shown in the following table:

All Employees		Designated Employees
•	Defined Benefit Pension Plan	•	Retirement Life Insurance Agreements
•	Group Term Life Insurance	•	Supplemental Executive Retirement Plan (SERP)
•	Post-Retirement Health Coverage	•	Death Benefit Only Plan
The SERP was put in place to encourage executives at certain levels to continue to work past the Company’s established early retirement age of 55. Our NEOs are among the 17 persons designated in 2025 by the Committee as participants in the SERP.
The Company has purchased corporate-owned life insurance (COLI) covering certain of our employees who have provided their consent. Under the terms of a Death Benefit Only Plan, in the event of a covered employee’s death while still employed by the Company, we will provide a one-time death benefit to the employee’s beneficiary equal to two times such employee’s base salary, up to a maximum benefit of $500,000. Each of the NEOs is covered under the Plan.

Savings Plans
Eligible executives and employees may choose to participate in the Globe Life Inc. Savings and Investment Plan, a funded tax-qualified defined contribution plan. Contributions up to a maximum amount ($23,500 in 2025) are allowed by the Internal Revenue Service. An annual "catch-up" contribution (up to an additional $7,500 in 2025) is permitted for employees age 50 or older. Beginning in 2025, an additional "catch-up" contribution (up to an additional $3,750 in 2025) is permitted for employees between the ages of 60-63. The Company matches employee pre-tax contributions up to specified amounts, as shown in the table below. Each of the NEOs participates in this plan.

Company Match*	Pre-Tax Contributions
100%	First 1% of Salary
50%	Next 5% of Salary
*Maximum annual Company match for 2025 was $12,075.

Retirement Life Insurance Agreements
The Company provides retirement life insurance agreements to a closed group comprised of certain of its executives, including two of our NEOs, and certain executives of its subsidiary companies. The plan was frozen as of 2003, thus no agreements were entered into since then for any employees, including four of our current NEOs. The agreements provide a life insurance benefit to a participating executive, effective upon the later of the executive's 65th birthday or retirement date, with coverage equal to a designated percentage (which will vary based upon the executive’s age at the nearest birthday to the executive's date of retirement—from 65% at age 55 to 100% at age 62 or over) of an amount equal to two times the executive’s salary and annual incentive in the executive's final year of employment prior to retirement, less $5,000. Such insurance benefits, which are payable on the participating executive’s death, may not exceed $495,000. Messrs. Majors and Mitchell have a Retirement Life Insurance Agreement with a $495,000 maximum benefit. Messrs. Darden, Svoboda, Kalmbach and Hensley do not have Retirement Life Insurance Agreements.

Perquisites and Personal Benefits
Historically, we have chosen to offer only a limited number of perquisites and personal benefits to our NEOs, including the personal use of Company aircraft, Company-paid club and fitness center dues, personal use of Company-paid event tickets, and costs associated with family members’ travel to Company meetings. Certain enhanced security measures, as discussed more fully below, were also implemented in 2025 for the protection of our executive officers. We have not incurred significant expense as a result of the usage of perquisites and personal benefits.
    51                 GL 2026 Proxy Statement

Executive Security Program. The Board has determined that an employee’s physical or online safety should not be imperiled because of his or her association with the Company. The Board believes that the implementation of sound security measures with respect to our Co-CEOs and other executive officers is vital due to their heightened duties and responsibilities and the potential impact that a security incident involving them could have on the Company’s ability to continue to operate effectively and achieve long-term success.
In 2025, the Company engaged a qualified independent security consulting firm to conduct a study to evaluate its executive security program, which is a part of the Company’s overall risk management program. Recognizing the importance of maintaining robust security measures to protect the Company’s executive officers and in response to the study’s findings and recommendations, the Board authorized management to implement various enhancements to the Company’s existing executive security program (which included enhanced security measures at executives' residences and use of corporate aircraft for personal travel by executives4) to mitigate the safety risks borne by the Co-CEOs and other executives. The scope and costs of such measures were deemed to be appropriate and necessary for their protection. Consistent with the study's findings and recommendations, cybersecurity monitoring services were also provided for members of the executive management group, including the NEOs. These security measures may be viewed as conveying personal benefits to our NEOs, which constitute perquisites.
Our Board will continue to evaluate the Company’s security protocols to determine whether any adjustments or enhancements may be advisable based on input from internal and external security professionals and in recognition of the ever-evolving risk environment facing our Co-CEOs and other executives. We have reported the aggregate incremental costs related to enhanced security measures and the personal use of corporate aircraft as compensation to the NEOs, where applicable, in the “All Other Compensation” column of the 2025 Summary Compensation Table.

Termination of Employment and Change in Control
Consistent with market practice, the Company implemented policies for executive post-termination or change in control cash severance payments and benefits. Beginning January 1, 2025, each of the NEOs became participants in the Board-adopted Globe Life Inc. Executive Severance Plan. Potential payments and benefits are also available in certain circumstances following termination of employment or a change in control under the terms of outstanding stock options, performance shares, and restricted stock units held by our NEOs. In addition, all of our NEOs are participants in the Company’s Supplemental Executive Retirement Plan (SERP) and certain NEOs have a Retirement Life Insurance Agreement with the Company. See the section of this Proxy Statement entitled Potential Payments Upon Termination or Change in Control for a full summary of the various payments and benefits available to our NEOs upon termination of their employment or in the event of a change in control.

Tax and Accounting Implications of Compensation
As one of the factors considered in performing its duties, the Committee evaluates the anticipated tax treatment to the Company and its subsidiaries, as well as to the executives, of various structures, payments and benefits. The deductibility of some types of compensation depends upon the timing of an executive’s vesting or exercise of previously-granted rights. Deductibility may also be affected by interpretations of and changes in tax laws such as Section 162(m) of the Code, which generally provides that the Company may not deduct compensation of more than $1,000,000 paid to certain executives. The Committee will not limit its decisions with respect to executive compensation to that which is deductible under Section 162(m) unless the Committee determines that doing so is in the best interests of the Company. Because of the importance of linking pay and performance, we expect that annual incentive opportunities and certain equity awards will continue to impose performance conditions. Therefore, we do not anticipate that the changes to Section 162(m) will materially impact the design of our compensation program.
4 In addition to the inherent advantages from a safety perspective, personal use of the Company’s corporate aircraft by the Co-CEOs is permitted in order to maximize productivity and/or allow for working on confidential and sensitive Company issues while traveling for personal matters. If approved by either of the Co-CEOs, personal use of Company aircraft by other executives is permitted in limited circumstances.
    52                 GL 2026 Proxy Statement

COMPENSATION COMMITTEE REPORT
The Compensation Committee of the Board of Directors of Globe Life Inc. has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of SEC Regulation S-K with Company management. Based on these reviews and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.
Cheryl D. Alston, Chair
Marilyn A. Alexander
Mark A. Blinn
The foregoing Compensation Committee Report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, or subject to Regulation 14A or the liabilities of Section 18 of the Securities Exchange Act of 1934.
EXECUTIVE COMPENSATION
Summary Compensation Table
The table below summarizes various categories of compensation earned in 2025 by the persons who served as the Company’s Co-CEOs, its CFO and the three next most highly compensated executive officers of the Company.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards[1,2,3] ($)	Option Awards[4] ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings[5] ($)	All Other Compensation[6] ($)	Total ($)
Frank M. Svoboda	2025	900,000	0	3,996,587	2,014,802	1,724,310	728,437	89,799	9,453,935
Co-Chairman and Chief Executive Officer	2024	900,000	0	2,978,880	2,432,880	1,967,580	368,244	79,714	8,727,298
	2023	850,000	0	2,008,568	2,015,625	1,535,000	733,218	63,660	7,206,071
J. Matthew Darden	2025	900,000	0	3,996,587	2,014,802	1,724,310	331,208	98,957	9,065,864
Co-Chairman and Chief Executive Officer	2024	900,000	0	2,978,880	2,432,880	1,967,580	138,054	41,772	8,459,166
	2023	850,000	0	2,008,568	2,015,625	1,535,000	399,676	52,027	6,860,896
Thomas P. Kalmbach	2025	684,131	0	1,615,812	666,664	645,000	526,009	47,163	4,184,779
Executive Vice President and Chief Financial Officer	2024	572,000	0	1,168,440	780,549	560,000	315,588	38,744	3,435,321
	2023	520,000	0	804,873	809,475	405,000	251,152	31,747	2,822,247
Michael C. Majors	2025	534,846	0	1,234,160	510,976	400,000	1,025,735	17,571	3,723,288
Executive Vice President and Chief Strategy Officer	2024	515,000	0	832,032	834,613	470,000	615,160	17,111	3,283,916
	2023	495,000	0	781,980	786,900	380,000	749,141	16,199	3,209,220
R. Brian Mitchell	2025	557,669	0	1,186,373	487,024	425,000	958,590	39,847	3,654,503
Executive Vice President, General Counsel and Chief Risk Officer	2024	515,000	0	796,080	794,065	445,000	413,028	34,303	2,997,476
	2023	495,000	0	773,546	774,000	300,000	585,923	30,917	2,959,386
Robert E. Hensley	2025	554,654	0	1,196,568	495,008	435,000	254,110	24,859	2,960,199
Executive Vice President and Chief Investment Officer	2024	510,000	0	955,296	635,252	470,000	250,686	10,325	2,831,559
	2023	485,000	0	837,406	561,150	360,000	195,386	13,496	2,452,438
1 Amounts shown in this column for 2025 represent the grant date fair value of awards of performance shares and restricted stock units, which are calculated in accordance with ASC 718, Compensation – Stock Compensation (ASC 718), using the NYSE market closing price on the grant date of such awards. The amounts included in this column for performance share awards were computed based on the probable outcome of the performance conditions as of the February 28, 2025 grant date, which were target levels on that date. The fair values of such performance shares at maximum levels on the grant date were for Svoboda ($7,053,760), Darden ($7,053,760), Kalmbach ($2,777,974), Majors ($2,115,338), Mitchell ($2,038,880), and Hensley ($2,064,366).
2 Amounts shown in this column for 2024 represent the grant date fair value of awards of performance shares and restricted stock units, which are calculated in accordance with ASC 718, Compensation – Stock Compensation (ASC 718), using the NYSE market closing price on the grant date of such awards. The amounts included in this column for performance share awards were computed based on the probable outcome of the performance conditions as of the February 28, 2024 grant date, which were target levels on that date. The fair values of such performance shares at maximum levels on the grant date were for Svoboda ($5,058,960), Darden ($5,058,960), Kalmbach ($1,566,480), Majors ($1,335,360), Mitchell ($1,284,000), and Hensley ($1,284,000).
3 Amounts shown in this column for 2023 represent the grant date fair value of awards of performance shares and restricted stock units, which are calculated in accordance with ASC 718, Compensation – Stock Compensation (ASC 718), using the NYSE market closing price on the grant date of such awards. The amounts included in this column for performance share awards were computed based on the probable outcome of the performance conditions as of the February 22, 2023 grant date, which were target levels on that date. The fair values of such performance shares at maximum levels on the grant date were for Svoboda ($3,205,034), Darden ($3,205,034), Kalmbach ($1,277,194), Majors ($1,253,096), Mitchell ($1,228,998), and Hensley ($1,108,508).
4 Assumptions used in calculating the aggregate grant date fair value in accordance with ASC 718 are set out in Note 1 to the Company’s audited financial statements contained in the Form 10-K for the fiscal year ended December 31, 2025.

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5 Reflects the change in the actuarial estimate of potential future Pension Plan and SERP benefits, driven in large part by benchmark interest rates. None of the NEOs received any direct compensation related to the Pension Plan or SERP in 2023, 2024, or 2025 and no benefits will be paid until after retirement from the Company.

Name	Year	Increase in Present Value Pension Plan ($)	Decrease in Present Value Pension Plan ($)	Increase in Present Value SERP ($)	Decrease in Present Value SERP ($)
Frank M. Svoboda	2025	280,176		448,261
	2024	181,715		186,529
	2023	265,005		468,213
J. Matthew Darden	2025	107,653		223,555
	2024	59,449		78,605
	2023	107,677		291,999
Thomas P. Kalmbach	2025	131,764		394,245
	2024	93,688		221,900
	2023	107,863		143,289
Michael C. Majors	2025	268,759		756,976
	2024	161,230		453,930
	2023	267,792		481,349
R. Brian Mitchell	2025	254,842		703,748
	2024	141,826		271,202
	2023	264,470		321,453
Robert E. Hensley	2025	82,488		171,622
	2024	80,408		170,278
	2023	84,582		110,804
6 Includes Company matching contribution to each executive's 401(k) Plan account; excess premiums for additional life insurance for Svoboda, Kalmbach, Majors, Mitchell and Hensley; and the categories and quantified amounts (if required) of perquisites and personal benefits required to be reported by SEC Regulation S-K, Item 402(c)(2)(ix) for executives.

Name	Perquisites[a] ($)	401(k) Match ($)	Excess Premiums for Additional Life Insurance ($)	Referral Bonus ($)	Total ($)
Frank M. Svoboda	67,200	12,250	10,349		89,799
J. Matthew Darden	86,707	12,250			98,957
Thomas P. Kalmbach	27,029	12,250	6,884	1,000	47,163
Michael C. Majors		12,250	5,321		17,571
R. Brian Mitchell	22,073	12,250	5,524		39,847
Robert E. Hensley	10,163	11,342	3,354		24,859

For Mr. Svoboda, the amount listed reflects the aggregate incremental cost of personal use of corporate aircraft ($19,220) and Company-purchased event tickets, club dues, and enhanced security measures ($26,250). For Mr. Darden, the amount reflects the aggregate incremental cost of personal use of corporate aircraft ($37,953) and Company-purchased event tickets, club dues, and enhanced security measures ($40,390). For Mr. Kalmbach, the amount reflects the aggregate incremental cost of Company-purchased event tickets, club dues, fitness center dues and enhanced security measures. For Mr. Mitchell, the amount reflects the aggregate incremental cost of Company purchased event tickets, club dues and enhanced security measures. For Mr. Hensley, the amount reflects the aggregate incremental cost of Company-purchased event tickets and enhanced security measures.

The Company occasionally allows executives the personal use of tickets for sporting and special events previously acquired by the Company for business entertainment purposes. For certain tickets acquired by the Company, there is no incremental cost to the Company for such use.
For purposes of compensation disclosure, the value of personal use of Company aircraft is calculated using the actual variable costs incurred by the Company associated with such flights, including fuel, maintenance of the planes, "dead head" flights, pilot travel expenses, on-board catering, landing and parking fees, and other variable costs. Fixed costs, such as pilots' salaries, are not included since they do not change with usage.
    54                 GL 2026 Proxy Statement

2025 Grants of Plan-Based Awards

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards[1]			Estimated Future Payouts Under Equity Incentive Plan Awards[2]			All Other Stock Awards: Number of Shares of Stock or Units[3] (#)	All Other Option Awards: Number of Securities Underlying Options[4] (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards[5] ($)
Name	Award Type	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Frank M. Svoboda	Options	2/28/2025								50,471	127.43	2,014,802
	Performance Shares	2/28/2025				13,839	27,677	55,354				3,526,880
	Restricted Stock Units	2/28/2025							3,686			469,707
	Annual Cash		765,000	1,530,000	2,295,000
J. Matthew Darden	Options	2/28/2025								50,471	127.43	2,014,802
	Performance Shares	2/28/2025				13,839	27,677	55,354				3,526,880
	Restricted Stock Units	2/28/2025							3,686			469,707
	Annual Cash		765,000	1,530,000	2,295,000
Thomas P. Kalmbach	Options	2/28/2025								16,700	127.43	666,664
	Performance Shares	2/28/2025				5,450	10,900	21,800				1,388,987
	Restricted Stock Units	2/28/2025							1,780			226,825
	Annual Cash		274,000	548,000	822,000
Michael C. Majors	Options	2/28/2025								12,800	127.43	510,976
	Performance Shares	2/28/2025				4,150	8,300	16,600				1,057,669
	Restricted Stock Units	2/28/2025							1,385			176,491
	Annual Cash		173,875	347,750	521,625
R. Brian Mitchell	Options	2/28/2025								12,200	127.43	487,024
	Performance Shares	2/28/2025				4,000	8,000	16,000				1,019,440
	Restricted Stock Units	2/28/2025							1,310			166,933
	Annual Cash		181,350	362,700	544,050
Robert E. Hensley	Options	2/28/2025								12,400	127.43	495,008
	Performance Shares	2/28/2025				4,050	8,100	16,200				1,032,183
	Restricted Stock Units	2/28/2025							1,290			164,385
	Annual Cash		180,375	360,750	541,125
1 Estimated future payouts under non-equity incentive plan awards are calculated pursuant to the Company’s annual bonus plan. This plan provides a single estimated bonus payout at the maximum level available to the participating executive if objectives are met, subject to the Compensation Committee’s discretion to reduce the amount pursuant to an incentive plan framework and subjective criteria as described in the Annual Cash Incentives (MIP) section of this Proxy Statement. On January 22, 2026, the Compensation Committee received certification of attainment of the bonus objectives for Messrs. Kalmbach, Majors, Mitchell and Hensley, who were paid the bonus shown in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table shortly thereafter. On February 25, 2026, the independent members of the Board approved the payment of the bonuses as shown in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table to Messrs. Svoboda and Darden, based upon receipt by the Compensation Committee on January 22, 2026 of the certification of attainment of their bonus objectives.
2 Performance shares awarded February 28, 2025, pursuant to the Company’s 2018 Plan, and to be issued upon vesting following completion of the three-year performance period commencing January 1, 2025 and ending December 31, 2027, and certification of attainment of specified targets for book value per diluted shares outstanding and average net operating income ROE for the performance period. See Potential Payments upon Termination or Change in Control for additional details regarding vesting of performance shares upon termination of employment under certain circumstances or in connection with a change in control.
3 Restricted Stock Units (RSUs) awarded February 28, 2025 generally vest on the third anniversary of the grant date, based on continuous employment. See Potential Payments upon Termination or Change in Control for additional details regarding vesting of RSUs upon termination of employment under certain circumstances or in connection with a change in control.
4 Non-qualified stock options granted February 28, 2025 have a seven-year term and a grant price equal to the NYSE market closing price of Company common stock on the date awarded. All of the options granted on the above date vest as to 50% of the shares on the second anniversary of the grant date and as to the remaining 50% of the shares on the third anniversary of the grant date. See Potential Payments upon Termination or Change in Control for additional details regarding vesting of stock options upon termination of employment under certain circumstances or in connection with a change in control.
5 The values included in this column represent the grant date fair value of option awards, performance share awards and restricted stock unit awards, computed in accordance with ASC 718. The assumptions utilized for options are set out in Note 1 to the Company’s audited financial statements contained in the Form 10-K for the fiscal year ended December 31, 2025.

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Outstanding Equity Awards at Fiscal Year-End 2025

	Option Awards							Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)		Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Frank M. Svoboda	02/28/25		50,471	1.00		127.43	02/28/32
	02/28/24		72,000	1.00		128.40	02/28/31
	02/22/23	31,250	31,250	1.00		120.49	02/22/30
	02/23/22	65,000				103.23	02/23/29
	02/24/21	65,000				98.32	02/24/28
	02/26/20	65,000				100.74	02/26/27
	02/28/19	12,500				82.56	02/28/26
								02/28/25	3,709	2	518,741	4
								02/28/25					55,704	5.00	7,790,761	4.00
								02/28/24	3,500	2	489,510	4
								02/28/24					39,400	6.00	5,510,484	4.00
								02/22/23	3,370	2	471,328	4
								02/22/23	24,499	3.00	3,426,430	4
J. Matthew Darden	02/28/25		50,471	1.00		127.43	02/28/32
	02/28/24		72,000	1.00		128.40	02/28/31
	02/22/23	31,250	31,250	1.00		120.49	02/22/30
	02/23/22	65,000				103.23	02/23/29
	02/24/21	50,000				98.32	02/24/28
	02/26/20	45,000				100.74	02/26/27
								02/28/25	3,709	2	518,741	4
								02/28/25					55,704	5.00	7,790,761	4.00
								02/28/24	3,500	2	489,510	4
								02/28/24					39,400	6.00	5,510,484	4.00
								02/22/23	3,370	2	471,328	4
								02/22/23	24,499	3.00	3,426,430	4
Thomas P. Kalmbach	02/28/25		16,700	1.00		127.43	02/28/32
	02/28/24		23,100	1.00		128.40	02/28/31
	02/22/23	12,550	12,550	1.00		120.49	02/22/30
	02/23/22	35,000				103.23	02/23/29
	02/24/21	35,000				98.32	02/24/28
								02/28/25	1,791	2	250,489	4
								02/28/25					21,938	5.00	3,068,249	4.00
								02/28/24	3,000	2	419,580	4
								02/28/24					12,200	6.00	1,706,292	4.00
								02/22/23	1,380	2	193,007	4
								02/22/23	9,762	3.00	1,365,313	4
Michael C. Majors	02/28/25		12,800	1.00		127.43	02/28/32
	02/28/24		24,700	1.00		128.40	02/28/31
	02/22/23	12,200	12,200	1.00		120.49	02/22/30
	02/23/22	37,000				103.23	02/23/29
	02/24/21	37,000				98.32	02/24/28
	02/26/20	27,000				100.74	02/26/27
								02/28/25	1,394	2	194,965	4
								02/28/25					16,705	5.00	2,336,361	4.00
								02/28/24	1,280	2	179,021	4
								02/28/24					10,400	6.00	1,454,544	4.00
								02/22/23	1,290	2	180,419	4
								02/22/23	9,578	3.00	1,339,579	4

    56                 GL 2026 Proxy Statement

Outstanding Equity Awards at Fiscal Year-End 2025 (continued)

	Option Awards							Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)		Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
R. Brian Mitchell	02/28/25		12,200	1.00		127.43	02/28/32
	02/28/24		23,500	1.00		128.40	02/28/31
	02/22/23	12,000	12,000	1.00		120.49	02/22/30
	02/23/22	23,000				103.23	02/23/29
								02/28/25	1,318	2.00	184,335	4
								02/28/25					16,101	5.00	2,251,886	4.00
								02/28/24	1,200	2.00	167,832	4.00
								02/28/24					10,000	6.00	1,398,600	4.00
								02/22/23	1,320	2.00	184,615	4.00
								02/22/23	9,394	3.00	1,313,845	4.00
Robert E. Hensley	02/28/25		12,400	1.00		127.43	02/28/32
	02/28/24		18,800	1.00		128.40	02/28/31
	02/22/23	8,700	8,700	1.00		120.49	02/22/30
	02/23/22	33,000				103.23	02/23/29
								02/28/25	1,298	2.00	181,538	4
								02/28/25					16,303	5.00	2,280,138	4.00
								02/28/24	2,440	2.00	341,258	4.00
								02/28/24					10,000	6.00	1,398,600	4.00
								02/22/23	2,350	2.00	328,671	4.00
								02/22/23	8,473	3.00	1,185,034	4.00
1 Stock options vest at the rate of 50% on second and third anniversaries of grant date, with a seven-year term.
2 Restricted stock units are subject to cliff vesting and vest in full on the 3-year anniversary of the grant date; provided, that if a Named Executive Officer has attained age 60 and retires prior to such date, the restricted stock units will vest upon such retirement at a rate of one-third per year.
3 Performance shares to be issued with respect to a three-year performance period commencing January 1, 2023 and ending December 31, 2025, based upon the degree of satisfaction of two performance criteria. Shares shown reflect actual performance attained during the period and will vest in 2026 upon certification of achievement of performance objectives by the Compensation Committee.
4 Calculated using 2025 year-end closing market price of $139.86 per share.
5 Performance shares to be issued when vested upon certification following the completion of a three-year performance period commencing January 1, 2025 and ending December 31, 2027, if at all, based upon the degree of satisfaction of two performance criteria. Number of shares reflects next higher performance level (maximum) projected at fiscal year-end 2025.
6 Performance shares to be issued when vested upon certification following the completion of a three-year performance period commencing January 1, 2024 and ending December 31, 2026, if at all, based upon the degree of satisfaction of two performance criteria. Number of shares reflects next higher performance (maximum) projected at fiscal year-end 2025.
    57                 GL 2026 Proxy Statement

Option Exercises and Stock Vested During Fiscal Year Ended December 31, 2025

	Option Awards			Stock Awards
Executive	Number of Shares Acquired on Exercise (#)		Value Realized on Exercise[1] ($)	Number of Shares Acquired on Vesting (#)		Value Realized on Vesting[2] ($)
Frank M. Svoboda	101,250	3	4,317,678	11,845	5	1,444,261	11
J. Matthew Darden	58,160		2,608,507	11,845	6	1,444,261	12
Thomas P. Kalmbach	35,000	4	1,408,248	7,537	7	918,986	13
Michael C. Majors	10,000		366,729	7,537	8	918,986	14
R. Brian Mitchell	121,000		4,286,612	6,999	9	853,388	15
Robert E. Hensley	0		0	5,384	10	656,471	16
1 “Value Realized on Exercise” represents the difference between the fair value per share and the exercise price per share, multiplied by the number of shares underlying each option exercised.
2 “Value Realized on Vesting” represents the value of performance shares calculated by multiplying the number of vested shares by the closing price of Company common stock on the NYSE on the vesting date or, if vesting occurred on a day upon which the NYSE was closed for trading, the preceding trading day.
3 Executive retained 8,603 shares in "sell to cover" option exercises.
4 Executive retained 6,048 shares in "sell to cover" option exercises.
5 Executive acquired shares on February 26, 2025 vesting and issuance of performance shares upon certification by the Compensation Committee of attainment of performance objectives at a payout level above target with respect to the 2022 - 2024 performance period. Executive surrendered to the Company 4,662 of such vested performance shares in payment of withholding taxes due.
6 Executive acquired shares on February 26, 2025 vesting and issuance of performance shares upon certification by the Compensation Committee of attainment of performance objectives at a payout level above target with respect to the 2022 - 2024 performance period. Executive surrendered to the Company 4,662 of such vested performance shares in payment of withholding taxes due.
7 Executive acquired shares on February 26, 2025 vesting and issuance of performance shares upon certification by the Compensation Committee of attainment of performance objectives at a payout level above target with respect to the 2022 - 2024 performance period. Executive surrendered to the Company 3,004 of such vested performance shares in payment of withholding taxes due.
8 Executive acquired shares on February 26, 2025 vesting and issuance of performance shares upon certification by the Compensation Committee of attainment of performance objectives at a payout level above target with respect to the 2022 - 2024 performance period. Executive surrendered to the Company 3,007 of such vested performance shares in payment of withholding taxes due.
9 Executive acquired shares on February 26, 2025 vesting and issuance of performance shares upon certification by the Compensation Committee of attainment of performance objectives at a payout level above target with respect to the 2022 - 2024 performance period. Executive surrendered to the Company 2,755 of such vested performance shares in payment of withholding taxes due.
10 Executive acquired shares on February 26, 2025 vesting and issuance of performance shares upon certification by the Compensation Committee of attainment of performance objectives at a payout level above target with respect to the 2022 - 2024 performance period. Executive surrendered to the Company 2,161 of such vested performance shares in payment of withholding taxes due.
11 Shares surrendered to the Company in payment of withholding taxes due on vested performance shares were valued at $568,438.
12 Shares surrendered to the Company in payment of withholding taxes due on vested performance shares were valued at $568,438.
13 Shares surrendered to the Company in payment of withholding taxes due on vested performance shares were valued at $366,278.
14 Shares surrendered to the Company in payment of withholding taxes due on vested performance shares were valued at $366,644.
15 Shares surrendered to the Company in payment of withholding taxes due on vested performance shares were valued at $335,917.
16 Shares surrendered to the Company in payment of withholding taxes due on vested performance shares were valued at $263,491.

    58                 GL 2026 Proxy Statement

Pension Benefits at December 31, 2025
The table below shows the present value of accumulated benefits payable to each of the NEOs, including the number of years of service credited to each such NEO under the Globe Life Inc. Pension Plan (Pension Plan) and the Globe Life Inc. Supplemental Executive Retirement Plan (SERP), determined using interest rates and mortality rate assumptions consistent with those used in the Company’s financial statements. No benefits are payable under the SERP to persons retiring prior to age 55.

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit* ($)	Payments During Last Fiscal Year ($)
Frank M. Svoboda	Pension Plan	22	2,091,614	0
	SERP	22	4,835,145	0
J. Matthew Darden	Pension Plan	11	618,467	0
	SERP	11	1,481,275	0
Thomas P. Kalmbach	Pension Plan	7	591,963	0
	SERP	7	1,059,917	0
Michael C. Majors	Pension Plan	31	2,188,719	0
	SERP	31	3,589,090	0
R. Brian Mitchell	Pension Plan	37	2,148,328	0
	SERP	37	3,257,057	0
Robert E. Hensley	Pension Plan	5	361,727	0
	SERP	5	584,438	0
* Present value of accumulated benefits is calculated using the December 31, 2025 ASC 715 disclosure assumptions as follows: (a) discount rate of 5.83% for the Pension Plan benefits; (b) discount rate of 5.64% for the SERP benefits; (c) separate annuitant and non-annuitant tables for males and females based upon the Pri-2012 Mortality Table projected generationally from 2012 with Scale MP-2020; (d) the calculated present value at age 65 is discounted with interest only to the current age; and (e) no pre-retirement mortality or termination assumed prior to age 65.
The Pension Plan is a non-contributory defined benefits pension plan that covers substantially all eligible employees at the Company and each of its subsidiaries except for American Income (which maintains a separate plan). Eligible employees must be 21 years of age or older and have one or more years of credited service. Benefits at age 65 under the Pension Plan will be determined based upon the calculation formulas applicable to employees of various participating employers prior to the January 1, 2004 merger of the pension plan of the Company and two pension plans of a subsidiary. The NEOs are subject to the Pension Plan formula, which determines benefits by multiplying the average of the participant’s earnings in the five consecutive years in which they were highest during the 10 years before the participant’s retirement by a percentage equal to 1% for each of the participant’s first 40 years of credited service plus 2% for each year of credited service after the participant’s 45th birthday, and then reducing that result by a Social Security offset and by other benefits from certain other plans of affiliates. Benefits under the Pension Plan vest 100% at five years of credited service. Upon the participant’s retirement, Pension Plan benefits are payable as an annuity or certain portions thereof may be paid in a lump sum.
If the participant retires at or after age 55 but before age 65, the amount of accrued Pension Plan benefits is reduced to a designated percentage based on the participant's age at retirement. Messrs. Svoboda, Majors and Mitchell are eligible for early retirement benefits under the Pension Plan. Messrs. Darden, Hensley and Kalmbach are not eligible for early retirement benefits under the Pension Plan. It is not possible for a participant’s credited service under the Pension Plan to exceed his or her actual years of service with the Company and its subsidiaries.
Laws limit to a fixed amount per year the benefits that a qualified plan, such as the Pension Plan, can pay (in 2025, $280,000). Benefits that are actually paid under the Pension Plan are also based on the covered compensation of the participant as defined by the Code (in 2025, $350,000), not on the actual final average earnings of the participant.
After evaluation of the retirement benefits potentially payable to the Company's executives relative to its peer companies, the Board of Directors, based upon a recommendation from the Compensation Committee, implemented a Supplemental Executive Retirement Plan, effective January 1, 2007. This non-qualified SERP is funded by a Rabbi trust and will pay a supplemental benefit to a participating executive upon retirement in the amount of that portion of the executive’s retirement benefit, calculated under the Pension Plan or a subsidiary’s pension plan using the formulas from Pension Plan, which cannot be paid from the Pension Plan or a subsidiary’s pension plan because of the IRS limits requiring the pension calculation to be based on a much lower covered
    59                 GL 2026 Proxy Statement

compensation figure and the fixed amount annual limit on qualified pension plan benefits. Generally, no benefits will be paid out under the SERP unless the participant is 55 years old and has at least ten years of service with the Company and/or its subsidiaries. Participants meeting these requirements will receive benefits which range from 15% of the benefit that they would have ultimately received upon retirement at age 65 if they choose to retire at age 55 to 98% of the benefit that they would have ultimately received on retirement at age 65 if they choose to retire at age 64. However, the Compensation Committee may on a case-by-case basis, in its discretion and upon the written request of the Co-CEOs, establish the early retirement reduction factors, the minimum age for benefit eligibility, the number of full or partial years for Vesting Service (as defined in the Pension Plan), and the attained age necessary to be eligible for a pre-retirement death benefit. Benefits will be paid in the form of an annuity selected by the participant. The Compensation Committee designated 17 executives of the Company and its subsidiaries, including each of the NEOs, to participate in the SERP on February 26, 2025.
Potential Payments upon Termination or Change in Control

Treatment of Equity upon Termination of Employment (Non-Change in Control)
Stock Options
The Company's currently outstanding stock options granted prior to 2026 provide that the options may be exercised for a period of time after termination of employment, that varies with the circumstances of the termination, or upon disability or death:

Voluntary Termination*	Involuntary Termination without Cause*	Termination for Cause^	Early Retirement at or after age 55 but before age 60	Retirement at or after age 60 but before age 65	Normal Retirement at or after age 65	Disability	Death
one month after termination of employment or expiration of stated option term, whichever is shorter	three months after termination of employment or expiration of stated option term, whichever is shorter	all outstanding options forfeited upon termination of employment	three years from retirement date or expiration of stated option term, whichever is shorter	five years from retirement date or expiration of stated option term, whichever is shorter	remaining balance of option term, and all options remaining unvested vest in full on retirement date	remaining balance of option term, and all options remaining unvested immediately vest in full	remaining balance of option term or one year from date of death, whichever is longer, and all options remaining unvested at date of death immediately vest in full
* Under Age 55
^ Cause” is defined by the 2018 Plan to have the meaning assigned to such term in the employment, severance or similar agreement, if any, between the participant and the Company or a subsidiary. If there is no such agreement and if the grant agreement does not define that term (as is the case in all awards currently outstanding under such Plans), “cause” means any of the following acts by the plan participant, as determined by the Compensation Committee or the Board: gross neglect of duty, prolonged absence from duty without the consent of the Company, intentionally engaging in any activity in conflict with, or adverse to, the business or other interests of the Company, or willful misconduct, misfeasance or malfeasance of duty which is reasonably determined to be detrimental to the Company.
These stock options awarded to executives age 54 and above on the grant date generally contain provisions requiring the executive to have held the option for one year following the grant date to be able to exercise after termination of employment, except in the case of disability or death.
Performance Shares
The Company’s currently outstanding performance share awards granted prior to 2026 provide that if the executive’s employment terminates during the three-year performance measurement period because of death or disability, the executive is deemed to have earned the target award without the application of any performance multiplier. Such performance share awards provide for the payment of a prorated target level award upon confirmation of attainment of the performance objectives in the case of the executive’s early retirement based upon age at early retirement. These performance share awards for NEOs also contain non-competition, non-solicitation and confidentiality provisions applicable upon the award recipient's separation from employment for any reason for a two-year period from the date of separation or, in the event of termination due to early retirement or normal retirement, during the remaining vesting period prior to the vesting date, whichever is longer.
Restricted Stock Units
The Company's currently outstanding restricted stock unit awards granted prior to 2026 provide that if the executive's employment terminates prior to the vesting date (the third anniversary of the grant date) because of death or disability, the executive's restricted stock units will vest and become non-forfeitable on such date. Such restricted Stock Unit awards provide for the payment of a prorated award in the case of the executive's retirement after the Grantee has attained the age of 60 (33.33% of the restricted stock units vesting upon retirement after the
    60                 GL 2026 Proxy Statement

first anniversary of the grant date and 66.67% of the restricted stock units vesting upon retirement after the second anniversary of the grant date). These restricted stock unit awards for NEOs also contain non-competition, non-solicitation and confidentiality provisions applicable upon the executive's separation from employment for any reason for a two-year period from the date of separation.

Treatment of Equity upon Termination of Employment (Change in Control)
The 2018 Plan provides that: (1) in case of a change in control where the new controlling person does not assume or equitably substitute stock options, performance shares, or restricted stock units, all outstanding options become fully exercisable, 100% of the target awards of performance shares are deemed earned and are paid out on a pro-rata basis based upon the length of time within the performance period prior to the change in control, and restricted stock units will vest and become non-forfeitable; and (2) in the case of a change in control where the new controlling person assumes or equitably substitutes stock options, performance shares, or restricted stock units, if a participant’s employment is terminated without cause or the participant terminates for good reason within two years (three years in the case of restricted stock units) after the effective date of the change in control, all outstanding options are fully exercisable, 100% of the target awards of performance shares are deemed earned and are paid out on a pro-rata basis based upon the length of time within the performance period prior to the date of termination, and restricted stock units will vest and become non-forfeitable.
For purposes of the 2018 Plan, a “change in control” generally consists of any one of the following events:
(i)An acquisition of 25% or more of the Company’s voting securities, but not including: an acquisition by a person who on the plan’s effective date (April 26, 2018 for the 2018 Plan) was the beneficial owner of 25% or more the Company’s voting securities; an acquisition of securities by or from the Company; an acquisition of securities by a Company employee benefit plan; or an acquisition of securities by a successor corporation pursuant to a transaction which complies with the exception to clause (iii) below.
(ii)Individuals serving on the Company’s Board on the effective date of the 2018 Plan cease to constitute a majority of the Board (with an exception for individuals whose election or nomination was approved by a majority of the then incumbent board, outside the context of an election contest).
(iii)A reorganization, merger or consolidation of the Company, or a sale of all or substantially all of the Company’s assets, unless, following any such transaction: all or substantially all of the Company’s shareholders prior to the transaction own more than 50% of the voting stock of the Company or its successor in substantially the same proportions as their ownership of the Company’s voting stock prior to the transaction; no person (excluding any successor corporation or any employee benefit plan of the Company or a successor corporation) acquires 25% or more of the voting securities of the Company or its successor as a result of the transaction, except to the extent that such ownership existed prior to the transaction; and a majority of the members of the Board of the Company or its successor following the transaction were members of the Company’s Board prior to the transaction.
(iv)The Company’s shareholders approve a complete liquidation or dissolution of the Company.
Assuming that the change in control occurred on December 31, 2025, the NEOs would have the following intrinsic option values and values for their unissued performance shares and restricted stock units awarded under the 2018 Plan:

Name	Stock Options ($)	Unissued Performance Shares ($)	Restricted Stock Units ($)
Frank M. Svoboda	11,003,200	8,510,778	1,479,624
J. Matthew Darden	8,881,450	8,510,778	1,479,624
Thomas P. Kalmbach	3,694,444	3,128,524	863,113
Michael C. Majors	4,863,324	2,622,727	554,372
R. Brian Mitchell	1,728,326	2,538,545	536,823
Robert E. Hensley	1,915,408	2,482,690	851,490

    61                 GL 2026 Proxy Statement

Retirement Life Insurance Agreements
The Company provides a life insurance benefit to certain of the NEOs during their respective lifetimes, effective upon the later of the executive's 65th birthday or retirement date, with coverage equal to a designated percentage (ranging from 65% at age 55 to 100% at age 62 or over) of an amount equal to two times the executive’s salary and annual incentive earned in the executive's final year of employment prior to retirement, less $5,000; provided, however, that the insurance benefit will in no case exceed $495,000.
Based upon a hypothetical retirement date of December 31, 2025, Messrs. Majors and Mitchell would each have $495,000 in life insurance coverage under his Retirement Life Insurance Agreement. Each such individual would be issued an insurance policy by a Company subsidiary with a face amount equal to his insurance coverage. Messrs. Darden, Svoboda, Kalmbach and Hensley are not covered by a Retirement Life Insurance Agreement.

Supplemental Executive Retirement Plan
No benefits will be paid under the Supplemental Executive Retirement Plan (SERP) upon retirement unless the participant is 55 years old and has at least ten years of service with the Company or its subsidiaries (60 years old and at least seven years of service, in the case of Mr. Hensley). However, for employees becoming participants on or after November 1, 2020, the Compensation Committee may on a case-by-case basis, at its discretion and upon the written request of the Co-CEOs, establish the early retirement reduction factors, the minimum age for benefit eligibility, the number of full or partial years for Vesting Service (as defined in the Pension Plan), and the attained age necessary to be eligible for a pre-retirement death benefit. Assuming the NEOs retired on December 31, 2025, Messrs. Svoboda, Majors and Mitchell would be entitled to receive benefits under the terms of the SERP since they were at least age 55 and had at least ten years of service with the Company or its subsidiaries on that date, but Messrs. Darden, Kalmbach and Hensley would not be eligible to receive SERP benefits. The annual benefits payable as of December 31, 2025 for the NEOs listed below are as follows:

Name	SERP Benefits as of December 31, 2025 ($)
Frank M. Svoboda	412,265
Michael C. Majors	328,242
R. Brian Mitchell	326,693

Death Benefit Only Plan
A Death Benefit Only Plan benefit is applicable for each NEO who is a plan participant. Under the terms of the plan, the NEO’s beneficiary will receive two times the NEO’s base salary, up to a maximum benefit of $500,000, if the NEO is an active employee of the Company at the time of death.
    62                 GL 2026 Proxy Statement

Cash Severance and Benefits Payable upon Termination of Employment
A summary of the cash severance and benefits payable to the Co-CEOs and other NEOs is provided below:

Payments/ Benefits Payable	Termination for Cause or Voluntary Resignation	Termination Without Cause or Resignation with Good Reason	Disability	Death	Retirement	Termination in Connection with a Change in Control*
Severance[1]		Co-CEOs & Other NEOs				Co-CEOs & Other NEOs
Prorated Annual Incentive[2]		Co-CEOs & Other NEOs	Co-CEOs & Other NEOs	Co-CEOs & Other NEOs	Co-CEOs & Other NEOs	Co-CEOs & Other NEOs
Health Plan Benefit Continuation[3]		Co-CEOs & Other NEOs				Co-CEOs & Other NEOs
Outplacement Services[4]		Co-CEOs & Other NEOs				Co-CEOs & Other NEOs
DB Plan Additional Age/Service Crediting[5]		Co-CEOs & Other NEOs	Co-CEOs & Other NEOs			Co-CEOs & Other NEOs
Retirement Life Insurance[6]				Limited NEOs
Death Benefit Only Plan Benefit[7]				Co-CEOs & Other NEOs
* In the event of a qualifying termination within the two-year period immediately following the occurrence of a change in control
1 Cash Severance Payable for Termination without Cause or Resignation for Good Reason (Non-Change in Control) is as follows:
•Co-CEOs: 2x Base + Target Bonus
•All Other NEOs: 1.5x Base + Target Bonus
Cash Severance Payable for Termination in Connection with a Change in Control is as follows:
•Co-CEOs and All Other NEOs: 2x Base + Target Bonus
2 Prorated Annual Incentive Treatment is as follows:
•Termination Without Cause or Resignation with Good Reason and Termination in Connection with a Change in Control, the annual incentive is prorated through the date of termination based on the executive's target annual incentive opportunity.
•For Disability, Death and Retirement, the annual incentive is prorated through the date of termination based on the actual annual incentive that would have been earned based on performance as defined under the plan.
3 Health Plan Benefits Continuation for Termination without Cause or Resignation for Good Reason (Non-Change in Control) is as follows:
•Co-CEOs and All Other NEOs: 12 months of COBRA or cash equivalent
Health Plan Benefits Continuation for Termination in Connection with a Change in Control is as follows:
•Co-CEOs and All Other NEOs: 24 months of COBRA or cash equivalent
4 For all termination scenarios where Co-CEOs and NEOs are eligible for outplacement services, the outplacement benefit is up to 12 months, with a maximum value of $25,000.
5 Under the SERP, Defined Benefit (DB) Plan Additional Age and Service Crediting for Termination without Cause or Resignation for Good Reason (Non-Change in Control) is as follows:
•Extend service credit to the next birthday following date of termination
Under the SERP, DB Plan Additional Age and Service Crediting for Termination in Connection with a Change in Control is as follows:
•Co-CEOs and All Other NEOs: 24 months of age and service credit
6 Messrs. Majors and Mitchell have Retirement Life Insurance Agreements payable on the participating executive's death, with insurance benefits not to exceed $495,000.
7 Under the terms of a Death Benefit Only Plan, in the event of an NEO's death while still employed by the Company, a one-time death benefit equal to two times such NEO's base salary, up to a maximum of $500,000, will be paid to the beneficiary.

Termination Payments
Termination payments are provided to NEOs as outlined in the table below and vary with the circumstances under which the termination occurs. In the event of termination as a result of death, payments will be made to the named executive officer's beneficiary. The assumptions used in making the calculations are as follows:
(i)    the triggering event (termination of employment, retirement, or change in control) occurred on December 31, 2025;
(ii)    the per share price of Company stock is $139.86, which was the closing price of the stock on December 31, 2025;
(iii)    the ages of the NEOs as of December 31, 2025 were Frank M. Svoboda (age 64), J. Matthew Darden (age 54); Thomas P. Kalmbach (age 61); Michael C. Majors (age 63); R. Brian Mitchell (age 62); and Robert E. Hensley (age 58); and
(iv)    the NEOs’ salaries and non-equity incentive plan compensation are as reflected in the Summary Compensation Table.

    63                 GL 2026 Proxy Statement

Name	Payments/ Benefits Payable	Voluntary Termination ($)	Involuntary Termination Without Cause ($)	Early Retirement ($)	Retirement at or after Age 60 ($)	Normal Retirement ($)	Disability ($)	Death ($)	Termination in Connection with a CIC ($)
Svoboda	Stock Options				11,003,200		11,003,200	11,003,200	11,003,200
	Performance Shares				6,808,622		8,510,778	8,510,778	8,510,778
	Restricted Stock Units				477,388		1,479,624	1,479,624	1,479,624
	Severance		4,860,000						4,860,000
	Prorated Annual Incentive		1,530,000	1,724,310	1,724,310	1,724,310	1,724,310	1,724,310	1,530,000
	Health Plan Benefit Continuation		7,992						7,992
	Outplacement Services		25,000						25,000
	DB Plan Additional Age/Service Crediting		424,369						412,265
	Retirement Life Insurance
	Death Benefit Only Plan Benefit							500,000
	TOTAL	0	6,847,361	1,724,310	20,013,520	1,724,310	22,717,912	23,217,912	27,828,859
Darden	Stock Options	6,823,663	7,841,535				8,881,450	8,881,450	8,881,450
	Performance Shares						8,510,778	8,510,778	8,510,778
	Restricted Stock Units						1,479,624	1,479,624	1,479,624
	Severance		4,860,000						4,860,000
	Prorated Annual Incentive		1,530,000	1,724,310	1,724,310	1,724,310	1,724,310	1,724,310	1,530,000
	Health Plan Benefit Continuation		12,804						12,804
	Outplacement Services		25,000						25,000
	DB Plan Additional Age/Service Crediting		107,997						107,997
	Retirement Life Insurance
	Death Benefit Only Plan Benefit							500,000
	TOTAL	6,823,663	14,377,336	1,724,310	1,724,310	1,724,310	20,596,162	21,096,162	25,407,653
Kalmbach	Stock Options				3,694,444		3,694,444	3,694,444	3,694,444
	Performance Shares				625,705		3,128,524	3,128,524	3,128,524
	Restricted Stock Units				268,524		863,113	863,113	863,113
	Severance		1,849,500						2,466,000
	Prorated Annual Incentive		548,000	645,000	645,000	645,000	645,000	645,000	548,000
	Health Plan Benefit Continuation		7,992						7,992
	Outplacement Services		25,000						25,000
	DB Plan Additional Age/Service Crediting								110,581
	Retirement Life Insurance
	Death Benefit Only Plan Benefit							500,000
	TOTAL	0	2,430,492	645,000	5,233,673	645,000	8,331,081	8,831,081	10,843,654
    64                 GL 2026 Proxy Statement

Name	Payment	Voluntary Termination ($)	Involuntary Termination Without Cause ($)	Early Retirement ($)	Retirement at or after Age 60 ($)	Normal Retirement ($)	Disability ($)	Death ($)	Termination in Connection with a CIC
Majors	Stock Options				4,863,324		4,863,324	4,863,324	4,863,324
	Performance Shares				1,573,636		2,622,727	2,622,727	2,622,727
	Restricted Stock Units				179,953		554,372	554,372	554,372
	Severance		1,324,125						1,765,500
	Prorated Annual Incentive		347,750	400,000	400,000	400,000	400,000	400,000	347,750
	Health Plan Benefit Continuation		12,804						12,804
	Outplacement Services		25,000						25,000
	DB Plan Additional Age/Service Crediting		338,961						328,242
	Retirement Life Insurance							495,000
	Death Benefit Only Plan Benefit							500,000
	TOTAL	0	2,048,640	400,000	7,016,913	400,000	8,440,423	9,435,423	10,519,719
Mitchell	Stock Options				1,728,326		1,728,326	1,728,326	1,728,326
	Performance Shares				1,015,418		2,538,545	2,538,545	2,538,545
	Restricted Stock Units				179,021		536,823	536,823	536,823
	Severance		1,381,050						1,841,400
	Prorated Annual Incentive		362,700	425,000	425,000	425,000	425,000	425,000	362,700
	Health Plan Benefit Continuation		12,312						12,312
	Outplacement Services		25,000						25,000
	DB Plan Additional Age/Service Crediting		337,432						326,693
	Retirement Life Insurance							495,000
	Death Benefit Only Plan Benefit							500,000
	TOTAL	0	2,118,494	425,000	3,347,765	425,000	5,228,694	6,223,694	7,371,799
Hensley	Stock Options			1,915,408			1,915,408	1,915,408	1,915,408
	Performance Shares						2,482,690	2,482,690	2,482,690
	Restricted Stock Units						851,490	851,490	851,490
	Severance		1,373,625						1,831,500
	Prorated Annual Incentive		360,750	435,000	435,000	435,000	435,000	435,000	360,750
	Health Plan Benefit Continuation		12,312						12,312
	Outplacement Services		25,000						25,000
	DB Plan Additional Age/Service Crediting								54,398
	Retirement Life Insurance
	Death Benefit Only Plan Benefit							500,000
	TOTAL	0	1,771,687	2,350,408	435,000	435,000	5,684,588	6,184,588	7,533,548
    65                 GL 2026 Proxy Statement

Pay Versus Performance
The following information is intended to show the relationship between the executive compensation actually paid by our Company and our financial performance.

Year	Summary Compensation Table Total for PEO-1[1] ($)	Summary Compensation Table Total for PEO-2[1] ($)	Compensation Actually Paid to PEO-1[2] ($)	Compensation Actually Paid to PEO-2[2] ($)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers[2,3] ($)	Average Compensation Actually Paid to Non-PEO Named Executive Officers[2,3] ($)	Value of Initial Fixed $100 Investment Based On:		Net Income (in 000s) ($)[6]	Operating EPS ($)[6]
							Total Shareholder Return ($)[4]	Peer Group Total Shareholder Return ($)[4,5]
2025	9,453,935	9,065,864	15,976,152	15,988,820	3,630,692	5,574,310	154	201	1,161,238	14.52
2024	8,727,298	8,459,166	8,325,936	8,130,606	3,137,068	2,871,391	121	190	1,070,762	12.37
2023	7,206,071	6,860,896	5,959,091	6,043,409	2,860,823	2,177,294	131	158	970,755	10.65
2022	8,905,419	8,871,217	19,165,333	19,247,538	3,081,295	6,745,194	129	151	894,386	9.71
2021	8,353,754	8,323,666	6,084,819	6,060,050	2,906,877	2,237,094	100	137	1,031,114	9.63
1 Amounts shown are reported in the Summary Compensation Table (SCT) for the Principal Executive Officers (PEOs), Frank M. Svoboda (PEO-1) and J. Matthew Darden (PEO-2). Effective January 1, 2023, Messrs. Svoboda and Darden succeeded Gary L. Coleman and Larry M. Hutchinson as the Company's Co-CEOs and were designated as the PEOs for 2023 to 2025. Messrs. Coleman and Hutchison were included as PEO-1 and PEO-2 for the years 2021 through 2022.
2 Amounts shown represent compensation actually paid (CAP) and include adjustments for changes in the fair value of performance share awards, stock option awards and restricted stock unit awards, as well as adjustments for the aggregate change in the actuarial present value of accumulated benefits and actuarially-determined service costs for services rendered under all defined benefit and actuarial pension plans reported in the SCT for Messrs. Svoboda (PEO-1) and Darden (PEO-2) for 2023 to 2025; for Messrs. Coleman (PEO-1) and Hutchinson (PEO-2) for 2021 to 2022; and for the average of the Non-PEO Named Executive Officers (NEOs): Thomas P. Kalmbach, Michael C. Majors, R. Brian Mitchell, and Robert E. Hensley for 2023 to 2025; Messrs. Svoboda, Darden, Majors, and Steven K. Greer for 2021 and 2022. To calculate CAP, the following amounts were deducted or added to the SCT Total in the tables below for PEO-1 and PEO-2.
3 Amounts shown represent the total average reported in the Summary Compensation Table for the Non-PEO NEOs. The Company’s Non-PEO NEOs for 2023 to 2025 were Thomas P. Kalmbach, Michael C. Majors, R. Brian Mitchell, and Robert E. Hensley. For 2021 and 2022, the Non-PEO NEOs were Messrs. Svoboda, Darden, Majors, and Steven K. Greer.
4 Calculated based on $100 invested as of market close on December 31, 2020, including the reinvestment of dividends, for each fiscal year.
5 The Company’s peer group consists of the Standard & Poor’s (S&P) Life and Health Insurance Index and is set forth in Part II, Item 5 of the Form 10-K for the fiscal year ended December 31, 2025.
6 As a result of the adoption of ASU 2018-12, Financial Services - Insurance (Topic 944): Targeted Improvements to the Accounting for Long-Duration Contracts, net income and operating EPS for 2021 and 2022 have been retrospectively adjusted as of January 1, 2021. Refer to APPENDIX A – Non-GAAP Reconciliation for definitions of non-GAAP measures utilized herein. The Company implemented the standard on January 1, 2023. Refer to the 2023 Form 10-K for additional information.

PEO-1
Year	SCT Total ($)	Equity Award-related Additions (Deductions) to CAP			Pension-related Additions (Deductions) to CAP		CAP ($)
		Adjustment for the Fair Value of Equity Awards as of Year-End ($)	Adjustment for the Change in the Fair Value of the Prior Years' Awards, Unvested as of Year-End ($)	Adjustment for the Change in the Fair Value of the Prior Years' Awards that Vested during the Year ($)	Adjustment for the Aggregate Change in the Present Value of the Accumulated Benefit under the Pension Plans ($)	Adjustment for the Service Cost ($)
2025	9,453,935	478,671	5,194,550	1,412,336	(728,437)	165,097	15,976,152
2024	8,727,298	(1,235,456)	199,498	821,419	(368,244)	181,421	8,325,936
2023	7,206,071	504	(487,847)	(216,287)	(733,218)	189,868	5,959,091
2022	8,905,419	3,119,560	6,499,470	692,092		(51,208)	19,165,333
2021	8,353,754	(321,200)	(1,700,782)	(309,130)		62,177	6,084,819

PEO-2
Year	SCT Total ($)	Equity Award-related Additions (Deductions) to CAP			Pension-related Additions (Deductions) to CAP		CAP ($)
		Adjustment for the Fair Value of Equity Awards as of Year-End ($)	Adjustment for the Change in the Fair Value of the Prior Years' Awards, Unvested as of Year-End ($)	Adjustment for the Change in the Fair Value of the Prior Years' Awards that Vested during the Year ($)	Adjustment for the Aggregate Change in the Present Value of the Accumulated Benefit under the Pension Plans ($)	Adjustment for the Service Cost ($)
2025	9,065,864	478,671	5,194,550	1,412,336	(331,208)	168,607	15,988,820
2024	8,459,166	(1,235,456)	199,498	681,413	(138,054)	164,039	8,130,606
2023	6,860,896	504	(433,019)	(153,923)	(399,676)	168,627	6,043,409
2022	8,871,217	3,119,560	6,499,470	692,092		65,199	19,247,538
2021	8,323,666	(321,200)	(1,700,782)	(309,130)		67,496	6,060,050
    66                 GL 2026 Proxy Statement

Average Non-PEO NEOs
Year	SCT Total ($)	Equity Award-related Additions (Deductions) to CAP			Pension-related Additions (Deductions) to CAP		CAP ($)
		Adjustment for the Fair Value of Equity Awards as of Year-End ($)	Adjustment for the Change in the Fair Value of the Prior Years' Awards, Unvested as of Year-End ($)	Adjustment for the Change in the Fair Value of the Prior Years' Awards that Vested during the Year ($)	Adjustment for the Aggregate Change in the Present Value of the Accumulated Benefit under the Pension Plans ($)	Adjustment for the Service Cost ($)
2025	3,630,692	151,413	1,622,100	715,037	(691,111)	146,179	5,574,310
2024	3,137,068	(387,301)	40,932	352,764	(398,616)	126,544	2,871,391
2023	2,860,823	889	(241,319)	(90,722)	(445,400)	93,023	2,177,294
2022	3,081,295	1,102,060	2,083,150	242,997		235,692	6,745,194
2021	2,906,877	(98,330)	(420,168)	(103,374)	(289,742)	241,831	2,237,094
The charts below reflect the compensation actually paid (CAP) for each of the Company’s PEOs and the average CAP for the Non-PEO NEOs, respectively, and their relation to the Company’s Total Shareholder Return (TSR) over the referenced years, along with the Company’s TSR versus our peer group’s TSR.
    67                 GL 2026 Proxy Statement

In summary, the Company’s compensation actually paid (CAP) fluctuates generally with its performance in several key metrics, notably TSR. This is primarily a result of the equity-based portion of the individuals’ compensation being dependent on share price. As such, we would generally expect CAP to vary with changes in share price.
From 2024 to 2025, the increase in CAP was largely due to increasing fair value of equity awards for the period in addition to performance metrics that were achieved at or above target resulting in a higher payout factor. CAP increased primarily as a result of an increase in the fair value of equity-based awards granted in prior years but unvested in the current year, in addition to fair value of equity-based awards granted in prior years but vested in current year. In 2025, the Company's TSR increased to $154, reflecting a meaningful improvement compared to $121 in 2024, and exceeded the Company's TSR in each of the prior two years. This increase in TSR was accompanied by continued improvement in the Company's core operating results, including net income of approximately $1.16 billion and operating earnings per share of $14.52, both of which represents the highest levels achieved over the periods presented. As a result, CAP increased in 2025, reflecting the combined impact of higher share price performance and strong underlying financial results.
The increase in CAP for 2025 was driven primarily by an increase in the fair value of equity awards, including (i) equity awards granted in prior years that vested during 2025 and (ii) changes in the fair value of unvested awards outstanding at year-end. These valuation impacts were amplified by the improvement in the Company's share price during 2025, consistent with the design of the Company's long-term incentive program, which places a significant emphasis on stock-based compensation to align executive pay outcomes with shareholder value creation.
Compared to 2024, when TSR declined and CAP generally tracked compensation reported in the SCT, the 2025 increase in CAP reflects the restoration of TSR momentum and the resulting positive impact on equity-based compensation valuations. While CAP increased more significantly than year-over-year changes in net income or operating EPS, this outcome is consistent with the methodology prescribed under SEC rules, which require changes in the fair value of equity awards to be reflected in CAP regardless of the year in which such awards were originally granted.
Overall, the company believes the 2025 CAP outcomes demonstrate strong alignment between executive compensation and Company performance, as measured by TSR, net income and operating EPS. The Compensation Committee views theses results as consistent with the Company's pay-for-performance philosophy and reflective of sustained financial execution and shareholder value creation during 2025.
The charts below reflect CAP for each of the Company's PEOs and the average CAP for the non-PEO NEOs, respectively, and their relation to net income as well as the Company’s selected measure, operating EPS. Refer to APPENDIX A – Non-GAAP Reconciliation for definitions of non-GAAP measures utilized herein.

CAP versus Net Income
(Dollar amounts in thousands)
$30,000
$20,000
$10,000
$0
Compensation Actually Paid
$1,500,000
$1,200,000
$900,000
$600,000
$300,000
$0
Net Income
$1,031,114
$894,386
$970,755
$1,070,762
$1,161,238
2021
2022
2023
2024
2025
CAP to PEO-1
CAP to PEO-2
Average CAP to Non-PEO NEOs
Net Income

    68                 GL 2026 Proxy Statement

CAP versus Operating EPS
(Dollar amounts in thousands, except per share data)
$30,000
$20,000
$10,000
$0
Compensation Actually Paid
$20
$15
$10
$5
$0
Operating EPS
$9.63
$9.71
$10.65
$12.37
$14.52
2021
2022
2023
2024
2025
CAP to PEO-1
CAP to PEO-2
Average CAP to Non-PEO NEOs
Operating EPS

In 2021 and 2022, as a result of the adoption of ASU 2018-12, Financial Services - Insurance (Topic 944): Targeted Improvements to the Accounting for LDTI, net income and operating EPS have been retrospectively restated, thus affecting the comparability of prior periods. Additional information regarding the impacts of the adoption is contained in the Company's Form 10-K. Using restated figures, CAP as a percent of the SCT total increased significantly in 2021 and 2022, when compared to 2020, which is in-line with the increases seen in net income and operating EPS over these periods. In 2023 and 2024, CAP remained in-line with the total compensation presented on the SCT, despite the increased operating EPS and net income in both 2023 and 2024, since CAP is more impacted by changes in share price. In 2023, the share price remained relatively unchanged and in 2024, we saw an increase in share price at grant date.
The six items listed below represent the most important non-GAAP financial measures utilized to link the executive compensation actually paid (to all of its NEOs) to Company performance during the most recently completed fiscal year. Our reasoning for these measures is further discussed in the Compensation Philosophy sub-section of the Compensation Discussion and Analysis section of this Proxy Statement. Refer to APPENDIX A – Non-GAAP Reconciliation for definitions of non-GAAP measures utilized herein.

Book Value Per Share, excluding AOCI*
Total Premium
First-Year Collected Premium^
Net Operating Income ROE
Underwriting income
Operating EPS

* For purposes of determining the total performance shares awarded for a given year, the figure is adjusted to include accumulated dividends per share paid over the performance period.
^ Exclusive distribution channels only

    69                 GL 2026 Proxy Statement

CEO Pay Ratio
The Pay Ratio Disclosure Rule, codified in Item 402(u) of Regulation S-K and adopted pursuant to Section 953(b) of the Dodd-Frank Act, requires the Company to calculate and disclose the ratio of the annual total compensation of its CEO to the median of the annual total compensation of its employees. For 2025, our last completed fiscal year:
•The annual total compensation of the Company's Co-CEO5 was $9,468,963, consisting of the total compensation reported for him in the Summary Compensation Table included in this Proxy Statement plus non-cash compensation in the form of Company-paid healthcare benefits; and
•The median of the annual total compensation of all employees of the Company (other than the Co-CEOs) was $62,339.
Based on this information, for 2025, the ratio of the annual total compensation of the Company's Co-CEO to the median of the annual total compensation of all employees was 152 to 1.6 The Company believes, however, that since companies may employ different methodologies and assumptions to determine such a ratio, this pay ratio should not be relied upon for comparison purposes with the Company's peers.
For 2025, for purposes of our pay ratio calculation, we used the same median employee (a U.S. resident full-time employee) as identified for 2023 and 2024. This approach was deemed appropriate because there were no changes in our employee population or employee compensation arrangements that we believed would significantly impact our pay ratio disclosure. Additional information regarding the methodology used by the Company to identify its employee population and the "median employee" for 2023 (which is the same methodology relied upon for 2024 and 2025, given that the median employee did not change) may be found in the "CEO Pay Ratio" section of the Company's Proxy Statement filed on March 18, 2024, available on the Company's website at https://investors.globelifeinsurance.com under Annual Reports, 10-K, and Proxy Statements.

Calculation of Annual Total Compensation and CEO Pay Ratio
•To determine the annual total compensation of the Company's Co-CEO, we used the total compensation amount ($9,453,935) reflected in the 2025 Summary Compensation Table included in this Proxy Statement, then added non-cash compensation consisting of Company-paid healthcare benefits.7
•We then combined all of the elements of the median employee’s compensation for 2025, in accordance with requirements of Item 402(c)(2)(x) of Regulation S-K, and added non-cash compensation consisting of Company-paid healthcare benefits,8 in order to arrive at the “median employee’s” annual total compensation amount ($62,339).
•Finally, we calculated the ratio of the annual total compensation paid to the Company's Co-CEO to that of the median employee (CEO pay ratio) based upon these results. The resulting ratio is a reasonable estimate calculated in a manner consistent with 402(u) of Regulation S-K.
5 Because the Company operated with Co-CEOs during 2025, the annual total compensation of Co-CEO Frank M. Svoboda (referenced herein as "the Company's Co-CEO"), which was higher than that of Co-CEO J. Matthew Darden, was utilized for purposes of calculating the CEO pay ratio.

6 Using the annual total compensation of Mr. Darden, the other Co-CEO, for calculation purposes would have resulted in a ratio of 146 to 1.
7 Company-paid healthcare benefits, totaling $15,028, were included in the calculation of the annual total compensation of the Company's Co-CEO for 2025.

8 Company-paid healthcare benefits, totaling $6,890, were included in the calculation of the median employee's annual total compensation for 2025.

    70                 GL 2026 Proxy Statement

DIRECTOR COMPENSATION PHILOSOPHY
The Company seeks to compensate its non-employee directors by paying market-based compensation designed to attract the desired caliber of directors to the Board and to align those directors’ interests with shareholders' interests, focusing on results and the long-term by emphasizing equity compensation in the form of restricted stock, restricted stock units, and stock options.
PAYMENTS TO DIRECTORS
In 2025, standard compensation for non-employee directors of the Company was as follows:

Payments to Directors	Amount	Form
Annual Retainer for Board Service	$280,000	$100,000 Cash[1] $180,000 Equity[2]
Independent Lead Director	$45,000	Cash
Chair, Audit Committee	$35,000	Cash
Chair, Compensation Committee	$25,000	Cash
Chair, Governance and Nominating Committee	$20,000	Cash
Member, Audit Committee[3]	$12,500	Cash
1 Directors were paid the cash component of their annual retainer in quarterly installments unless a timely election was made under the non-employee director sub-plan of the 2018 Plan to receive an equivalent amount of market value stock options, restricted stock or RSUs or to defer the cash to an interest-bearing account under the terms of that plan.
2 Directors were paid the equity component of their annual retainer either in the form of market value stock options, restricted stock or RSUs, based on the director’s timely election, with the equity issued on the first NYSE trading day of the calendar year, valued at the NYSE market closing price of Company common stock on such date. In the absence of a timely election, the non-employee director would have received his or her annual equity compensation in the form of $180,000 of market value stock options.
3 Excluding the Audit Committee Chair
Newly-elected non-employee directors receive cash compensation and equity compensation which has been prorated for the period of their service during the year.
Directors do not receive meeting fees or fees for the execution of written consents in lieu of Board or Board Committee meetings. They receive reimbursement for their travel and lodging expenses. Directors who are employees of the Company or one of its subsidiaries receive no compensation for Board service.
Non-employee directors receive very limited perquisites and other personal benefits, which may include holiday gifts and costs associated with spouses’ travel to Board meetings. In 2025, no such director received perquisites or any other personal benefits with an aggregate incremental cost to the Company in excess of $10,000.
Non-employee directors may elect to defer all or a designated portion of their cash-based annual director compensation into an interest-bearing account, pursuant to a timely election made under the Non-Employee Director Compensation Plan, a sub-plan of the 2018 Plan. These accounts bear interest at non-preferential rates set from time to time by the Compensation Committee. The amounts in such accounts are paid to the director in a lump sum or equal monthly installments for up to 120 months, as elected by the director, with payments commencing on the earliest of: (i) December 31 of the fifth year after the year for which the deferral was made; (ii) the first business day of the fourth month after the director’s death; or (iii) the director’s termination as a non-employee director of the Company or any of its subsidiaries for a reason other than death. No non-employee director chose to defer any compensation pursuant to these provisions in 2025.

    71                 GL 2026 Proxy Statement

2025 DIRECTOR COMPENSATION
The table below summarizes the compensation paid by the Company to non-employee directors during the fiscal year ended December 31, 2025.

Name	Fees Earned or Paid in Cash ($)	Stock Awards[1] ($)	Option Awards[2] ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Non- qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Matthew J. Adams[3]	95,000	152,122	0	0	0	0	247,122
Linda L. Addison	145,000	180,033	0	0	0	0	325,033
Marilyn A. Alexander	100,000	180,033	0	0	0	0	280,033
Cheryl D. Alston	125,000	180,033	0	0	0	0	305,033
Mark A. Blinn	100,000	180,033	0	0	0	0	280,033
James P. Brannen	120,000	180,033	0	0	0	0	300,033
Alice S. Cho	112,500	180,033	0	0	0	0	292,533
Philip M. Jacobs[3]	95,000	152,122	0	0	0	0	247,122
Steven P. Johnson[4]	37,500	60,048	0	0	0	0	97,548
David A. Rodriguez	100,000	180,033	0	0	0	0	280,033
Mary E. Thigpen	135,000	180,033	0	0	0	0	315,033
1 The amounts presented in this column are computed in accordance with ASC 718 and represent the grant date fair values for 1,604 shares of restricted stock awarded to each of Mses. Alston, and Thigpen, and Messrs. Blinn and Johnson on January 2, 2025; 1,604 RSUs awarded to each of Mses. Addison, Alexander and Cho, and Messrs. Brannen and Rodriguez on January 2, 2025; 1,183 shares of restricted stock awarded to Mr. Adams on March 3, 2025; and 1,183 RSUs awarded to Mr. Jacobs on March 3, 2025.
2 Aggregate outstanding option awards at fiscal year-end 2025 are as follows: for Ms. Alexander, 5,182 shares and for Ms. Alston, 14,017 shares. For Mses. Addison, Cho and Thigpen, and Messrs. Adams, Blinn, Brannen, Jacobs, Johnson and Rodriguez, 0 shares.
3 Messrs. Adams and Jacobs were appointed to the Board on February 26, 2025.
4 Mr. Johnson retired from the Board on April 24, 2025.
PROPOSAL NUMBER 3
Approval of Globe Life Inc. 2026 Incentive Plan
On February 25, 2026, the Board of Directors of the Company adopted, subject to shareholder approval, the Globe Life Inc. 2026 Incentive Plan (the “2026 Plan”).
A summary of the 2026 Plan is set forth below. This summary is qualified in its entirety by the full text of the Globe Life Inc. 2026 Incentive Plan, which is attached to this Proxy Statement as APPENDIX B – Globe Life Inc. 2026 Incentive Plan.
Background for Request to Approve Additional Shares under 2026 Plan
Outstanding Equity Award Information. The following table sets forth certain information as of March 4, 2026, unless otherwise noted, with respect to the Company’s outstanding equity awards:

Shares subject to outstanding stock options	4,487,313
Weighted-average exercise price of outstanding stock options	$110.40
Weighted-average remaining term of outstanding stock options (in years)	3.25
Shares subject to outstanding full-value stock awards	797,425
Shares available for grant under the Prior Plan	1,589,549
Shares requested for approval under the 2026 Plan*	5,100,000
Shares of common stock outstanding as of the Record Date	78,444,555
* The proposed share reserve under the 2026 Plan is subject to reduction for any awards granted under the Prior Plan after March 4, 2026, and prior to the approval of the 2026 Plan (the "Effective Date") and subject to addition for shares available for awards as of the Effective Date under the Prior Plan that thereafter terminate or expire unexercised, or are cancelled, forfeited or lapse for any reason, all subject to the fungible ratio as defined in the 2026 Plan. Upon shareholder approval of the 2026 Plan, we will not grant any additional awards under the Prior Plan.
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Significant Historical Award Information. Common measures of a stock plan’s cost include burn rate, dilution and overhang. The burn rate, or run rate, refers to how fast a company uses the supply of shares authorized for issuance under its stock plan. Over the last three years, the Company has maintained an average equity run rate of only 0.77% of shares outstanding per year. Dilution measures the degree to which the Company’s shareholders’ ownership has been diluted by stock-based compensation awarded under the Company’s various equity plans and also includes shares that may be awarded under the Company’s various equity plans in the future (“overhang”).
The following table shows how the Company’s key equity metrics have changed over the past three years:

Key Equity Metrics	2025	2024	2023
Equity Run Rate[1]	0.76%	0.82%	0.73%
Overhang[2]	10.09%	12.76%	9.37%
Dilution[3]	6.43%	7.66%	6.88%
[1] Equity run rate is calculated by dividing the number of shares subject to equity awards granted during the year by the weighted-average number of shares outstanding during the year.
[2] Overhang is calculated by dividing (a) the sum of (x) the number of shares subject to equity awards outstanding at the end of the year and (y) the number of shares available for future grants, by (b) the number of shares outstanding at the end of the year.
[3] Dilution is calculated by dividing the number of shares subject to equity awards outstanding at the end of the fiscal year by the number of shares outstanding at the end of the fiscal year. For the purpose of these calculations, shares are counted on the basis of the method utilized in the current plan.

Number of Shares Requested. The Company considered several factors in determining to request 5,100,000 million shares for the 2026 Plan:
• We currently maintain the Globe Life Inc. 2018 Incentive Plan (the “Prior Plan”) under which new equity awards may be granted. As of the record date, March 4, 2026 there were approximately 5,284,738 shares of our common stock subject to outstanding awards under the Prior Plan. As of such date, there were approximately 1,589,549 shares of our common stock reserved and available for future awards under the Prior Plan. If our shareholders approve the 2026 Plan, all future equity awards will be made from the 2026 Plan, and we will not grant any additional awards under the Prior Plan.
•Assuming shareholder approval of the 2026 Plan, 5,100,000 shares will be available for future grant, less one (1) share for every one (1) share of Common Stock subject to an award granted under the Prior Plans after March 4, 2026 plus a number of additional shares available for awards as of the Effective Date under the Prior Plan that thereafter terminate or expire unexercised, or are cancelled, forfeited or lapse for any reason. The Company expects this amount to last for approximately four years of awards based on average share usage over the past three years. While the Company believes this provides a reasonable estimate of how long such a share reserve would last, there are a number of factors that could impact the Company’s future equity share usage.
• The total overhang resulting from the share request, including awards outstanding under all of the Company’s equity plans, represents approximately 13.2% of the shares outstanding as of the Record Date.
Fungible Share Counting. The Company considered the dilutive effect of the different awards that could be granted under the 2026 Plan. The counting mechanism included in the 2026 Plan reflects the relative potential economic dilution of each award type. This approach utilizes a true “fungible” count between award types.
Summary of the 2026 Plan
Purpose. The purpose of the 2026 Plan is to promote the Company’s success and enhance the value of the Company by linking the personal interests of the Company’s employees, officers, directors and consultants to those of its shareholders, and by providing participants with an incentive for outstanding performance. The 2026 Plan is also intended to enhance the Company’s ability to motivate, attract, and retain the services of employees, officers, directors and consultants upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent.
Administration. The 2026 Plan will be administered by the Compensation Committee. The Compensation Committee will have the authority to:
• designate participants;
• grant awards;
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• determine the type or types of awards to be granted to each participant and the number, terms and conditions thereof;
• establish, adopt or revise any rules and regulations as it may deem advisable to administer the 2026 Plan; and
• make all other decisions and determinations that may be required under the 2026 Plan.
The full Board may at any time elect instead to administer the 2026 Plan. If it does so, it will have all the powers of the Compensation Committee under the 2026 Plan.
Eligibility. The 2026 Plan permits the grant of incentive awards to employees, officers, directors, and consultants of the Company and its affiliates as selected by the Compensation Committee. As of March 4, 2026, the number of eligible participants was approximately 250. The number of eligible participants may increase over time based upon our future growth.
Awards to Non-Employee Directors. Awards granted under the 2026 Plan to our non-employee directors will be made only in accordance with the terms, conditions and parameters of a plan, program or policy for the compensation of non-employee directors as in effect from time to time. The Compensation Committee may not make discretionary grants under the 2026 Plan to non-employee directors.
Permissible Awards. The 2026 Plan authorizes the granting of awards in any of the following forms:
• options to purchase shares of our common stock, which may be nonstatutory stock options or incentive stock options under the Internal Revenue Code of 1986, as amended, which we refer to as the “Code”;
• stock appreciation rights (SARs), which give the holder the right to receive the difference (payable in cash or stock, as specified in the award agreement) between the fair market value per share of common stock on the date of exercise over the base price of the award;
• restricted stock, which is subject to restrictions on transferability and subject to forfeiture on terms set by the Compensation Committee;
• restricted units, which represent the right to receive shares of our common stock (or an equivalent value in cash or other property, as specified in the award agreement) in the future, based upon the attainment of stated vesting or performance criteria;
• performance awards which are awards payable in cash or stock upon the attainment of specified performance goals (any award that may be granted under the 2026 Plan may be granted in the form of a performance award);
• dividend equivalents, which entitle the holder of a full-value award to cash payments (or an equivalent value payable in stock or other property) equal to any dividends paid on the shares of stock underlying the full-value award; and
• other stock-based awards in the discretion of the Compensation Committee, including unrestricted stock grants.
Shares Available for Awards. Subject to adjustment as provided in the 2026 Plan, the aggregate number of shares of our common stock reserved and available for issuance pursuant to awards granted under the 2026 Plan is 5,100,000, less one (1) share of Common Stock subject to an award granted under the Prior Plans after March 4, 2026 plus a number of additional shares available for awards as of the Effective Date under the Prior Plan that thereafter terminate or expire unexercised, or are cancelled, forfeited or lapse for any reason.
Share Counting. Awards of options and SARs count against the number of shares remaining available for issuance under the 2026 Plan as one (1) share for each share covered by such awards. Full-value awards count against the number of shares remaining available for issuance under the 2026 Plan as 2.33 shares for each share covered by such awards.
• The full number of shares subject to an option or SAR shall count against the number of shares remaining available for issuance under the 2026 Plan, even if fewer shares are actually delivered to a participant as a result of a net settlement or withholding of shares to satisfy the exercise price or tax.
• Shares withheld from an award to satisfy tax withholding requirements shall count against the number of shares remaining available for issuance under the 2026 Plan, and shares delivered by a participant to satisfy tax withholding requirements shall not be added to the 2026 Plan share reserve.
• To the extent that an award is canceled, terminates, expires, is forfeited or lapses for any reason, any unissued or forfeited shares subject to the award will be added back to the plan share reserve and again be available for issuance pursuant to awards granted under the 2026 Plan.
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• To the extent that the full number of shares subject to a full-value award is not issued for any reason, including by reason of failure to achieve maximum performance goals, the unissued shares originally subject to the award will be added back to the plan share reserve and again be available for issuance under the 2026 Plan.
Limitations on Individual Awards to Non-Employee Directors. The maximum dollar amount of awards that may be granted under the 2026 Plan to any non-employee director within a single calendar year is $750,000.
Minimum Vesting Requirements. Notwithstanding any other provision of the Plan to the contrary, Awards granted under the Plan (other than cash-based awards) shall vest no earlier than the first anniversary of the date on which the Award is granted; provided, however, that the following Awards shall not be subject to the foregoing minimum vesting requirement: (i) Substitute Awards, (ii) Shares delivered in lieu of fully-vested cash obligations and (iii) any additional Awards the Committee may grant, up to a maximum of 5% of the available share reserve authorized for issuance under the Plan pursuant to Section 5.1; provided, further, that the foregoing restriction does not apply to the Committee’s discretion to provide for accelerated exercisability or vesting of any Award, including in cases of retirement, death, Disability or a Change of Control, in the terms of the Award Agreement or otherwise.
Performance Goals. The Committee is authorized to grant any award under the Plan with performance-based vesting criteria as determined by the Compensation Committee. The Compensation Committee may establish performance goals for performance awards based on any criteria selected by the Compensation Committee. Such performance goals may be based on Company-wide objectives or objectives that relate to the performance of a participant, an affiliate of the Company, or a division, region, department or function within the Company or an affiliate. The Compensation Committee may provide in any performance award, at the time the performance goals are established, that any evaluation of performance may exclude or otherwise be objectively adjusted for any specified unusual circumstance or event that occurs during a performance period, including by way of example but without limitation the following: (a) litigation or claim judgments or settlements; (b) the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported results; (c) accruals for reorganization and restructuring programs; and (d) foreign exchange gains and losses.
Limitations on Transfer; Beneficiaries. A participant may not assign or transfer an award other than by will or the laws of descent and distribution; provided, however, that the Compensation Committee may permit other transfers (other than transfers for value) where it concludes that such transferability does not result in accelerated taxation, does not cause any option intended to be an incentive stock option to fail to qualify as such, and is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, any state or federal tax or securities laws or regulations applicable to transferable awards. A participant may, in the manner determined by the Compensation Committee, designate a beneficiary to exercise the rights of the participant and to receive any distribution with respect to any award upon the participant’s death.
Treatment of Awards upon a Participant’s Termination of Service. Unless otherwise provided in an award agreement or any special plan document governing an award, upon the termination of a participant’s service due to death or disability:
• all of that participant’s outstanding options and SARs will become fully vested and exercisable;
• all time-based vesting restrictions on that participant’s outstanding awards will lapse as of the date of termination; and
• the payout opportunities attainable under all of that participant’s outstanding performance-based awards shall be determined by the Committee in the Award Agreement.
Treatment of Awards upon a Change in Control. Unless otherwise provided in an award agreement or any special plan document governing an award:
(A) upon the occurrence of a change in control of the Company (as defined in the 2026 Plan) in which awards are not assumed by the surviving entity or otherwise equitably converted or substituted in connection with the change in control in a manner approved by the Committee or the Board:
• all outstanding options and SARs will become fully vested and exercisable;
• all time-based vesting restrictions on outstanding awards will lapse as of the date of termination; and
• the payout opportunities attainable under all outstanding performance-based awards will vest based on target or actual performance (depending on the time during the performance period in which the change in control occurs) and the awards will pay out on a prorata basis, based on the time elapsed prior to the change in control, and
(B) with respect to awards assumed by the surviving entity or otherwise equitably converted or substituted in connection with a change in control, if within two years after the effective date of the change in control, a
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participant’s employment is terminated without Cause or the participant resigns for Good Reason (as such terms are defined in the 2026 Plan), then:
• all of that participant’s outstanding options and SARs will become fully vested and exercisable;
• all time-based vesting restrictions on that participant’s outstanding awards will lapse as of the date of termination; and
• the payout opportunities attainable under all of that participant’s outstanding performance-based awards will vest based on target or actual performance (depending on the time during the performance period in which the date of termination occurs) and the awards will pay out on a prorata basis, based on the time elapsed prior to the date of termination.
Adjustments. In the event of a transaction between us and our shareholders that causes the per-share value of our common stock to change (including, without limitation, any stock dividend, stock split, spin-off, rights offering or large nonrecurring cash dividend), the share authorization limits and annual award limits under the 2026 Plan will be adjusted proportionately, and the Compensation Committee shall make such adjustments to the 2026 Plan and awards as it deems necessary, in its sole discretion, to prevent dilution or enlargement of rights immediately resulting from such transaction. In the event of a stock split, a stock dividend, or a combination or consolidation of the outstanding shares of our common stock into a lesser number of shares, the authorization limits and annual award limits under the 2026 Plan will automatically be adjusted proportionately, and the shares then subject to each award will automatically be adjusted proportionately without any change in the aggregate purchase price.
Termination and Amendment. Our Board or the Compensation Committee may, at any time and from time to time, terminate or amend the 2026 Plan, but if an amendment would constitute a material amendment requiring shareholder approval under applicable listing requirements, laws, policies or regulations, then such amendment will be subject to shareholder approval. In addition, our Board or the Compensation Committee may condition any amendment on the approval our shareholders for any other reason. No termination or amendment of the 2026 Plan may, without the written consent of the participant, reduce or diminish the value of an outstanding award.
The Compensation Committee may amend or terminate outstanding awards. However, such amendments may require the consent of the participant and, unless approved by our shareholders, the exercise price of an outstanding option may not be reduced, directly or indirectly, and the original term of an option may not be extended.
Prohibition on Repricing. As indicated above under “Termination and Amendment,” the exercise price of outstanding stock options cannot be reduced by (i) a reduction in exercise price, (ii) cancellation of the stock option in exchange for a full value award or an award with an exercise price that is less than the original exercise price, (iii) cancellation of the stock option in exchange for a cash payment, or (iv) any other action, that directly or indirectly, would be considered a repricing, without prior shareholder approval.
Certain U.S. Federal Income Tax Effects
The U.S. federal income tax discussion set forth below is intended for general information only and does not purport to be a complete analysis of all of the potential tax effects of the 2026 Plan. It is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change. State and local income tax consequences are not discussed, and may vary from locality to locality.
Nonstatutory Stock Options. There will be no federal income tax consequences to the optionee or to the Company upon the grant of a nonstatutory stock option under the 2026 Plan. When the optionee exercises a nonstatutory option, however, he or she will recognize ordinary income in an amount equal to the excess of the fair market value of the stock received upon exercise of the option at the time of exercise over the exercise price, and the Company will be allowed a corresponding federal income tax deduction. Any gain that the optionee realizes when he or she later sells or disposes of the shares will be short-term or long-term capital gain, depending on how long the shares were held.
Incentive Stock Options. There will be no federal income tax consequences to the optionee or to the Company upon the grant or exercise of an incentive stock option. If the optionee holds the option shares for the required holding period of at least two years after the date the option was granted and one year after exercise, the difference between the exercise price and the amount realized upon sale or disposition of the option shares will be long-term capital gain or loss, and the Company will not be entitled to a federal income tax deduction. If the optionee disposes of the option shares in a sale, exchange, or other disqualifying disposition before the required holding period ends, he or she will recognize taxable ordinary income in an amount equal to the excess of the fair market value of the option shares at the time of exercise over the exercise price, and the Company will be allowed a federal income tax
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deduction equal to such amount. While the exercise of an incentive stock option does not result in current taxable income, the excess of the fair market value of the option shares at the time of exercise over the exercise price will be an item of adjustment for purposes of determining the optionee’s alternative minimum taxable income.
SARs. A participant receiving a SAR under the 2026 Plan will not recognize income, and the Company will not be allowed a tax deduction, at the time the award is granted. When the participant exercises the SAR, the amount of cash and the fair market value of any shares of stock received will be ordinary income to the participant and the Company will be allowed a corresponding federal income tax deduction at that time (subject to limitation on deductibility under Code Section 162(m)).
Restricted Stock. Unless a participant makes an election to accelerate recognition of the income to the date of grant as described below, a participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a restricted stock award is granted, provided that the award is nontransferable and is subject to a substantial risk of forfeiture. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the stock as of that date (less any amount he or she paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time. If the participant files an election under Code Section 83(b) within 30 days after the date of grant of the restricted stock, he or she will recognize ordinary income as of the date of grant equal to the fair market value of the stock as of that date (less any amount paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time (subject to any limitation on deductibility under Code Section 162(m)). Any future appreciation in the stock will be taxable to the participant at capital gains rates. However, if the stock is later forfeited, the participant will not be able to recover the tax previously paid pursuant to the Code Section 83(b) election.
Restricted Units. A participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a stock unit award is granted. Upon receipt of shares of stock (or the equivalent value in cash or other property) in settlement of a restricted unit award, a participant will recognize ordinary income equal to the fair market value of the stock or other property as of that date (less any amount he or she paid for the stock or property), and the Company will be allowed a corresponding federal income tax deduction at that time (subject to any limitation on deductibility under Code Section 162(m)).
Cash-Based Performance Awards. A participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a cash-based performance award is granted (for example, when the performance goals are established). Upon receipt of cash in settlement of the award, a participant will recognize ordinary income equal to the cash received, and the Company will be allowed a corresponding federal income tax deduction at that time (subject to any limitation on deductibility under Code Section 162(m)).
Tax Withholding. The Company has the right to deduct or withhold, or require a participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including employment taxes) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising as a result of the 2026 Plan.
Internal Revenue Code Section 162(m). All compensation paid to Covered Employees in excess of $1 million will generally be nondeductible regardless of whether such compensation was performance-based. Executive officers subject to Section 162(m) (the “Covered Employees”) include any individual who served as the CEO or CFO at any time during the taxable year and the three other most highly compensated officers (other than the CEO and CFO) for the taxable year. Once an individual becomes a Covered Employee for any taxable year, that individual will remain a Covered Employee for all future years, including following any termination of employment.
New Plan Benefits
The types and amounts of benefits that will be awarded under the 2026 Plan are not currently determinable. Awards granted under the 2026 Plan are within the discretion of the Compensation Committee, and the Compensation Committee has not determined future awards or who might receive them.
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Equity Compensation Plan Information as of December 31, 2025

	(a)	(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights	Weighted-average exercise price of outstanding options, warrants, and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities in column (a))
Equity compensation plans approved by security holders	4,303,944	$106.34	2,898,770
Equity compensation plans not approved by security holders	—	—	—
Total	4,303,944	$106.34	2,898,770
Recommendation of the Board

The Board of Directors recommends that shareholders vote FOR the proposal to approve the Globe Life Inc. 2026 Incentive Plan
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RELATED PARTY TRANSACTION POLICY AND TRANSACTIONS
The Board has adopted a written policy statement with respect to related party transactions. This policy provides that a related party transaction may be consummated or may continue only if: (i) the disinterested members of the Board have approved or ratified the transaction in accordance with the guidelines in the policy and the transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party; or (ii) the transaction involves compensation approved by the Compensation Committee of the Board. In situations where a significant opportunity is presented to management or a member of the Board which might result in the diversion of a corporate opportunity for their personal gain, that Related Party (other than an otherwise unaffiliated five percent shareholder) must obtain the consent of the Board.
At their February 26, 2025 meeting, the disinterested members of the Board determined that there were no related party transactions to be reviewed under the Related Party Transaction Policy for 2025.
You may find the Related Party Transaction Policy by going to the Company’s website at https://investors.globelifeinsurance.com. The Policy is located under the Corporate Governance heading. Printed copies of the Related Party Transaction Policy may be obtained at no charge by writing to the Corporate Secretary at 7677 Henneman Way, McKinney, Texas 75070.

DELINQUENT SECTION 16(a) REPORTS
Under the securities laws of the United States, the Company’s directors, its executive officers, and any persons holding more than 10% of the Company’s common stock are required to report their initial ownership of the Company’s common stock and other equity securities and any subsequent changes in that ownership to the Securities and Exchange Commission and the NYSE and to submit copies of these reports to the Company. Based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2025, the Company believes that all required Section 16(a) filings applicable to its executive officers, directors, and greater than 10% beneficial owners were filed on a timely basis, except one late Form 3 filing by Robert Sweeney (due to administrative issues associated with obtaining his EDGAR filing codes) and four Form 5 filings (4 late) by Mark A. Blinn (late reporting transfer of shares to his trust in 2022 (2 transactions), 2023 (1 transaction), 2024 (1 transaction), and 2025 (1 transaction)).
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STOCK OWNERSHIP
The following table shows certain information about stock ownership as of January 31, 2026 for the directors, nominees and Named Executive Officers of the Company, including shares with respect to which they have the right to acquire beneficial ownership on or prior to April 1, 2026.

	Company Common Stock or Options Beneficially Owned as of January 31, 2026[1,2,3]	Percentage of our Common Stock Outstanding
Name
Matthew J. Adams	2,558	*
Linda L. Addison	20,406	*
Marilyn A. Alexander	27,788	*
Cheryl D. Alston	24,852	*
Mark A. Blinn	6,495	*
James P. Brannen	10,102	*
Alice S. Cho	5,877	*
J. Matthew Darden	312,550	*
Philip M. Jacobs	2,563	*
Derek T. Kan	0	*
Sandra L. Phillips	0	*
David A. Rodriguez	7,226	*
Frank M. Svoboda	478,740	*
Mary E. Thigpen	18,747	*
Thomas P. Kalmbach	138,423	*
Michael C. Majors	184,824	*
R. Brian Mitchell	120,105	*
Robert E. Hensley	70,011	*
All Directors, Nominees and Executive Officers as a group (23 persons)	1,739,398	2.11%
* Indicates that the percentage of beneficial ownership does not exceed 1%.
1 Includes: for Alexander, 5,182 shares; for Alston, 14,017 shares; for Darden, 258,500 shares; for Svoboda, 306,000 shares; for Kalmbach, 106,650 shares; for Majors, 137,750 shares; for Mitchell, 58,750 shares; for Hensley, 59,800 shares; and for all directors, nominees and executive officers as a group, 1,204,274 shares, that are subject to presently exercisable Company stock options.
2 Includes: for Darden, 4,185 shares; for Kalmbach, 1,101 shares; for Mitchell, 12,378 shares; and for Svoboda, 1,951 shares held indirectly through the Company Savings and Investment Plan.
3 Includes: for Svoboda, 108,473 shares held in his family living trust and 26,425 shares held in his spouse's irrevocable trust; and for Mitchell, 39,042 shares held in his family living trust and 1,853 shares held in a trust for the benefit of his son.

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PRINCIPAL SHAREHOLDERS
The following table lists all persons known to be beneficial owners of more than five percent of the Company’s outstanding common stock as of December 31, 2025.

Name and Address	Number of Shares	Percent of Class
The Vanguard Group, Inc. 100 Vanguard Blvd. Malvern, Pennsylvania 19355	10,090,653[1]	12.76%
BlackRock, Inc. 50 Hudson Yards New York, New York 10001	5,689,077[2]	7.19%

[1] According to a Schedule 13G/A filed with the SEC on January 30, 2026, the Vanguard Group, Inc. reports shared voting power for 704,888 shares and shared dispositive power for 10,090,653 shares.
[2] According to a Schedule 13F-HR filed with the SEC on February 12, 2026, BlackRock, Inc. reports sole voting power for 5,301,869 shares, shared voting power for 0 shares and sole dispositive power for 5,689,077 shares.

PROPOSAL NUMBER 4
 Approval of Auditors
A proposal to ratify the appointment of the firm of Deloitte & Touche LLP (Deloitte) as the independent registered public accounting firm of the Company for the year ending December 31, 2026 will be presented to the shareholders at the Annual Meeting. Deloitte served as the Company’s independent registered public accounting firm, auditing the financial statements of the Company and its subsidiaries for the fiscal year ended December 31, 2025, and has served in this capacity since 1999. After review and evaluation, the Audit Committee of the Board has appointed Deloitte to serve as the Company’s independent registered public accounting firm for 2026, and has recommended that the shareholders ratify the appointment of Deloitte for 2026.
A representative of Deloitte is expected to be present at the meeting and will be available to respond to appropriate questions and, although the firm has indicated that no statement will be made, Deloitte will have the opportunity to make a statement should the firm desire to do so.
If the shareholders do not ratify the appointment of Deloitte, the selection of an independent registered public accounting firm will be reconsidered by the Audit Committee of the Board of Directors.

The Board of Directors recommends that shareholders vote FOR the ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the year ending December 31, 2026

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AUDIT COMMITTEE REPORT
The Audit Committee of the Board is comprised of five directors, all of whom are presently independent as that term is defined in the rules of the New York Stock Exchange: Mary E. ("Mimi") Thigpen, who currently serves as Committee Chair, Matthew J. Adams, Alice S. Cho, Philip M. Jacobs and Derek T. Kan. All members of the Audit Committee, who served during 2025, are financially literate as that qualification has been interpreted by the Company’s Board in its business judgment, and at least one member of the Audit Committee has accounting or related financial management expertise. On February 25, 2026, after review and deliberation, the Board formally reaffirmed the status of Ms. Thigpen (since February 2020), Mr. Adams (since February 2025), and Mr. Jacobs (since February 2025) as the designated audit committee financial experts serving on the Audit Committee and designated Derek T. Kan (since February 2026) as an additional audit committee financial expert, in accordance with the definition and qualifications for an audit committee financial expert set out in SEC Regulation S-K, Item 407(d)(5).
The Audit Committee assists the Board in fulfilling its oversight responsibilities by reviewing the Company’s annual consolidated financial statements, its assessment of internal controls over financial reporting, and its internal auditing, accounting, and financial reporting processes generally. The Audit Committee is also responsible for the appointment, retention, compensation, and oversight of the Company’s independent registered public accounting firm. Each year, the Company's senior accounting and financial reporting staff conducts an evaluation using tools developed by the Center for Audit Quality and other relevant governance organizations to assess the independent registered public accounting firm's independence, qualifications, and performance. The Audit Committee considers these results as well as regular discussions with executive management, internal and external audit, recent PCAOB reports, and the reasonableness of fees in determining which firm it will appoint to perform the independent audit of the Company's consolidated financial statements each year, subject to shareholder ratification.
In discharging its oversight responsibilities regarding the audit process, the Audit Committee reviewed and discussed the audited consolidated financial statements of the Company as of and for the year ended December 31, 2025 with Company management and Deloitte & Touche LLP (Deloitte), the independent registered public accounting firm of the Company. The Audit Committee received the written disclosures from Deloitte required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, discussed with Deloitte any relationships which might impair that firm’s independence from management and the Company, and satisfied itself as to the auditors’ independence. The Audit Committee discussed with Deloitte all matters required to be discussed by the applicable requirements of the PCAOB and the Securities and Exchange Commission.
Based upon these reviews and discussions, the Audit Committee recommended to the Board that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 for filing with the Securities and Exchange Commission.
Mary E. ("Mimi") Thigpen, Chair
Matthew J. Adams
Alice S. Cho
Philip M. Jacobs
Derek T. Kan

The foregoing Audit Committee Report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934.
    82                 GL 2026 Proxy Statement

PRINCIPAL ACCOUNTING FIRM FEES
The following table sets forth the aggregate fees, including out-of-pocket expenses, billed to the Company for the fiscal years ended December 31, 2025 and 2024 by the Company’s independent registered public accounting firm, Deloitte & Touche LLP.

	2025 ($)	2024 ($)
Audit Fees[1]	6,925,371	6,633,323
Audit Related Fees[2]	36,976	74,103
Tax Fees	0	0
All Other Fees[2]	0	32,100
Total Fees	6,962,347	6,739,526

[1] Fees for audit services billed in 2025 and 2024 consisted of:
(i) Audit of Company’s annual financial statements and insurance subsidiaries’ statutory financial statements;
(ii) Review of the Company’s quarterly financial statements; and
(iii) Services related to Securities and Exchange Commission filings and regulatory matters.
[2] Fees for assistance with subsidiary fund review in 2024. Subsidiary fund review fees included in audit related fees in 2025.

PRE-APPROVAL POLICY FOR ACCOUNTING FEES
All audit and non-audit services performed by Deloitte in 2025 were pre-approved in accordance with the Audit Committee's Policy Regarding the Approval of Audit and Non-Audit Services Provided by the Independent Auditor. The Policy requires that all services provided by Deloitte, both audit and non-audit, must be pre-approved by the Audit Committee or a Designated Member thereof except for certain de minimus exceptions. After discussions with Deloitte and Company management, the Audit Committee has determined that the provision of certain designated audit-related, tax and all other services do not impair the independence of Deloitte. The Policy describes the permitted audit, audit-related, tax and all other services (collectively, the "Disclosure Categories") that Deloitte may perform. Pre-approvals of audit and non-audit services may be given at any time up to a year before commencement of a specific service.
A description of the services expected to be provided by Deloitte in each of the Disclosure Categories (a Service List) is presented to the Audit Committee annually for approval. Upon receipt of approval of these services by the Audit Committee or a Designated Member, the services are provided by Deloitte for the duration of the pre-approved period. Any requests for audit, audit-related, tax and other services not on the pre-approved Service List must be separately pre-approved by the Audit Committee or the Designated Member and cannot be commenced until such pre-approval is obtained. If the Designated Member pre-approves permitted services, a report of this specific pre-approval must be made to the Audit Committee at its next regularly scheduled meeting. The CFO or his designee may engage Deloitte to provide any permitted service if the expected fee does not exceed $50,000, after obtaining approval of the Chair of the Audit Committee as the Designated Member. In order to engage Deloitte to provide any permitted services where the expected fee exceeds $50,000, a written proposal must be submitted to the Audit Committee or its Designated Member for approval. The Audit Committee may also periodically establish fee thresholds for pre-approved services.
At each regularly scheduled Audit Committee meeting, the Audit Committee reviews a summary of the services provided, including fees, a listing of new pre-approved services since the Audit Committee’s previous meeting, a list of any de minimus services approved by the CFO and the Audit Committee Chair and an updated projection for the current fiscal year of estimated annual fees to be paid to Deloitte.
    83                 GL 2026 Proxy Statement

PROCEDURAL MATTERS
Solicitation of Proxies
The Board of Globe Life Inc. solicits your proxy for use at the 2026 Annual Meeting of Shareholders and at any adjournment of the meeting. The Annual Meeting will be held in a virtual format via live webcast at 10:00am Central Daylight Time on Thursday, April 30, 2026. J. Matthew Darden and Frank M. Svoboda are named as proxies on the proxy/direction card. They have been designated as directors’ proxies by the Board.
If the enclosed proxy/direction card is returned, properly executed, in time for the meeting, your shares will be voted at the meeting. All proxies will be voted in accordance with the instructions set forth on the proxy/direction card. If proxies are executed and returned which do not specify a vote on the proposals considered, those proxies will be voted FOR Proposals 1, 2, 3 and 4. You have the right to revoke your proxy by giving written notice of revocation addressed to the Corporate Secretary of the Company at 7677 Henneman Way, McKinney, Texas 75070 at any time before the proxy is voted at the meeting.
The proxy/direction card shall constitute voting instructions furnished to the trustees of the Globe Life Inc. Savings and Investment Plan, the American Income Life Insurance Company Agent Stock Purchase Plan, the Family Heritage Life Agent Incentive Plan and the Liberty National Life Insurance Company Agent Stock Purchase Plan with respect to shares allocated to individuals’ accounts under this plan. If the account information is the same, participants who are also shareholders of record will receive a single card representing all their shares. If a plan participant does not return a proxy/direction card to the Company, the trustee of the plan in which shares are allocated to the participant’s individual account will vote those shares in the same proportion as the total number of shares in the plan for which directions have been received.
Record Date, Voting Stock and Quorum
The record date fixed by the Board of Directors for the determination of shareholders entitled to notice of and to vote at the 2026 Annual Meeting is March 4, 2026 (the "Record Date"). At the close of business on the Record Date, there were 78,448,234 shares of the Company’s common stock outstanding and eligible to vote at the Annual Meeting. At the Annual Meeting, shareholders will be entitled to one vote for each share of common stock owned at the close of business on the Record Date. There is no cumulative voting of the common stock. Pursuant to a policy adopted by the Board, voting is confidential, with exceptions made to allow the Company to contact shareholders so as to reach quorum for meetings, in the event of a contested election and in the event comments are included on a proxy/direction card.
The presence at the 2026 Annual Meeting, personally or by proxy, of the holders of a majority of the outstanding shares of common stock entitled to vote at the meeting will constitute a quorum for consideration of the matters expected to be voted on at the meeting. Abstentions and broker non-votes will be included in the calculation of the number of the shares present at the meeting for the purposes of determining a quorum. “Broker non-votes” means shares held of record by a broker that are not voted on a matter because the broker has not received voting instructions from the beneficial owner of the shares and lacks the authority to vote the shares in its discretion. In tabulating the voting results for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal and will not affect the outcome of any matter being voted on at the meeting.
    84                 GL 2026 Proxy Statement

Required Vote on Proposals

Proposal 1 – Election of Directors
Under the Company’s By-laws, a nominee will be elected to the Board of the Company at the 2026 Annual Meeting if the votes cast “for” the nominee’s election exceed the votes cast “against” the nominee’s election, with abstentions not counting as votes “for” or “against.” If you do not instruct your broker how to vote with respect to this item, your broker is not permitted to vote your shares with respect to the election of directors. Abstentions and broker non-votes will not be taken into account in determining the outcome of the election of directors.
An uncontested incumbent director is required to submit a contingent letter of resignation to the Board at the time of his/her nomination for consideration by the Governance and Nominating Committee of the Board. If such a director does not receive a majority of votes cast “for” his or her election, the Governance and Nominating Committee is required to consider on an expedited basis such director’s tendered resignation and make a recommendation to the Board concerning the acceptance or rejection of the tendered resignation. The Board is required to take formal action on the Governance and Nominating Committee’s recommendation expeditiously following the date of certification of the election results. The Company will publicly disclose the Board’s decision and its reasoning with regard to the tendered resignation.

Proposal 2 – Advisory Vote to Approve Executive Compensation
Our Board is seeking a non-binding advisory vote regarding the compensation of our Named Executive Officers, as described in the Compensation Discussion and Analysis section, executive compensation tables and accompanying narrative disclosures contained in this Proxy Statement. Under the Company’s By-laws, in order to be approved, this proposal requires an affirmative vote of a majority of the votes cast affirmatively or negatively at the meeting. This means that the votes that shareholders cast “for” this proposal must exceed the votes that shareholders cast “against” this proposal at the meeting. The vote is advisory and non-binding in nature but our Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements. If you do not instruct your broker how to vote with respect to this item, your broker is not permitted to vote with respect to this proposal. Abstentions and broker non-votes will not be taken into account in determining the outcome of this proposal.

Proposal 3 – Approval of the Globe Life Inc. 2026 Incentive Plan
Under NYSE rules and the Company's By-Laws, in order to be approved, this proposal requires an affirmative vote of a majority of the votes cast affirmatively or negatively at the meeting. This means that the votes that shareholders cast "for" this proposal must exceed the votes that shareholders cast "against" this proposal at the meeting. If you do not instruct your broker how to vote with respect to this item, your broker is not permitted to vote your shares with respect to this proposal. Abstentions and broker non-votes will not be taken into account in determining the outcome of this proposal.

Proposal 4 – Ratification of Appointment of Independent Registered Public Accounting Firm
Under the Company’s By-laws, in order to be approved, this proposal requires an affirmative vote of a majority of the votes cast affirmatively or negatively at the meeting. This means that the votes that shareholders cast “for” this proposal must exceed the votes that shareholders cast “against” this proposal at the meeting. If you do not instruct your broker how to vote with respect to this item, your broker is permitted to vote your shares in its discretion with respect to this proposal. Abstentions will not be taken into account in determining the outcome of this proposal. We do not expect any broker non-votes on this proposal.

Following the Annual Meeting, we will file a Form 8-K with the Securities and Exchange Commission disclosing the results of voting on each proposal as required by applicable rules.
OTHER BUSINESS
The directors are not aware of any other matters which may properly be and are likely to be brought before the Annual Meeting. If any other proper matters are brought before the Annual Meeting, the persons named in the proxy, J. Matthew Darden and Frank M. Svoboda, will vote in accordance with their judgment on these matters.
    85                 GL 2026 Proxy Statement

MISCELLANEOUS INFORMATION
Shareholder Proposals and Director Nominations for our 2027 Annual Meeting
In order for a proposal (including nominations of candidates for the Board of Directors) by a shareholder of the Company to be eligible to be included in the Proxy Statement and proxy form for the Annual Meeting of Shareholders in 2027 pursuant to the proposal process mandated by Securities and Exchange Commission Rule 14a-8, the proposal must be received by the Corporate Secretary of the Company at 7677 Henneman Way, McKinney, Texas 75070, on or before November 19, 2026.
Our Board has adopted proxy access, which permits an eligible shareholder (or a group of no more than 20 shareholders) owning at least 3% of the outstanding shares of the Company's common stock continuously for at least three years prior to the date the Notice of Proxy Access Nomination is received at the principal executive offices of the Company, to submit director nominees constituting up to the greater of 20% of the Board or two directors, for inclusion in our Proxy Statement if the shareholder(s) and the nominee(s) meet the requirements in our By-laws. Notice of director nominations submitted under this proxy access By-law provision must be delivered to or mailed and received by the Corporate Secretary of the Company at 7677 Henneman Way, McKinney, Texas 75070, not earlier than October 20, 2026, nor later than November 19, 2026.
If a shareholder proposal is submitted instead under the Company’s advance notice By-law provision (Article II, Section 10 of the By-laws) for presentation directly at an Annual Meeting rather than for inclusion in our Proxy Statement, the proposal must be received by the Corporate Secretary of the Company at 7677 Henneman Way, McKinney, Texas 75070 not earlier than December 31, 2026, nor later than February 14, 2027, together with the necessary supporting documentation required under that By-law provision.
In addition to satisfying the foregoing requirements under our By-laws, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company's nominees must provide notice that sets forth the information required by Rule 14a-19 of the Exchange Act no later than March 1, 2027.
General
The cost of this solicitation of proxies will be paid by the Company. The Company is requesting that certain banking institutions, brokerage firms, custodians, trustees, nominees, and fiduciaries forward solicitation material to the underlying beneficial owners of the shares of the Company they hold of record. The Company will reimburse all reasonable forwarding expenses. The Company has retained Okapi Partners LLC to assist with the solicitation of proxies for a fee not to exceed $11,000 plus reimbursement for out-of-pocket expenses.
The Annual Report of the Company for 2025, which accompanies this Proxy Statement, includes a copy of the Company’s Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 2025, and the financial statements and schedules thereto. Upon written request and payment of copying costs, the exhibits to the Form 10-K will be furnished. These requests should be directed to the Investor Relations Department of Globe Life Inc. at 7677 Henneman Way, McKinney, Texas 75070.

By Order of the Board of Directors

Christopher T. Moore Corporate Senior Vice President, Associate Counsel and Corporate Secretary
March 19, 2026
    86                 GL 2026 Proxy Statement

APPENDIX A
Non-GAAP Reconciliation
The chart below reflects non-GAAP financial measures utilized by management which are included in the Proxy Statement. Globe Life Inc. includes non-GAAP measures to enhance investors' understanding of management's view of the business. The non-GAAP measures are not a substitute for GAAP, but rather a supplement to increase transparency by providing broader perspective. Globe Life Inc.'s definitions of non-GAAP measures may differ from other companies' definitions.

Non-GAAP financial measure as referenced within Proxy Statement	Full Non-GAAP reference	Comparable GAAP financial measure
Net operating income[1]	Net operating income	Net income
Operating EPS[1]	Net operating income earnings per diluted common share	Net income per diluted common share (EPS)
Underwriting margin[1]	Insurance underwriting margin	Income before income taxes
Net operating income ROE[2]	Net operating income as a return on shareholders' equity, excluding AOCI	Net income as a return on equity (ROE)
Book value per share, excluding AOCI[2]	Shareholders' equity per share, excluding AOCI	Book value per share
1 Net operating income is primarily comprised of insurance underwriting margin plus excess investment income and annuity and other income, offset by operating expenses after tax and as such is considered a non-GAAP measure. Operating EPS is primarily comprised of insurance underwriting margin plus excess investment income and annuity and other income, offset by operating expenses after tax divided by average diluted shares outstanding. Underwriting margin is a component of net operating income.
2 Shareholders' equity per share, excluding AOCI, or book value per share, excluding AOCI, is a non-GAAP measure utilized by management to view the business without the effect of changes in AOCI, which are primarily attributable to fluctuation in interest rates. Management views the business in this manner because the Company has the ability, and generally the intent, to hold investments to recovery or maturity and meaningful trends can more easily be identified without the fluctuations. Shareholders' equity per share, or book value per share, is the most directly comparable GAAP measure. Net operating income as an ROE ("NOI ROE") is net operating income divided by the average shareholder's equity excluding AOCI. The average is calculated over 13 periods and includes the balance at the end of the prior year in addition to the balance at the end of the twelve subsequent periods.
The tables below show the reconciliation of the non-GAAP financial measures to the comparable GAAP financial measures.

	2025		2024		2023		2022		2021
	Amount ($)[1]	Per Share ($)	Amount ($)[1]	Per Share ($)	Amount ($)[1]	Per Share ($)	Amount ($)[1,2]	Per Share ($)	Amount ($)[1,2]	Per Share ($)
Net operating income	1,198,387	14.52	1,108,984	12.37	1,026,644	10.65	961,027	9.71	993,652	9.63
Non-operating items, net of tax:
Realized gains (losses)	(21,952)	(0.27)	(19,108)	(0.22)	(51,884)	(0.54)	(60,473)	(0.61)	46,862	0.45
Non-operating expenses	(1,725)	(0.02)	(2,070)	(0.02)	(3,294)	(0.03)	(4,196)	(0.04)	(2,970)	(0.03)
Legal proceedings	(13,472)	(0.16)	(17,044)	(0.19)	(711)	(0.01)	(1,972)	(0.02)	(6,430)	(0.06)
Net income	1,161,238	14.07	1,070,762	11.94	970,755	10.07	894,386	9.04	1,031,114	9.99
1 Dollar amounts in thousands.
2 Results reflect the adoption of ASU 2018-12, Financial Services - Insurance (Topic 944): Targeted Improvements to the Accounting for Long-Duration Contracts. The Company implemented the standard on January 1, 2023 on a modified retrospective basis as of the transition date of January 1, 2021.

	2025		2024		2023
	Amount ($)[1]	Per Share ($)	Amount ($)[1]	Per Share ($)	Amount ($)[1]	Per Share ($)
Shareholders' equity, excluding AOCI	7,746,023	96.16	7,335,240	86.40	7,259,222	76.21
Effect of AOCI:
(Increase) decrease fixed maturities	(1,227,825)	(15.24)	(1,670,402)	(19.67)	(1,047,593)	(11.00)
Increase (decrease) policy liabilities	(1,040,481)	(12.92)	(904,699)	(10.66)	(2,475,738)	(26.00)
Increase (decrease) current and deferred income taxes	470,903	5.85	539,559	6.36	736,986	7.74
Increase (decrease) other liabilities+	25,959	0.32	5,822	0.07	13,926	0.15
Total shareholders' equity	5,974,579	74.17	5,305,520	62.50	4,486,803	47.10
1 Dollar amounts in thousands.
+ Effect of AOCI in other liabilities primarily relates to pension and foreign exchanged adjustments.
A-1

	2025	2024	2023
	%	%	%
Net operating income as an ROE (NOI ROE)	16.0	15.1	14.7
Impact of AOCI excluded from average equity	5.6	7.3	9.9
Impact of below the line items not included in net operating income	(0.7)	(0.7)	(1.4)
Net income as an ROE	20.9	21.7	23.2

	2025 ($)[1]	2024 ($)[1]	2023 ($)[1]
Underwriting margin	1,899,489	1,725,020	1,570,909
Net investment income	1,130,198	1,135,631	1,056,884
Realized gains (losses)	(27,788)	(24,188)	(65,676)
Annuity and other income	9,470	7,636	8,800
Required interest on policyholder benefits	(991,805)	(971,227)	(926,502)
Other operating expense	(442,368)	(419,143)	(347,833)
Interest expense	(141,221)	(127,092)	(102,316)
Income before taxes	1,435,975	1,326,637	1,194,266
1 Dollar amounts in thousands.

	2025 ($)[1]	2024 ($)[1]	2023 ($)[1]
Underwriting income	1,553,364	1,390,226	1,278,548
Net investment income	1,130,198	1,135,631	1,056,884
Realized gains (losses)	(27,788)	(24,188)	(65,676)
Required interest on policyholder benefits	(991,805)	(971,227)	(926,502)
Stock option expense	(53,355)	(40,118)	(30,736)
Legal proceedings	(17,053)	(21,575)	(900)
Parent company and non-operating expense	(16,365)	(15,020)	(15,036)
Interest expense	(141,221)	(127,092)	(102,316)
Income tax expense	(274,737)	(255,875)	(223,511)
Net income	1,161,238	1,070,762	970,755
1 Dollar amounts in thousands.
We use three measures as indicators of premium growth and sales over the near term: “annualized premium in force”, "net sales,” and “first-year collected premium.”
First-year collected premium is defined as the premium collected during the reporting period for all policies in their first policy year. First-year collected premium takes lapses into account in the first year when lapses are more likely to occur, and thus is a useful indicator of how much new premium is expected to be added to premium income in the future. First-year collected premiums are lower than net sales over the prior 12 months because premiums are not collected on lapsed policies after the date of lapse.

A-2

APPENDIX B
GLOBE LIFE INC.
2026 INCENTIVE PLAN

ARTICLE 1
PURPOSE
1.1    GENERAL. The purpose of the Globe Life Inc. 2026 Incentive Plan (the “Plan”) is to promote the success and enhance the value of Globe Life Inc. (the “Company”), by linking the personal interests of employees, officers, directors and consultants of the Company or any Affiliate (as defined below) to those of Company shareholders and by providing such persons with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of employees, officers, directors and consultants upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent. Accordingly, the Plan permits the grant of incentive awards from time to time to selected employees, officers, directors and consultants of the Company and its Affiliates.
ARTICLE 2
DEFINITIONS
2.1    DEFINITIONS. When a word or phrase appears in this Plan with the initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase shall generally be given the meaning ascribed to it in this Section or in Section 1.1 unless a clearly different meaning is required by the context. The following words and phrases shall have the following meanings:
(a)    “Affiliate” means (i) any Subsidiary or Parent, or (ii) an entity that directly or through one or more intermediaries controls, is controlled by or is under common control with, the Company, as determined by the Committee.
(b)    “Award” means an award of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Deferred Stock Units, Performance Awards, Dividend Equivalents, Other Stock-Based Awards, or any other right or interest relating to Stock or cash, granted to a Participant under the Plan.
(c)    “Award Agreement” means a written document, in such form as the Committee prescribes from time to time, setting forth the terms and conditions of an Award. Award Certificates may be in the form of individual award agreements or certificates or a program document describing the terms and provisions of an Award or series of Awards under the Plan. The Committee may provide for the use of electronic Award Agreement, and the use of electronic means for the acceptance thereof and actions thereunder by a Participant.
(d)    “Beneficial Owner” shall have the meaning given such term in Rule 13d-3 of the General Rules and Regulations under the 1934 Act.
(e)    “Board” means the Board of Directors of the Company.
(f)    “Cause” as a reason for a Participant’s termination of employment shall have the meaning assigned such term in the employment, severance or similar agreement, if any, between such Participant and the Company or an Affiliate, provided, however, that if there is no such employment, severance or similar agreement in which such term is defined, and unless otherwise defined in the applicable Award Agreement, “Cause” shall mean any of the following acts by the Participant, as determined by the Committee or the Board: gross neglect of duty, prolonged absence from duty without the consent of the Company, intentionally engaging in any activity that is in conflict with or adverse to the business or other interests of the Company, or willful misconduct, misfeasance or malfeasance of duty which is reasonably determined to be detrimental to the Company. With respect to a Participant’s termination of directorship, “Cause” means an act or failure to act that constitutes cause for removal of a director under applicable Delaware law. The determination of the Committee as to the existence of “Cause” shall be conclusive on the Participant and the Company.

(g)    “Change in Control” means and includes the occurrence of any one of the following events:
(1)    The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the 1934 Act) (a “Person”) of beneficial ownership (within the meaning of

Rule 13d-3 promulgated under the 1934 Act) of 25% or more of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this subsection (1), the following acquisitions shall not constitute a Change in Control: (i) any acquisition by a Person who is on the Effective Date the beneficial owner of 25% or more of the Outstanding Company Voting Securities, (ii) any acquisition directly from the Company, (iii) any acquisition by the Company, (iv) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (v) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (3) of this definition; or
(2)    Individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or
(3)    Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a “Business Combination”), in each case, unless following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Voting Securities, and (ii) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 25% or more of the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination, and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or
(4)    approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.
(h)    “Code” means the Internal Revenue Code of 1986, as amended from time to time. For purposes of this Plan, references to sections of the Code shall be deemed to include references to any applicable regulations thereunder and any successor or similar provision.
(i)    “Committee” means the committee of the Board described in Article 4.
(j)    “Company” means Globe Life Inc., a Delaware corporation, or any successor corporation.
(k)    “Continuous Service” means the absence of any interruption or termination of service as an employee, officer, director or consultant of the Company or any Affiliate, as applicable; provided, however, that for purposes of an Incentive Stock Option “Continuous Service” means the absence of any interruption or termination of service as an employee of the Company or any Parent or Subsidiary, as applicable, pursuant to applicable tax regulations. Continuous Service shall not be considered interrupted in the following cases: (i) a Participant transfers employment between the Company and an Affiliate or between Affiliates, or (ii) in the discretion of the Committee as specified at or prior to such occurrence, in the case of a spin-off, sale or disposition of the Participant’s employer from the Company or any Affiliate, or (iii) any leave of absence authorized in writing by the Company prior to its commencement; provided, however, that for purposes of Incentive Stock Options, no such leave may exceed 90 days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 91st day of such leave any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Whether military, government or other service or other leave of absence shall constitute a termination of Continuous Service shall be determined in each case by the Committee at its discretion, and any determination by the Committee shall be final and conclusive; provided, however, that for purposes of any Award that is subject to Code Section 409A, the determination of a leave of absence must comply with the requirements of a “bona fide leave of absence” as provided in Treas. Reg. Section 1.409A-1(h).
(l)    “Disability” of a Participant means that the Participant (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Participant’s employer. If the determination of Disability relates to an Incentive Stock Option, Disability means Permanent and Total Disability as defined in Section 22(e)(3) of the Code. In the event of a dispute, the determination of whether a Participant is Disabled will be made by the Committee and may be supported by the advice of a physician competent in the area to which such Disability relates.
(m)    “Dividend Equivalent” means a right granted to a Participant under Article 11.
(n)    “Effective Date” has the meaning assigned such term in Section 3.1.
(o)    “Eligible Participant” means an employee (including a leased employee), officer, director or consultant of the Company or any Affiliate.
(p)    “Exchange” means any national securities exchange on which the Stock may from time to time be listed or traded.
(q)    “Fair Market Value,” on any date, means (i) if the Stock is listed on a securities exchange, the closing sales price on the principal such exchange on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, or (ii) if the Stock is not listed on a securities exchange, the mean between the bid and offered prices as quoted by the applicable interdealer quotation system for such date, provided, that if the Stock is not quoted on an interdealer quotation system or it is determined that the fair market value is not properly reflected by such quotations, Fair Market Value will be determined by such other method as the Committee determines in good faith to be reasonable and in compliance with Code Section 409A.
(r)    “Full-Value Award” means an Award other than in the form of an Option or SAR, and which is settled by the issuance of Stock (or at the discretion of the Committee, settled in cash valued by reference to Stock value).
(s)    “Good Reason” (or a similar term denoting constructive termination) has the meaning, if any, assigned such term in the employment, consulting, severance or similar agreement, if any, between a Participant and the Company or an Affiliate; provided, however, that if there is no such employment, consulting, severance or similar agreement in which such term is defined, “Good Reason” shall have the meaning, if any, given such term in the applicable Award Agreement. If not defined in either such document, the term “Good Reason” as used herein shall not apply to a particular Award.
(t)    “Grant Date” of an Award means the first date on which all necessary corporate action has been taken to approve the grant of the Award as provided in the Plan, or such later date as is determined and specified as part of that authorization process. Notice of the grant shall be provided to the grantee within a reasonable time after the Grant Date.
(u)    “Incentive Stock Option” means an Option that is intended to be an incentive stock option and meets the requirements of Section 422 of the Code or any successor provision thereto.
(v)    “Independent Directors” means those members of the Board of Directors who qualify at any given time as (a) an “independent” director under the applicable rules of each Exchange on which the Shares are listed, and (b) a “non-employee” director under Rule 16b-3 of the 1934 Act.

(w)    “Non-Employee Director” means a director of the Company who is not a common law employee of the Company or an Affiliate.
(x)    “Nonstatutory Stock Option” means an Option that is not an Incentive Stock Option.
(y)    “Option” means a right granted to a Participant under Article 7 of the Plan to purchase Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Nonstatutory Stock Option.
(z)    “Other Stock-Based Award” means a right, granted to a Participant under Article 12, that relates to or is valued by reference to Stock or other Awards relating to Stock.
(aa)    “Parent” means a corporation, limited liability company, partnership or other entity which owns or beneficially owns a majority of the outstanding voting stock or voting power of the Company. Notwithstanding the above, with respect to an Incentive Stock Option, Parent shall have the meaning set forth in Section 424(e) of the Code.
(bb)    “Participant” means an Eligible Participant who has been granted an Award under the Plan; provided, that in the case of the death of a Participant, the term “Participant” refers to a beneficiary designated pursuant to Section 13.4 or the legal guardian or other legal representative acting in a fiduciary capacity on behalf of the Participant under applicable state law and court supervision.
(cc)    “Performance Award” means any award granted under the Plan pursuant to Article 10.
(dd)    “Person” means any individual, entity or group, within the meaning of Section 3(a)(9) of the 1934 Act and as used in Section 13(d)(3) or 14(d)(2) of the 1934 Act.
(ee)    “Plan” means the Globe Life Inc. 2026 Incentive Plan, as amended from time to time.
(ff)    “Restricted Stock” means Stock granted to a Participant under Article 9 that is subject to certain restrictions and to risk of forfeiture.
(gg)    “Restricted Stock Unit” means the right granted to a Participant under Article 9 to receive shares of Stock (or the equivalent value in cash or other property if the Committee so provides) in the future, which right is subject to certain restrictions and to risk of forfeiture.
(hh)    “Retirement” means a Participant’s termination of employment with the Company or an Affiliate with the Committee’s approval after attaining normal retirement age as determined by the Committee in its reasonable judgment and as specified in the Award Agreement.
(ii)    “Shares” means shares of the Company’s Stock. If there has been an adjustment or substitution pursuant to Article 14, the term “Shares” shall also include any shares of stock or other securities that are substituted for Shares or into which Shares are adjusted pursuant to Article 14.
(jj)    “Stock” means the $1.00 par value common stock of the Company and such other securities of the Company as may be substituted for Stock pursuant to Article 14.
(kk)    “Stock Appreciation Right” or “SAR” means a right granted to a Participant under Article 8 to receive a payment equal to the difference between the Fair Market Value of a Share as of the date of exercise of the SAR over the base price of the SAR, all as determined pursuant to Article 8.
(ll)    “Subsidiary” means any corporation, limited liability company, partnership or other entity, domestic or foreign, of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company. Notwithstanding the above, with respect to an Incentive Stock Option, Subsidiary shall have the meaning set forth in Section 424(f) of the Code.
(mm)    “1933 Act” means the Securities Act of 1933, as amended from time to time.
(nn)    “1934 Act” means the Securities Exchange Act of 1934, as amended from time to time.
ARTICLE 3
EFFECTIVE TERM OF PLAN
3.1    EFFECTIVE DATE. The Plan will become effective on the date that it is approved by the Company's shareholders (the “Effective Date”).
3.2    TERMINATION OF PLAN. Unless earlier terminated as provided herein, the Plan shall continue in effect until the tenth anniversary of the Effective Date or, if the shareholders approve an amendment to the Plan that increases the number of Shares subject to the Plan, the tenth anniversary of the date of such approval. The termination of the Plan on such date shall not affect the validity of any Award outstanding on the date of termination, which shall continue to be governed by the applicable terms and conditions of the Plan.
ARTICLE 4
ADMINISTRATION
4.1    COMMITTEE. The Plan shall be administered by a Committee appointed by the Board (which Committee shall consist of at least two directors). Unless and until changed by the Board, the Compensation Committee of the Board is designated as the Committee to administer the Plan. The Board may at any time elect instead to administer the Plan or a particular segment of the Plan. To the extent the Board has reserved any authority and responsibility or during any time that the Board is acting as administrator of the Plan, it shall have all the powers and protections of the Committee hereunder, and any reference herein to the Committee (other than in this Section 4.1) shall include the Board.
4.2    ACTION AND INTERPRETATIONS BY THE COMMITTEE. For purposes of administering the Plan, the Committee may from time to time adopt rules, regulations, guidelines and procedures for carrying out the provisions and purposes of the Plan and make such other determinations, not inconsistent with the Plan, as the Committee may deem appropriate. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award in the manner and to the extent it deems necessary to carry out the intent of the Plan. The Committee’s interpretation of the Plan, any Awards granted under the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Affiliate, the Company’s or an Affiliate’s independent certified public accountants, Company counsel or any executive compensation consultant or other professional retained by the Company or the Committee to assist in the administration of the Plan. No member of the Committee will be liable for any good faith determination, act or omission in connection with the Plan or any Award.
4.3    AUTHORITY OF COMMITTEE. Except as provided in Section 4.1 and 4.5 hereof, the Committee has the exclusive power, authority and discretion to:
(a)Grant Awards;
(b)Designate Participants;
(c)Determine the type or types of Awards to be granted to each Participant;
(d)Determine the number of Awards to be granted and the number of Shares or dollar amount to which an Award will relate;
(e)Determine the terms and conditions of any Award granted under the Plan;
(f)Prescribe the form of each Award Agreement, which need not be identical for each Participant;
(g)Decide all other matters that must be determined in connection with an Award;
(h)Establish, adopt or revise any rules, regulations, guidelines or procedures as it may deem necessary or advisable to administer the Plan;
(i)Make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan;
(j)Amend the Plan or any Award Agreement as provided herein; and
(k)Adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of the United States or any non-U.S. jurisdictions in which the Company or any Affiliate may operate, in order to assure the viability of the benefits of Awards granted to participants located in the United States or such other jurisdictions and to further the objectives of the Plan. Notwithstanding the foregoing, grants of Awards to Non-Employee Directors hereunder shall be made only in accordance with the terms, conditions and parameters of a plan, program or policy for the compensation of Non-Employee Directors as in effect from time to time, and the Committee may not make discretionary grants hereunder to Non-Employee Directors.

4.4    DELEGATION.
(a)    Administrative Duties. The Committee may delegate to one or more of its members or to one or more officers of the Company or an Affiliate or to one or more agents or advisors such administrative duties or powers as it may deem advisable, and the Committee or any individuals to whom it has delegated duties or powers as aforesaid may employ one or more individuals to render advice with respect to any responsibility the Committee or such individuals may have under this Plan.
(b)    Special Committee. The Board may, by resolution, expressly delegate to a special committee, consisting of one or more directors who may but need not be officers of the Company, the authority, within specified parameters as to the number and terms of Awards, to (i) designate officers and/or employees of the Company or any of its Affiliates to be recipients of Awards under the Plan, and (ii) to determine the number of such Awards to be received by any such Participants; provided, however, that such delegation of duties and responsibilities to an officer of the Company may not be made with respect to the grant of Awards to eligible participants who are subject to Section 16(a) of the 1934 Act at the Grant Date. The acts of such delegates shall be treated hereunder as acts of the Board and such delegates shall report regularly to the Board and the Compensation Committee regarding the delegated duties and responsibilities and any Awards so granted.
4.5    INDEMNIFICATION. Each person who is or shall have been a member of the Committee, or of the Board, or an officer of the Company to whom authority was delegated in accordance with this Article 4 shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s charter or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.
ARTICLE 5
SHARES SUBJECT TO THE PLAN
5.1    NUMBER OF SHARES. Subject to adjustment as provided in Sections 5.2 and 14.1, the aggregate number of Shares reserved and available for issuance pursuant to Awards granted under the Plan shall be 5,100,000 Shares, less one (1) share for every one (1) share of Common Stock subject to an award granted under the Prior Plan after March 4, 2026, and plus a number of additional Shares available for awards as of the Effective Date under the Company’s 2018 Incentive Plan (the “Prior Plan”) that thereafter terminate or expire unexercised, or are cancelled, forfeited or lapse for any reason. The maximum number of Shares that may be issued upon exercise of Incentive Stock Options granted under the Plan shall be 2,000,000. From and after the Effective Date, no further awards shall be granted under the Prior Plan and the Prior Plan shall remain in effect only so long as awards granted thereunder shall remain outstanding.
5.2    SHARE COUNTING. Shares covered by an Award shall be subtracted from the Plan share reserve as of the Grant Date but shall be added back to the Plan share reserve in accordance with this Section 5.2.
(a)    Awards of Options and Stock Appreciation Rights shall have a seven-year term and shall count against the number of Shares remaining available for issuance pursuant to Awards granted under the Plan as one (1) Share for each Share covered by such Awards. Awards of Full Value Awards shall count against the number of Shares remaining available for issuance pursuant to Awards granted under the Plan as 2.33 Shares for each Share covered by such Award.
(b)    The full number of Shares subject to the Option shall count against the number of Shares remaining available for issuance pursuant to Awards granted under the Plan, even if the exercise price of an Option is satisfied through net-settlement or by delivering Shares to the Company (by either actual delivery or attestation).
(c)    Upon exercise of Stock Appreciation Rights that are settled in Shares, the full number of Stock Appreciation Rights (rather than the net number of Shares actually delivered upon exercise) shall count against the number of Shares remaining available for issuance pursuant to Awards granted under the Plan.
(d)    Shares withheld from an Award to satisfy tax withholding requirements shall count against the number of Shares remaining available for issuance pursuant to Awards granted under the Plan, and Shares delivered by a participant to satisfy tax withholding requirements shall not be added to the Plan share reserve.
(e)     To the extent that an Award is canceled, terminates, expires, is forfeited or lapses for any reason, any unissued or forfeited Shares subject to the Award will be added back to the Plan share reserve and again be available for issuance pursuant to Awards granted under the Plan.
(f)    Shares subject to Awards settled in cash will be added back to the Plan share reserve and again be available for issuance pursuant to Awards granted under the Plan.
(g)    To the extent that the full number of Shares subject to Full Value Award is not issued for any reason, including by reason of failure to achieve maximum performance goals, the unissued Shares originally subject to the Award will be added back to the Plan share reserve and again be available for issuance pursuant to Awards granted under the Plan.
(h)    Substitute Awards granted pursuant to Section 13.10 of the Plan shall not count against the Shares otherwise available for issuance under the Plan under Section 5.1.
(i)    Subject to applicable Exchange requirements, shares available under a shareholder-approved plan of a company acquired by the Company (as appropriately adjusted to Shares to reflect the transaction) may be issued under the Plan pursuant to Awards granted to individuals who were not employees of the Company or its Affiliates immediately before such transaction and will not count against the maximum share limitation specified in Section 5.1.
5.3    STOCK DISTRIBUTED. Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.
5.4    LIMITATION ON AWARDS TO DIRECTORS. The maximum dollar amount of Awards that may be granted under this Plan to any one (1) Non-Employee Director as part of their compensation in any single calendar year is $750,000 for any director in such year. The value of all Awards shall be calculated based upon the grant date fair value for financial reporting purposes.
5.5    MINIMUM VESTING REQUIREMENTS. Notwithstanding any other provision of the Plan to the contrary, Awards granted under the Plan (other than cash-based awards) shall vest no earlier than the first anniversary of the date on which the Award is granted; provided, however, that the following Awards shall not be subject to the foregoing minimum vesting requirement: (i) Substitute Awards, (ii) Shares delivered in lieu of fully-vested cash obligations and (iii) any additional Awards the Committee may grant, up to a maximum of 5% of the available share reserve authorized for issuance under the Plan pursuant to Section 5.1; provided, further, that the foregoing restriction does not apply to the Committee’s discretion to provide for accelerated exercisability or vesting of any Award, including in cases of retirement, death, Disability or a Change of Control, in the terms of the Award Agreement or otherwise.
ARTICLE 6
ELIGIBILITY
6.1    GENERAL. Awards may be granted only to Eligible Participants. Incentive Stock Options may be granted only to Eligible Participants who are employees of the Company or a Parent or Subsidiary as defined in Section 424(e) and (f) of the Code. Eligible Participants who are service providers to an Affiliate may be granted Options or SARs under this Plan only if the Affiliate qualifies as an “eligible issuer of service recipient stock” within the meaning of §1.409A-1(b)(5)(iii)(E) of the final regulations under Code Section 409A.
ARTICLE 7
STOCK OPTIONS
7.1    GENERAL. The Committee is authorized to grant Options to Participants on the following terms and conditions:

(a)    EXERCISE PRICE. The exercise price per Share under an Option shall be determined by the Committee, provided, that the exercise price for any Option (other than an Option issued as a substitute Award pursuant to Section 13.10) shall not be less than the Fair Market Value as of the Grant Date.
(b)    PROHIBITION ON REPRICING. Except as otherwise provided in Section 14.1, the exercise price of an Option may not be reduced by (i) a reduction in exercise price, (ii) cancellation of the Option in exchange for a full value Award or an Award with an exercise price that is less than the original exercise price, (iii) cancellation of the Option in exchange for a cash payment or (iv) any other action that, directly or indirectly, would be considered a repricing, without the prior approval of the shareholders of the Company.
(c)    TIME AND CONDITIONS OF EXERCISE. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, subject to Section 7.1(e), including a provision that an Option that is otherwise exercisable and has an exercise price that is less than the Fair Market Value of the Stock on the last day of its term will be automatically exercised on such final date of the term by means of a “net exercise,” thus entitling the optionee to Shares equal to the intrinsic value of the Option on such exercise date, less the number of Shares required for tax withholding. The Committee shall also determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised or vested.
(d)    PAYMENT. The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, and the methods by which Shares shall be delivered or deemed to be delivered to Participants. As determined by the Committee at or after the Grant Date, payment of the exercise price of an Option may be made, in whole or in part, in the form of (i) cash or cash equivalents, (ii) delivery (by either actual delivery or attestation) of previously-acquired Shares based on the Fair Market Value of the Shares on the date the Option is exercised, (iii) withholding of Shares from the Option based on the Fair Market Value of the Shares on the date the Option is exercised, (iv) broker-assisted market sales, or (iv) any other “cashless exercise” arrangement.
(e)    EXERCISE TERM. No Option granted under the Plan shall be exercisable for more than seven years from the Grant Date.
(f)    NO DEFERRAL FEATURE. No Option shall provide for any feature for the deferral of compensation other than the deferral of recognition of income until the exercise or disposition of the Option.
(g)    NO DIVIDEND EQUIVALENTS. No Option shall provide for Dividend Equivalents.
7.2    INCENTIVE STOCK OPTIONS. The terms of any Incentive Stock Options granted under the Plan must comply with the requirements of Section 422 of the Code. Without limiting the foregoing, any Incentive Stock Option granted to a Participant who at the Grant Date owns more than 10% of the voting power of all classes of shares of the Company must have an exercise price per Share of not less than 110% of the Fair Market Value per Share on the Grant Date and an Option term of not more than five years. If all of the requirements of Section 422 of the Code (including the above) are not met, the Option shall automatically become a Nonstatutory Stock Option.
ARTICLE 8
STOCK APPRECIATION RIGHTS
8.1    GRANT OF STOCK APPRECIATION RIGHTS. The Committee is authorized to grant Stock Appreciation Rights to Participants on the following terms and conditions:
(a)    RIGHT TO PAYMENT. Upon the exercise of a SAR, the Participant has the right to receive, for each Share with respect to which the SAR is being exercised, the excess, if any, of:
(1)    The Fair Market Value of one Share on the date of exercise; over
(2)    The base price of the SAR as determined by the Committee and set forth in the Award Agreement, which shall not be less than the Fair Market Value of one Share on the Grant Date.
(b)    PROHIBITION ON REPRICING. Except as otherwise provided in Section 14.1, the exercise price of a SAR may not be reduced by (i) a reduction in the base price, (ii) cancellation of the SAR in exchange for a full value Award or an Award with a base price that is less than the original base price, (iii) cancellation of the SAR in exchange for a cash payment or (iv) any other action that, directly or indirectly, would be considered a repricing, without the prior approval of the shareholders of the Company.

(c)    TIME AND CONDITIONS OF EXERCISE. The Committee shall determine the time or times at which a SAR may be exercised in whole or in part, including a provision that a SAR that is otherwise exercisable and has a base price that is less than the Fair Market Value of the Stock on the last day of its term will be automatically exercised on such final date of the term, thus entitling the holder to cash or Shares equal to the intrinsic value of the SAR on such exercise date, less the cash or number of Shares required for tax withholding. Except for SARs granted to Participants outside the United States, no SAR shall be exercisable for more than seven years from the Grant Date.
(d)    NO DEFERRAL FEATURE. No SAR shall provide for any feature for the deferral of compensation other than the deferral of recognition of income until the exercise or disposition of the SAR.
(e)    NO DIVIDEND EQUIVALENTS. No SAR shall provide for Dividend Equivalents.
ARTICLE 9
RESTRICTED STOCK AND RESTRICTED STOCK UNITS
9.1    GRANT OF RESTRICTED STOCK AND RESTRICTED STOCK UNITS. The Committee is authorized to make Awards of Restricted Stock or Restricted Stock Units to Participants in such amounts and subject to such terms and conditions as may be selected by the Committee. An Award of Restricted Stock or Restricted Stock Units shall be evidenced by an Award Agreement setting forth the terms, conditions, and restrictions applicable to the Award.
9.2    ISSUANCE AND RESTRICTIONS. Restricted Stock or Restricted Stock Units shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, for example, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, upon the satisfaction of performance goals or otherwise, as the Committee determines at the time of the grant of the Award or thereafter. Except as otherwise provided in an Award Agreement or any special Plan document governing an Award, a Participant shall have none of the rights of a shareholder with respect to Restricted Stock Units until such time as Shares of Stock are paid in settlement of such Awards.
9.3    DIVIDENDS ON RESTRICTED STOCK. In the case of Restricted Stock, the Committee may provide that ordinary cash dividends declared on the Shares before they are vested (i) will be forfeited, (ii) will be deemed to have been reinvested in additional Shares or otherwise reinvested (subject to Share availability under Section 5.1 hereof), or (iii) in the case of Restricted Stock that is not subject to performance-based vesting, will be paid or distributed to the Participant as accrued (in which case, such dividends must be paid or distributed no later than the 15th day of the 3rd month following the later of (A) the calendar year in which the corresponding dividends were paid to shareholders, or (B) the first calendar year in which the Participant’s right to such dividends is no longer subject to a substantial risk of forfeiture). Unless otherwise provided by the Committee, dividends accrued on Shares of Restricted Stock before they are vested shall, as provided in the Award Agreement, either (i) be reinvested in the form of additional Shares, which shall be subject to the same vesting provisions as provided for the host Award, or (ii) be credited by the Company to an account for the Participant and accumulated without interest until the date upon which the host Award becomes vested, and any dividends accrued with respect to forfeited Restricted Stock will be reconveyed to the Company without further consideration or any act or action by the Participant.
9.4    FORFEITURE. Subject to the terms of the Award Agreement and except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of Continuous Service during the applicable restriction period or upon failure to satisfy a performance goal during the applicable restriction period, Restricted Stock or Restricted Stock Units that are at that time subject to restrictions shall be forfeited.
9.5    DELIVERY OF RESTRICTED STOCK. Shares of Restricted Stock shall be delivered to the Participant at the Grant Date either by book-entry registration or by delivering to the Participant, or a custodian or escrow agent (including, without limitation, the Company or one or more of its employees) designated by the Committee, a stock certificate or certificates registered in the name of the Participant. If physical certificates representing shares of Restricted Stock are registered in the name of the Participant, such certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.

ARTICLE 10
PERFORMANCE AWARDS
10.1    GRANT OF PERFORMANCE AWARDS. The Committee is authorized to grant any Award under this Plan, including cash-based Awards, with performance-based vesting criteria, on such terms and conditions as may be selected by the Committee. Any such Awards with performance-based vesting criteria are referred to herein as Performance Awards. The Committee shall have the complete discretion to determine the number of Performance Awards granted to each Participant, subject to Section 5.4, and to designate the provisions of such Performance Awards as provided in Section 4.3. All Performance Awards shall be evidenced by an Award Agreement or a written program established by the Committee, pursuant to which Performance Awards are awarded under the Plan under uniform terms, conditions and restrictions set forth in such written program.
10.2    PERFORMANCE GOALS. The Committee may establish performance goals for Performance Awards which may be based on any criteria selected by the Committee. Such performance goals may be described in terms of Company-wide objectives or in terms of objectives that relate to the performance of the Participant, an Affiliate or a division, region, department or function within the Company or an Affiliate. If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or an Affiliate conducts its business, or other events or circumstances render performance goals to be unsuitable, the Committee may modify such performance goals in whole or in part, as the Committee deems appropriate. If a Participant is promoted, demoted or transferred to a different business unit or function during a performance period, the Committee may determine that the performance goals or performance period are no longer appropriate and may adjust, change or eliminate the performance goals or the applicable performance period as it deems appropriate to make such goals and period comparable to the initial goals and period. The Committee may provide in any Performance Award, at the time the performance goals are established, that any evaluation of performance shall exclude or otherwise be objectively adjusted for any specified unusual circumstance or event that occurs during a performance period, including by way of example but without limitation the following: (a) litigation or claim judgments or settlements; (b) the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported results; (c) accruals for reorganization and restructuring programs; and (d) foreign exchange gains and losses.
ARTICLE 11
DIVIDEND EQUIVALENTS
11.1    GRANT OF DIVIDEND EQUIVALENTS. The Committee is authorized to grant Dividend Equivalents with respect to Full-Value Awards granted hereunder, subject to such terms and conditions as may be selected by the Committee. Dividend Equivalents shall entitle the Participant to receive payments equal to ordinary cash dividends or distributions with respect to all or a portion of the number of Shares subject to a Full-Value Award, as determined by the Committee. The Committee may provide that Dividend Equivalents (i) will be deemed to have been reinvested in additional Shares or otherwise reinvested, or (ii) except in the case of Performance Awards, will be paid or distributed to the Participant as accrued (in which case, such Dividend Equivalents must be paid or distributed no later than the 15th day of the 3rd month following the later of (A) the calendar year in which the corresponding dividends were paid to shareholders, or (B) the first calendar year in which the Participant’s right to such Dividends Equivalents is no longer subject to a substantial risk of forfeiture). Unless otherwise provided by the Committee, Dividend Equivalents accruing on unvested Full-Value Awards shall, as provided in the Award Agreement, either (i) be reinvested in the form of additional Shares, which shall be subject to the same vesting provisions as provided for the host Award, or (ii) be credited by the Company to an account for the Participant and accumulated without interest until the date upon which the host Award becomes vested, and any Dividend Equivalents accrued with respect to forfeited Awards will be reconveyed to the Company without further consideration or any act or action by the Participant.
ARTICLE 12
STOCK OR OTHER STOCK-BASED AWARDS
12.1    GRANT OF STOCK OR OTHER STOCK-BASED AWARDS. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to Shares, as deemed by the Committee to be consistent with the purposes of the Plan, including without limitation (but subject to the last sentence of Section 5.5) Shares awarded purely as a “bonus” and not subject to any restrictions or conditions, convertible or exchangeable debt securities, other rights convertible or exchangeable into Shares, and Awards valued by reference to book value of

Shares or the value of securities of or the performance of specified Parents or Subsidiaries. The Committee shall determine the terms and conditions of such Awards.
ARTICLE 13
PROVISIONS APPLICABLE TO AWARDS
13.1    AWARD AGREEMENTS. Each Award shall be evidenced by an Award Agreement. Each Award Agreement shall include such provisions, not inconsistent with the Plan, as may be specified by the Committee.
13.2    FORM OF PAYMENT FOR AWARDS. At the discretion of the Committee, payment of Awards may be made in cash, Stock, a combination of cash and Stock, or any other form of property as the Committee shall determine. In addition, payment of Awards may include such terms, conditions, restrictions and/or limitations, if any, as the Committee deems appropriate, including, in the case of Awards paid in the form of Stock, restrictions on transfer and forfeiture provisions.
13.3    LIMITS ON TRANSFER. No right or interest of a Participant in any unexercised or restricted Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or an Affiliate, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or an Affiliate. No unexercised or restricted Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution; provided, however, that the Committee may (but need not) permit other transfers (other than transfers for value) where the Committee concludes that such transferability (i) does not result in accelerated taxation, (ii) does not cause any Option intended to be an Incentive Stock Option to fail to be described in Code Section 422(b), and (iii) is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, state or federal tax or securities laws applicable to transferable Awards.
13.4    BENEFICIARIES. Notwithstanding Section 13.3, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If no beneficiary has been designated or survives the Participant, any payment due to the Participant shall be made to the Participant’s estate. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant, in the manner provided by the Company, at any time provided the change or revocation is filed with the Committee.
13.5    STOCK TRADING RESTRICTIONS. All Stock issuable under the Plan is subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal or state securities laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate or issue instructions to the transfer agent to reference restrictions applicable to the Stock.
13.6    ACCELERATION UPON DEATH OR DISABILITY. Except as otherwise provided in the Award Agreement or any special Plan document governing an Award, upon the termination of a person’s Continuous Service by reason of death or Disability:
(a)    all of that Participant’s outstanding Options and SARs shall become fully exercisable;
(b)    all time-based vesting restrictions on that Participant’s outstanding Awards shall lapse as of the date of termination; and
(c)    the payout opportunities attainable under all of that Participant’s outstanding performance-based Awards shall be determined by the Committee in the Award Agreement.
To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Code Section 422(d), the excess Options shall be deemed to be Nonstatutory Stock Options.
13.7    EFFECT OF A CHANGE IN CONTROL. The provisions of this Section 13.7 shall apply in the case of a Change in Control, unless otherwise provided in the Award Agreement or any special Plan document or separate agreement with a Participant governing an Award.
(a)Awards not Assumed or Substituted by Surviving Entity. Upon the occurrence of a Change in Control, and except with respect to any Awards assumed by the Surviving Entity or otherwise equitably converted or substituted in connection with the Change in Control in a manner approved by the Committee or the Board: (i) outstanding Options, SARs, and other Awards in the nature of rights that may be exercised shall become fully exercisable, (ii) time-based vesting restrictions on outstanding Awards shall lapse, and (iii) the target payout opportunities attainable under outstanding performance-based Awards shall be deemed to have been fully earned as of the effective date of the Change in Control based upon (A) an assumed achievement of all relevant performance goals at the “target” level if the Change in Control occurs during the first half of the applicable performance period, or (B) the actual level of achievement of all relevant performance goals against target measured as of the date of the Change in Control, if the Change in Control occurs during the second half of the applicable performance period, and, in either such case, subject to Section 16.3, there shall be a prorata payout to Participants within thirty (30) days following the Change in Control (unless a later date is required by Section 16.3 hereof), based upon the length of time within the performance period that has elapsed prior to the Change in Control. Any Awards shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Agreement. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Code Section 422(d), the excess Options shall be deemed to be Nonstatutory Stock Options.
(b)Awards Assumed or Substituted by Surviving Entity. With respect to Awards assumed by the Surviving Entity or otherwise equitably converted or substituted in connection with a Change in Control: if within two years after the effective date of the Change in Control, a Participant’s employment is terminated without Cause or the Participant resigns for Good Reason, then (i) all of that Participant’s outstanding Options, SARs and other Awards in the nature of rights that may be exercised shall become fully exercisable, (ii) all time-based vesting restrictions on the his or her outstanding Awards shall lapse, and (iii) the payout level under all of that Participant’s performance-based Awards that were outstanding immediately prior to effective time of the Change in Control shall be determined and deemed to have been earned as of the date of termination based upon (A) an assumed achievement of all relevant performance goals at the “target” level if the date of termination occurs during the first half of the applicable performance period, or (B) the actual level of achievement of all relevant performance goals against target (measured as of the end of the calendar quarter immediately preceding the date of termination), if the date of termination occurs during the second half of the applicable performance period, and, in either such case, there shall be a prorata payout to such Participant within thirty (30) days following the date of termination of employment (unless a later date is required by Section 16.3 hereof), based upon the length of time within the performance period that has elapsed prior to the date of termination of employment. With regard to each Award, a Participant shall not be considered to have resigned for Good Reason unless either (i) the Award Agreement includes such provision or (ii) the Participant is party to an employment, severance or similar agreement with the Company or an Affiliate that includes provisions in which the Participant is permitted to resign for Good Reason. Any Awards shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Agreement. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Code Section 422(d), the excess Options shall be deemed to be Nonstatutory Stock Options.
13.8    ACCELERATION FOR OTHER REASONS. Regardless of whether an event has occurred as described in Section 13.6 or 13.7 above and subject to Section 5.5 as to Full-Value Awards, the Committee may in its sole discretion at any time determine that, upon the termination of service of a Participant for any reason, or the occurrence of a Change in Control, all or a portion of such Participant’s Options, SARs and other Awards in the nature of rights that may be exercised shall become fully or partially exercisable, that all or a part of the restrictions on all or a portion of the Participant’s outstanding Awards shall lapse, and/or that any performance-based criteria with respect to any Awards held by that Participant shall be deemed to be wholly or partially satisfied, in each case, as of such date as the Committee may, in its sole discretion, declare. The Committee may discriminate among Participants and among Awards granted to a Participant in exercising its discretion pursuant to this Section 13.8.
13.9    FORFEITURE EVENTS. The Committee may specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, (i) termination of employment for cause, (ii) violation of material Company or Affiliate policies, (iii) breach of noncompetition, confidentiality or other restrictive covenants that may apply to the Participant, (iv) other conduct by the Participant that is detrimental to the business or reputation of the Company or any Affiliate, or (v) a later determination that the vesting of, or amount realized from, a Performance Award was based on materially inaccurate financial statements or any other materially inaccurate performance metric criteria, whether or not the Participant caused or contributed to such material inaccuracy.

13.10    SUBSTITUTE AWARDS. The Committee may grant Awards under the Plan in substitution for stock and stock-based awards held by employees of another entity who become employees of the Company or an Affiliate as a result of a merger or consolidation of the former employing entity with the Company or an Affiliate or the acquisition by the Company or an Affiliate of property or stock of the former employing corporation. The Committee may direct that the substitute awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances.
ARTICLE 14
CHANGES IN CAPITAL STRUCTURE
14.1    MANDATORY ADJUSTMENTS. In the event of a nonreciprocal transaction between the Company and its shareholders that causes the per-share value of the Stock to change (including, without limitation, any stock dividend, stock split, spin-off, rights offering, or large nonrecurring cash dividend), the authorization limits under Section 5.1 and 5.4 shall be adjusted proportionately, and the Committee shall make such adjustments to the Plan and Awards as it deems necessary, in its sole discretion, to prevent dilution or enlargement of rights immediately resulting from such transaction. Action by the Committee may include: (i) adjustment of the number and kind of shares that may be delivered under the Plan; (ii) adjustment of the number and kind of shares subject to outstanding Awards; (iii) adjustment of the exercise price of outstanding Awards or the measure to be used to determine the amount of the benefit payable on an Award; and (iv) any other adjustments that the Committee determines to be equitable. Notwithstanding the foregoing, the Committee shall not make any adjustments to outstanding Options or SARs that would constitute a modification or substitution of the stock right under Treas. Reg. Sections 1.409A-1(b)(5)(v) that would be treated as the grant of a new stock right or change in the form of payment for purposes of Code Section 409A. Without limiting the foregoing, in the event of a subdivision of the outstanding Stock (stock-split), a declaration of a dividend payable in Shares, or a combination or consolidation of the outstanding Stock into a lesser number of Shares, the authorization limits under Section 5.1 and 5.4 shall automatically be adjusted proportionately, and the Shares then subject to each Award shall automatically, without the necessity for any additional action by the Committee, be adjusted proportionately without any change in the aggregate purchase price therefor.
14.2    DISCRETIONARY ADJUSTMENTS. Upon the occurrence or in anticipation of any corporate event or transaction involving the Company (including, without limitation, any merger, reorganization, recapitalization, combination or exchange of shares, or any transaction described in Section 14.1), the Committee may, in its sole discretion, provide (i) that Awards will be settled in cash rather than Stock, (ii) that Awards will become immediately vested and non-forfeitable and exercisable (in whole or in part) and will expire after a designated period of time to the extent not then exercised, (iii) that Awards will be assumed by another party to a transaction or otherwise be equitably converted or substituted in connection with such transaction, (iv) that outstanding Awards may be settled by payment in cash or cash equivalents equal to the excess of the Fair Market Value of the underlying Stock, as of a specified date associated with the transaction, over the exercise or base price of the Award, (v) that performance targets and performance periods for Performance Awards will be modified or (vi) any combination of the foregoing. The Committee’s determination need not be uniform and may be different for different Participants whether or not such Participants are similarly situated.
14.3    GENERAL . Any discretionary adjustments made pursuant to this Article 14 shall be subject to the provisions of Section 15.2. To the extent that any adjustments made pursuant to this Article 14 cause Incentive Stock Options to cease to qualify as Incentive Stock Options, such Options shall be deemed to be Nonstatutory Stock Options.
ARTICLE 15
AMENDMENT, MODIFICATION AND TERMINATION
15.1    AMENDMENT, MODIFICATION AND TERMINATION. The Board or the Committee may, at any time and from time to time, amend, modify or terminate the Plan without shareholder approval; provided, however, that if an amendment to the Plan would, in the reasonable opinion of the Board or the Committee, either (i) materially increase the number of Shares available under the Plan, (ii) expand the types of awards under the Plan, (iii) materially expand the class of participants eligible to participate in the Plan, (iv) materially extend the term of the Plan, or (v) otherwise constitute a material change requiring shareholder approval under applicable laws, policies or regulations or the applicable listing or other requirements of an Exchange, then such amendment shall be subject to shareholder approval; and provided, further, that the Board or Committee may condition any other amendment or modification on the approval of shareholders of the Company for any reason, including by reason of such approval being necessary or deemed advisable (i) to comply with the listing or other requirements of an Exchange, or (ii) to satisfy any other tax, securities or other applicable laws, policies or regulations.
15.2    AWARDS PREVIOUSLY GRANTED. At any time and from time to time, the Committee may amend, modify or terminate any outstanding Award without approval of the Participant; provided, however:
(a)    Subject to the terms of the applicable Award Agreement, such amendment, modification or termination shall not, without the Participant’s consent, reduce or diminish the value of such Award determined as if the Award had been exercised, vested, cashed in or otherwise settled on the date of such amendment or termination (with the per-share value of an Option or SAR for this purpose being calculated as the excess, if any, of the Fair Market Value as of the date of such amendment or termination over the exercise or base price of such Award);
(b)    The original term of an Option or SAR may not be extended without the prior approval of the shareholders of the Company;
(c)    Except as otherwise provided in Section 14.1, the exercise price of an Option or base price of a SAR may not be reduced, directly or indirectly, without the prior approval of the shareholders of the Company; and
(d)    No termination, amendment, or modification of the Plan shall adversely affect any Award previously granted under the Plan, without the written consent of the Participant affected thereby. An outstanding Award shall not be deemed to be “adversely affected” by a Plan amendment if such amendment would not reduce or diminish the value of such Award determined as if the Award had been exercised, vested, cashed in or otherwise settled on the date of such amendment (with the per-share value of an Option or SAR for this purpose being calculated as the excess, if any, of the Fair Market Value as of the date of such amendment over the exercise or base price of such Award).
15.3    COMPLIANCE AMENDMENTS. Notwithstanding anything in the Plan or in any Award Agreement to the contrary, the Board may amend the Plan or an Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of conforming the Plan or Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Section 409A of the Code), and to the administrative regulations and rulings promulgated thereunder. By accepting an Award under this Plan, a Participant agrees to any amendment made pursuant to this Section 15.3 to any Award granted under the Plan without further consideration or action.
ARTICLE 16
GENERAL PROVISIONS
16.1    RIGHTS OF PARTICIPANTS.
(a)    No Participant or any Eligible Participant shall have any claim to be granted any Award under the Plan. Neither the Company, its Affiliates nor the Committee is obligated to treat Participants or Eligible Participants uniformly, and determinations made under the Plan may be made by the Committee selectively among Eligible Participants who receive, or are eligible to receive, Awards (whether or not such Eligible Participants are similarly situated).
(b)     Nothing in the Plan, any Award Agreement or any other document or statement made with respect to the Plan, shall interfere with or limit in any way the right of the Company or any Affiliate to terminate any Participant’s employment or status as an officer, or any Participant’s service as a director, at any time, nor confer upon any Participant any right to continue as an employee, officer, or director of the Company or any Affiliate, whether for the duration of a Participant’s Award or otherwise.
(c)    Neither an Award nor any benefits arising under this Plan shall constitute an employment contract with the Company or any Affiliate and, accordingly, subject to Article 16, this Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Committee without giving rise to any liability on the part of the Company or an of its Affiliates.
(d)    No Award gives a Participant any of the rights of a shareholder of the Company unless and until Shares are in fact issued to such person in connection with such Award.
16.2    WITHHOLDING. The Company or any Affiliate shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company or such Affiliate, an amount sufficient to satisfy federal, state, and local taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising as a result of the Plan. The obligations of the Company under the Plan will be conditioned on such payment or arrangements and the Company or such Affiliate will, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant. Unless otherwise determined by the Committee at the time the Award is granted or thereafter, any such withholding requirement may be satisfied, in whole or in part, by withholding from the Award Shares having a Fair Market Value on the date of withholding equal to the minimum amount (and not any greater amount) required to be withheld for tax purposes, all in accordance with such procedures as the Committee establishes. All such elections shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.
16.3    SPECIAL PROVISIONS RELATED TO SECTION 409A OF THE CODE.
(a)    General. It is intended that the payments and benefits provided under the Plan and any Award shall either be exempt from the application of, or comply with, the requirements of Section 409A of the Code. The Plan and all Award Agreements shall be construed in a manner that effects such intent. Nevertheless, the tax treatment of the benefits provided under the Plan or any Award is not warranted or guaranteed. Neither the Company, its Affiliates nor their respective directors, officers, employees or advisers (other than in his or her capacity as a Participant) shall be held liable for any taxes, interest, penalties or other monetary amounts owed by any Participant or other taxpayer as a result of the Plan or any Award.
(b)    Definitional Restrictions. Notwithstanding anything in the Plan or in any Award Agreement to the contrary, to the extent that any amount or benefit that would constitute non-exempt “deferred compensation” for purposes of Section 409A of the Code would otherwise be payable or distributable, or a different form of payment (e.g., lump sum or installment) would be effected, under the Plan or any Award Agreement by reason of the occurrence of a Change in Control, or the Participant’s Disability or separation from service, such amount or benefit will not be payable or distributable to the Participant, and/or such different form of payment will not be effected, by reason of such circumstance unless the circumstances giving rise to such Change in Control, Disability or separation from service meet any description or definition of “change in control event”, “disability” or “separation from service”, as the case may be, in Section 409A of the Code and applicable regulations (without giving effect to any elective provisions that may be available under such definition). This provision does not prohibit the vesting of any Award upon a Change in Control, Disability or separation from service, however defined. If this provision prevents the payment or distribution of any amount or benefit, or the application of a different form of payment of any amount or benefit, such payment or distribution shall be made at the time and in the form that would have applied absent the Change in Control, Disability or separation from service, as applicable, as applicable.
(c)    Allocation Among Possible Exemptions. If any one or more Awards granted under the Plan to a Participant could qualify for any separation pay exemption described in Treas. Reg. Section 1.409A-1(b)(9), but such Awards in the aggregate exceed the dollar limit permitted for the separation pay exemptions, the Company determine which Awards or portions thereof will be subject to such exemptions.
(d)    Six-Month Delay in Certain Circumstances. Notwithstanding anything in the Plan or in any Award Agreement to the contrary, if any amount or benefit that would constitute non-exempt “deferred compensation” for purposes of Section 409A of the Code would otherwise be payable or distributable under this Plan or any Award Agreement by reason of a Participant’s separation from service during a period in which the Participant is a Specified Employee (as defined below), then, subject to any permissible acceleration of payment by the Committee under Treas. Reg. Section 1.409A-3(j)(4)(ii) (domestic relations order), (j)(4)(iii) (conflicts of interest), or (j)(4)(vi) (payment of employment taxes):
(1)    the amount of such non-exempt deferred compensation that would otherwise be payable during the six-month period immediately following the Participant’s separation from service will be accumulated through and paid or provided on the first day of the seventh month following the Participant’s separation from service (or, if the Participant dies during such period, within 30 days after the Participant’s death) (in either case, the “Required Delay Period”); and
(2)    the normal payment or distribution schedule for any remaining payments or distributions will resume at the end of the Required Delay Period. For purposes of this Plan, the term “Specified Employee” has the meaning given such term in Code Section 409A and the final regulations thereunder; provided, however, that, as permitted in such final regulations, the Company’s Specified Employees and its application of the six-month delay rule of Code Section 409A(a)(2)(B)(i) shall be determined in accordance with rules adopted by the Board or any committee of the Board, which shall be applied consistently with respect to all nonqualified deferred compensation arrangements of the Company, including this Plan.
(e)    Installment Payments. If, pursuant to an Award, a Participant is entitled to a series of installment payments, such Participant’s right to the series of installment payments shall be treated as a right to a series of separate payments and not to a single payment. For purposes of the preceding sentence, the term “series of installment payments” has the meaning provided in Treas. Reg. Section 1.409A-2(b) (2)(iii) (or any successor thereto).
16.4    UNFUNDED STATUS OF AWARDS. The Plan is intended to be an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Affiliate. In its sole discretion, the Committee may authorize the creation of grantor trusts or other arrangements to meet the obligations created under the Plan to deliver Shares or payments in lieu of Shares or with respect to Awards. This Plan is not intended to be subject to ERISA.
16.5    RELATIONSHIP TO OTHER BENEFITS. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or benefit plan of the Company or any Affiliate unless provided otherwise in such other plan. Nothing contained in the Plan will prevent the Company from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.
16.6    EXPENSES. The expenses of administering the Plan shall be borne by the Company and its Affiliates.
16.7    TITLES AND HEADINGS. The titles and headings of the Sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.
16.8    GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.
16.9    FRACTIONAL SHARES. The Committee shall determine, in its discretion, the treatment of fractional Shares including whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding up or down.
16.10    GOVERNMENT AND OTHER REGULATIONS.
(a)    Notwithstanding any other provision of the Plan, no Participant who acquires Shares pursuant to the Plan may, during any period of time that such Participant is an affiliate of the Company (within the meaning of the rules and regulations of the Securities and Exchange Commission under the 1933 Act), sell such Shares, unless such offer and sale is made (i) pursuant to an effective registration statement under the 1933 Act, which is current and includes the Shares to be sold, or (ii) pursuant to an appropriate exemption from the registration requirement of the 1933 Act, such as that set forth in Rule 144 promulgated under the 1933 Act.
(b)    Notwithstanding any other provision of the Plan, if at any time the Committee shall determine that the registration, listing or qualification of the Shares covered by an Award upon any Exchange or under any foreign, federal, state or local law or practice, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the purchase or receipt of Shares thereunder, no Shares may be purchased, delivered or received pursuant to such Award unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any condition not acceptable to the Committee. Any Participant receiving or purchasing Shares pursuant to an Award shall make such representations and agreements and furnish such information as the Committee may request to assure compliance with the foregoing or any other applicable legal requirements. The Company shall not be required to issue or deliver any certificate or certificates for Shares under the Plan prior to the Committee’s determination that all related requirements have been fulfilled. The Company shall in no event be obligated to register any securities pursuant to the 1933 Act or applicable state or foreign law or to take any other action in order to cause the issuance and delivery of such certificates to comply with any such law, regulation or requirement.

16.11    GOVERNING LAW. To the extent not governed by federal law, the Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Delaware.
16.12    SEVERABILITY. In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability will not be construed as rendering any other provisions contained herein as invalid or unenforceable, and all such other provisions will be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.
16.13    NO LIMITATIONS ON RIGHTS OF COMPANY. The grant of any Award shall not in any way affect the right or power of the Company to make adjustments, reclassification or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets. The Plan shall not restrict the authority of the Company, for proper corporate purposes, to draft or assume awards, other than under the Plan, to or with respect to any person. If the Committee so directs, the Company may issue or transfer Shares to an Affiliate, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Affiliate will transfer such Shares to a Participant in accordance with the terms of an Award granted to such Participant and specified by the Committee pursuant to the provisions of the Plan.
16.14    CLAWBACK. Notwithstanding any provision of this Plan and grants hereunder to the contrary, any agreement evidencing an Award under the Plan shall also provide for the cancellation or forfeiture of an Award or the forfeiture and repayment to the Company of any shares of Stock issued under and/or any other benefit related to an Award (including, for the avoidance of doubt, any cash received in the settlement of an Award), or other provisions intended to have a similar effect, upon such terms and conditions as may be required by the Committee or under Section 10D of the Exchange Act and any applicable rules or regulations promulgated by the Commission or any national securities exchange or national securities association on which the shares of Stock may be traded.

The foregoing is hereby acknowledged as being the Globe Life Inc. 2026 Incentive Plan as adopted by the Board on February 25, 2026 and by the shareholders on _____________, 2026.

GLOBE LIFE INC.
By:
_________________, __________________

Globe Life
Globe Life Inc.

7677 Henneman Way
McKinney, TX 75070
GlobeLifeInsurance.com

Globe Life
Globe Life Inc.

GLOBE LIFE INC.
7677 HENNEMAN WAY
MCKINNEY, TX 75070

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V84271-P46455

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GLOBE LIFE INC.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. Matthew J. Adams	☐	☐	☐
1b. Cheryl D. Alston	☐	☐	☐
1c. Mark A. Blinn	☐	☐	☐
1d. James P. Brannen	☐	☐	☐
1e. Alice S. Cho	☐	☐	☐
1f. J. Matthew Darden	☐	☐	☐
1g. Philip M. Jacobs	☐	☐	☐
1h. Derek T. Kan	☐	☐	☐
1i. Sandra L. Phillips	☐	☐	☐
1j. David A. Rodriguez	☐	☐	☐
1k. Frank M. Svoboda	☐	☐	☐
1l. Mary E. Thigpen	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposals:	**For**	**Against**	**Abstain**
2. Approval of 2025 Executive Compensation	☐	☐	☐
3. Approval of Globe Life Inc. 2026 Incentive Plan	☐	☐	☐
4. Ratification of Appointment of Independent Registered Public Accounting Firm	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

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V84272-P46455

GLOBE LIFE INC.
Annual Meeting of Shareholders
Thursday, April 30, 2026, 10:00 a.m. Central Daylight Time
This proxy is solicited on behalf of the Board of Directors

The shareholder(s) hereby appoint(s) J. Matthew Darden and Frank M. Svoboda, or either of them, as proxies, each with the power to appoint their substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of GLOBE LIFE INC. that the shareholder(s) are entitled to vote at the Annual Meeting of Shareholders to be held at 10:00 a.m. Central Daylight Time, on Thursday, April 30, 2026, virtually at www.virtualshareholdermeeting.com/GL2026, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side